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[LOGO] BNY
HAMILTON

                                  PROSPECTUS


                               DECEMBER 29, 2006


                                    [GRAPHIC]








   GLOBAL REAL ESTATE SECURITIES FUND

   INSTITUTIONAL SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

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

ABOUT THE FUND

 2  BNY Hamilton Global Real Estate Securities Fund


ACCOUNT POLICIES

 7  Daily NAV Calculation

 8  Opening an Account/Purchasing Shares

 9  Making Exchanges/Redeeming Shares

10  Distributions and Tax Considerations

11  Abusive Trading

12  Investment Advisor

12  Portfolio Managers

 FOR MORE INFORMATION

 Back Cover

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 FUND CUSIP NUMBERS

 GLOBAL REAL ESTATE SECURITIES FUND

     CUSIP Number: Institutional Shares 05568J101

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BNY HAMILTON

                      GLOBAL REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return consisting of capital appreciation and current income. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a global portfolio of equity securities (primarily common stock) of real estate companies, including real estate investment trusts ("REITs") and real estate operating companies ("REOCs"), located primarily in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal circumstances, the Fund invests between 50%-65% of its total assets in non-U.S. companies, and in at least 10 different countries (including the U.S.). Although the Fund primarily invests in developed markets, it may also make investments in emerging markets. The Fund may invest in equity securities of companies of any market capitalization, including smaller companies. The Fund's benchmark is the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Global Real Estate Index, which is a market capitalization weighted index of exchange-listed real estate companies and REITs worldwide.

Under normal circumstances, the Fund invests at least 80% of its Assets in publicly traded equity securities of companies principally engaged in the real estate sector. (The Fund will provide its shareholders with 60 days' prior notice of any change in this non-fundamental policy.) A company is "principally engaged" in the real estate sector if at least 50% of its total revenues or earnings are derived from or at least 50% of the market value of its assets are attributed to the development, ownership, construction, management or sale of real estate, as determined by the Sub-Advisor (as defined in "Investment Advisor"). "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities include common stocks, preferred stocks, convertible securities and other equity investments.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests therein. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of equity REITs and mortgage REITs. In the United States, REITs generally are not taxed on income distributed to shareholders as long as they meet certain tax-related requirements. Some foreign countries have a REIT structure that is very similar to the United States, which includes tax treatment that is similar to the special tax treatment accorded to U.S. REITs. However, other countries either have a REIT structure that is significantly different from the U.S. structure (including with respect to tax treatment) or have not adopted a REIT structure in any form.

In selecting investments for the Fund's portfolio, the Fund's Sub-Advisor uses a proprietary approach to quantify investment opportunity from both a real estate and stock perspective. By combining bottom-up real estate research and the Sub-Advisor's Relative Value Model ("RVM") securities valuation process, the Sub-Advisor selects securities by seeking to provide a uniform basis for evaluating the validity of a security's trading price.

In conducting its bottom-up research, the Sub-Advisor engages in an active analysis process that includes regular and direct contact with the companies in the Fund's investable universe. These research

BNY Hamilton Global Real Estate Securities Fund

2

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efforts are supported with extensive sell side and independent research.

Through the use of the proprietary RVM, the Sub-Advisor seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management-related uncertainties, such as the impact on value of:

.. Leverage;

.. Growth Rate;

.. Market Capitalization; and

.. Property Type.

The Sub-Advisor believes that the RVM process, which is based on arbitrage pricing theory, enables the Sub-Advisor to make apples to apples comparisons by establishing sophisticated sector and company financial models that the Sub-Advisor uses as yardsticks to evaluate the validity of the stock's premium or discount to net asset value--relative to its peers.

The Sub-Advisor has entered into a strategic relationship with NAI Global(TM) ("NAI") to access a proprietary research database covering commercial real estate firms. NAI is the world's largest network of independently owned commercial real estate brokerage firms. This strategic relationship provides the Sub-Advisor with exclusive access to NAI's global database of fundamental real estate information. (Previously, this information was available only within NAI.) The Sub-Advisor believes that access to this database, as well as to NAI's network of global real estate associates to interpret market data and provide commentary, opinions and analysis of market trends, will significantly enhance the Sub-Advisor's coverage of the international real estate markets. The Sub-Advisor expects that it will maintain direct and regular contact with NAI's network of offices across the globe and the Sub-Advisor intends to use this information in the Sub-Advisor's investment decision-making process relating to asset allocation by country, management team underwriting and individual stock selection.

The Fund may also use certain derivatives (e.g., options, futures), which are investments whose values are determined by reference to underlying securities, indices or reference rates.

In addition, the Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or, in other limited instances, by cash.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

Because a fundamental policy of the Fund is to concentrate its assets in securities related to the real estate sector, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate sector and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: changes in real estate values and property taxes, overbuilding, fluctuations in rental income, changes in interest rates, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), clean-up, liability and other environmental losses and casualty or condemnation losses.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. REITs are highly dependent upon management skill, and are subject to defaults by borrowers or lessees. REITs often are not diversified and are subject to heavy cash flow dependency. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940. Certain REITs provide for a

                                BNY Hamilton Global Real Estate Securities Fund

                                                                             3

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specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund's portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political and social unrest and changes in investment, capital or exchange control regulations may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio managers' investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

The Sub-Advisor makes extensive use of NAI's global database of fundamental real estate information. If the relationship between the Sub-Advisor and NAI is modified or terminated, the Sub-Advisor may no longer have access to NAI's global database and resources, which could have a negative impact on the Sub-Advisor's ability to manage the Fund's investments.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

.. The lending agent indemnifies the Fund against borrower default;


BNY Hamilton Global Real Estate Securities Fund

4

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.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities, or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

PAST PERFORMANCE

The Fund commenced operations as of the date of this Prospectus. As a result, it does not have any performance history.


                                BNY Hamilton Global Real Estate Securities Fund

                                                                             5

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FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees

             Redemption Fee on shares held 30 days or
              fewer (as a % of amount redeemed)*          2.00

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.85
             Distribution (12b-1) fees                    None
             Other expenses/(a)/                          0.45

             Total annual operating expenses/(b)/         1.30

*The redemption fee applies to shares redeemed within 30 calendar days of purchase by redeeming or by exchanging into another Fund. Shares held for more than 30 calendar days are not subject to the redemption fee.

(a)Based on estimated amounts for the current fiscal year.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 1.25% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                      Expenses on a $10,000 investment* ($)
                      ---------------------------------------------

                                                1 Year      3 Years
                      ---------------------------------------------
                      Institutional Shares       132          412

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Fund commenced operations as of the date of this Prospectus, there are no financial highlights for the Institutional Shares.


BNY Hamilton Global Real Estate Securities Fund

6

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ACCOUNT POLICIES

This Prospectus describes the Institutional Shares for the BNY Hamilton Global Real Estate Securities Fund. Institutional Shares do not have 12b-1 fees and have generally lower operating expenses than other share classes of the Fund, which improves investment performance. Institutional Shares are available only to (1) institutions that invest over $1,000,000 or (2) investors who have specific asset management relationships with the Advisor. Any institution (including the Advisor and its affiliates) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in Institutional Shares. Institutional Shares may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client (including any individual who is a client) of a registered investment advisor that has a selling arrangement with BNY Hamilton Distributors, Inc., and who invests $1,000,000 or more in the aggregate in Institutional Shares is also eligible to invest in Institutional Shares through that registered investment advisor. In addition, shareholders who held, as of January 26, 2004, Institutional Shares of any BNY Hamilton Fund will be grandfathered for so long as they continue to hold Institutional Shares of a BNY Hamilton Fund and thus will not be required to meet these eligibility requirements in respect of future purchases of Institutional Shares of any BNY Hamilton Fund (including the Fund).

Other investors may purchase Class A Shares of the Fund. Please see the Class A Shares Prospectus for more information. If you want to purchase, exchange or redeem Institutional Shares contact your Bank of New York representative.

DAILY NAV CALCULATION

The Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) on each business day (Monday through Friday). Shares are available on any business day that the NYSE is open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will not calculate its NAV on any day that the NYSE is closed and may not calculate its NAV on a business day when no purchase or redemption orders are received by the Fund. Purchase orders received by the transfer agent or its designee before the regular close of the NYSE will be executed at the NAV calculated at that day's close.

The Fund's securities are typically valued using market prices. When market prices are not readily available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee subject to the procedures approved by the Board of Directors. For instance, the Fund may value a security at fair value if a significant event has occurred, which will, with reasonably high probability, materially affect the value of the security because the market price of the security was established before the calculation of the Fund's NAV, but after the market price was determined. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer's financial developments, regulatory news or natural disasters affecting the issuer's operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations (see discussion below regarding fair valuation of foreign equity securities). Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different from recent market prices for the security.

The Fund invests in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after

                                                               Account Policies
such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, generally require the Fund to fair value foreign equity securities based on values provided by a third-party vendor if there has been a significant U.S. market fluctuation that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days in which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. As noted above, the value determined for an investment using the Fund's fair value pricing procedures may differ materially from recent market prices for the investment.
OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
---------------------------------------------------------------------------------------------------

Mail
---------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the Fund to:
check payable directly to the Fund to:
BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363

Wire
---------------------------------------------------------------------------------------------------
The Fund does not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [the Fund]                                   Attn: [the Fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

The Advisor may, at its own expense, make payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Fund does not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the Fund. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Fund does not charge a fee for wire transfers from your bank to the Fund. However, your bank may charge a service fee for wiring funds.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the Funds and number of shares or       .names of the Funds and number of shares or dollar amount
  dollar amount you want to exchange                you want to redeem
                                                   .A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking institutions than what is on file
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the NYSE will be executed at the offering price calculated at that day's close.

Minimum account balances. If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums. You may exchange shares of the same class between BNY Hamilton Funds. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights. The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor or the Sub-Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency,

                                                               Account Policies
disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program. The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Redemptions In-Kind. The Fund reserves the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund's operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, a redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

Redemption Fee. The Fund charges a 2% redemption fee on shares redeemed within 30 calendar days of purchase by redeeming or by exchanging to another Fund. The fee is withheld from redemption proceeds and retained by the Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares held by investors for more than 30 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. Although the Fund has a goal of assessing this fee on applicable redemptions, the fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. The fee may also not apply to the following redemptions that do not indicate abusive trading strategies: redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Fund.

DISTRIBUTIONS AND TAX CONSIDERATIONS

The Fund declares and pays dividends quarterly, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually. Dividends and distributions are automatically paid in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates

"Qualified dividend income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be "Qualified dividend income" may vary from Fund to Fund and also from year to year. There are also minimum holding periods for Fund shares before investors are eligible for the reduced rates.


Account Policies

Distributions from the Fund are expected to be primarily capital gains. To the extent that the Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in the Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this Prospectus.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board of Directors of the Fund has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the transfer agent and the transfer agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.

On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.

The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Fund will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or dis-


                                                               Account Policies
ruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

The Fund does not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts.

In addition to these policies and procedures with respect to frequent trading, the Directors have adopted pricing policies that generally provide for the fair valuation of foreign equity securities in the event of significant market fluctuations as described in "Daily NAV Calculation" above. These policies are reasonably designed to protect the Fund from "time zone arbitrage" with respect to its foreign securities holdings and from other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the Fund.

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $106 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $119 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Fund.

The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

The Advisor has appointed Urdang Securities Management, Inc. ("Urdang" or the "Sub-Advisor"), located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, as the Sub-Advisor for the Fund. Urdang, a wholly-owned subsidiary of The Bank of New York since February 2006, has advised institutional clients since 1987 and has assets under management in excess of $2.7 billion. Subject to the general oversight of the Advisor, Urdang provides a continuing investment program for the Fund and makes investment decisions on its behalf.

Advisor compensation. In return for the Advisor's services, the Fund pays the Advisor an annual fee of 0.85% of average daily net assets. The Advisor, not the Fund, pays Urdang a sub-advisory fee for its services rendered to the Fund.

A discussion of the basis for the Directors' approval of the Fund's initial investment advisory contracts will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGER

BNY Hamilton Global Real Estate Securities Fund is jointly managed by Todd Briddell, Managing Director and Chief Investment Officer of Urdang, Peter Zabierek, Senior Portfolio Manager of Urdang and Dean Frankel, Senior Portfolio Manager of Urdang. Mr. Briddell joined Urdang in 1993 as an acquisition officer and co-founded Urdang's real estate securities group in 1995. Mr. Zabierek joined Urdang in 2003 as a portfolio manager and senior securities analyst. Prior to that, he worked at Morgan Stanley as a research analyst in the firm's REIT group. Prior to joining Morgan Stanley, Mr. Zabierek was an investment banker, specializing in structuring and completing real estate and municipal capital markets transactions. Mr. Frankel joined Urdang in 1997 as an analyst and has managed assets since 1999.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Fund.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO]

For More Information

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the Fund's managers on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports will be available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS
The Fund will provide a full list of its holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and its top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUND BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelter Road
                              Columbus, OH 43219

                                                               BYPUSCAPG  04/06

                                    [GRAPHIC]


                                                  BNY Hamilton Funds Prospectus

--------------------------------------------------------------------------------

                                                              December 29, 2006

================================================================================

                                                                         Equity
                                                                          Funds
                                                                     Prospectus

--------------------------------------------------------------------------------

                                                                 Class A Shares
                                             Global Real Estate Securities Fund


             As with all mutual funds, the Securities and
             Exchange Commission has not approved or
             disapproved these securities or said whether
             the information in this prospectus is
             adequate and accurate. Anyone who indicates
             otherwise is committing a crime.              [LOGO]


ABOUT THE FUND

 5  BNY Hamilton Global Real Estate Securities Fund


ACCOUNT POLICIES

 9  Daily NAV Calculation

10  Distribution Arrangements/Sales Charges

11  Distribution (12b-1) Plan

12  Opening an Account/Purchasing Shares

13  Making Exchanges/Redeeming Shares

15  Distributions and Tax Considerations

15  Abusive Trading

16  Investment Advisor

17  Portfolio Managers

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 GLOBAL REAL ESTATE SECURITIES FUND

     CUSIP Number: Class A Shares 05568J200

BNY HAMILTON

 GLOBAL REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return consisting of capital appreciation and current income. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a global portfolio of equity securities (primarily common stock) of real estate companies, including real estate investment trusts ("REITs") and real estate operating companies ("REOCs"), located primarily in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal circumstances, the Fund invests between 50% - 65% of its total assets in non-U.S. companies, and in at least 10 different countries (including the U.S.). Although the Fund primarily invests in developed markets, it may also make investments in emerging markets. The Fund may invest in equity securities of companies of any market capitalization, including smaller companies. The Fund's benchmark is the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Global Real Estate Index, which is a market capitalization weighted index of exchange-listed real estate companies and REITs worldwide.

Under normal circumstances, the Fund invests at least 80% of its Assets in publicly traded equity securities of companies principally engaged in the real estate sector. (The Fund will provide its shareholders with 60 days' prior notice of any change in this non- fundamental policy.) A company is "principally engaged" in the real estate sector if at least 50% of its total revenues or earnings are derived from or at least 50% of the market value of its assets are attributed to the development, ownership, construction, management or sale of real estate, as determined by the Sub-Advisor (as defined in "Investment Advisor"). "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities include common stocks, preferred stocks, convertible securities and other equity investments.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests therein. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of equity REITs and mortgage REITs. In the United States, REITs generally are not taxed on income distributed to shareholders as long as they meet certain tax-related requirements. Some foreign countries have a REIT structure that is very similar to the United States, which includes tax treatment that is similar to the special tax treatment accorded to U.S. REITS. However, other countries either have a REIT structure that is significantly different from the U.S. structure (including with respect to tax treatment) or have not adopted a REIT structure in any form.

In selecting investments for the Fund's portfolio, the Fund's Sub-Advisor uses a proprietary approach to quantify investment opportunity from both a real estate and stock perspective. By combining bottom-up real estate research and the Sub-Advisor's Relative Value Model ("RVM") securities valuation process, the Sub-Advisor selects securities by seeking to provide

                                BNY Hamilton Global Real Estate Securities Fund
a uniform basis for evaluating the validity of a security's trading price.

In conducting its bottom-up research, the Sub-Advisor engages in an active analysis process that includes regular and direct contact with the companies in the Fund's investable universe. These research efforts are supported with extensive sell side and independent research.

Through the use of the proprietary RVM, the Sub-Advisor seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management-related uncertainties, such as the impact on value of:

.. Leverage;

.. Growth Rate;

.. Market Capitalization; and

.. Property Type.

The Sub-Advisor believes that the RVM process, which is based on arbitrage pricing theory, enables the Sub-Advisor to make apples to apples comparisons by establishing sophisticated sector and company financial models that the Sub-Advisor uses as yardsticks to evaluate the validity of the stock's premium or discount to net asset value--relative to its peers.

The Sub-Advisor has entered into a strategic relationship with NAI Global(TM) ("NAI") to access a proprietary research database covering commercial real estate firms. NAI is the world's largest network of independently owned commercial real estate brokerage firms. This strategic relationship provides the Sub-Advisor with exclusive access to NAI's global database of fundamental real estate information. (Previously, this information was available only within NAI.) The Sub-Advisor believes that access to this database, as well as to NAI's network of global real estate associates to interpret market data and provide commentary, opinions and analysis of market trends, will significantly enhance the Sub-Advisor's coverage of the international real estate markets. The Sub-Advisor expects that it will maintain direct and regular contact with NAI's network of offices across the globe and the Sub-Advisor intends to use this information in the Sub-Advisor's investment decision-making process relating to asset allocation by country, management team underwriting and individual stock selection.

The Fund may also use certain derivatives (e.g., options, futures), which are investments whose values are determined by reference to underlying securities, indices or reference rates.

In addition, the Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or, in other limited instances, by cash.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

Because a fundamental policy of the Fund is to concentrate its assets in securities related to the real estate sector, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate sector and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: changes in real estate values and property taxes, overbuilding, fluctuations in rental income, changes in interest rates, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), clean-up, liability and other environmental losses and casualty or condemnation losses.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. REITs are highly dependent upon management skill, and are subject to defaults by borrowers or lessees. REITs often are not diversified and are subject to heavy cash flow dependency. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or


BNY Hamilton Global Real Estate Securities Fund to maintain exempt status under the Investment Company Act of 1940. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund's portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political and social unrest and changes in investment, capital or exchange control regulations may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio managers' investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

The Sub-Advisor makes extensive use of NAI's global database of fundamental real estate information. If the relationship between the Sub-Advisor and NAI is modified or terminated, the Sub-Advisor may no longer have access to NAI's global database and resources, which could have a negative impact on the Sub-Advisor's ability to manage the Fund's investments.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.


                                BNY Hamilton Global Real Estate Securities Fund

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

PAST PERFORMANCE

The Fund commenced operations as of the date of this Prospectus. As a result, it does not have any performance history.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.

           Fee table (% of average net assets)
           ---------------------------------------------------------
                                                             Class A
                                                             Shares
           ---------------------------------------------------------

           Shareholder Fees (fees paid directly from your
            investment)
           ---------------------------------------------------------
           Maximum sales charge (load) on purchases (as a
            percentage of the offering price)                 5.25
           Maximum deferred sales charge (load) (as a
            percentage of the lower of the purchase price or
            current market value)                             1.00*
           Maximum sales charge (load) imposed on
            reinvested dividends                              None
           Redemption Fee on shares held 30 days or fewer
            (as a % of amount redeemed)**                     2.00

           Annual Operating Expenses (expenses that are
            deducted from fund assets)
           ---------------------------------------------------------
           Management fee                                     0.85
           Distribution (12b-1) fees                          0.25
           Other expenses/(a)/                                0.45

           Total annual operating expenses/(b)/               1.55

* For purchases of $1 million or more of Class A Shares, a 1% contingent deferred sales charge (CDSC) may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
** The redemption fee applies to shares redeemed within 30 calendar days of purchase by redeeming or by exchanging to another Fund. Shares held for more than 30 calendar days are not subject to the redemption fee.
(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 1.50% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                         Expenses on a $10,000 investment* ($)
                         -------------------------------------

                                           1 Year    3 Years
                         -------------------------------------
                         Class A Shares     674        989

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.

FINANCIAL HIGHLIGHTS

Because the Fund commenced operations as of the date of this Prospectus, there are no financial highlights for the Class A Shares.


BNY Hamilton Global Real Estate Securities Fund

ACCOUNT POLICIES

The Fund is offered in two share classes--Class A and Institutional. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. Information on the Institutional Shares of the Fund can be found in a separate Prospectus.

The information below applies to Class A Shares of the Fund.

DAILY NAV CALCULATION

The Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) on each business day (Monday through Friday). Shares are available on any business day that the NYSE is open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will not calculate its NAV on any day that the NYSE is closed and may not calculate its NAV on a business day when no purchase or redemption orders are received by the Fund. Purchase orders received by the transfer agent or its designee before the regular close of the NYSE will be executed at the NAV calculated at that day's close.

The Fund's securities are typically valued using market prices. When market prices are not readily available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee subject to the procedures approved by the Board of Directors. For instance, the Fund may value a security at fair value if a significant event has occurred, which will, with reasonably high probability, materially affect the value of the security because the market price of the security was established before the calculation of the Fund's NAV, but after the market price was determined. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer's financial developments, regulatory news or natural disasters affecting the issuer's operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations (see discussion below regarding fair valuation of foreign equity securities). Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different from recent market prices for the security.

The Fund invests in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, generally require the Fund to fair value foreign equity securities based on values provided by a third-party vendor if there has been a significant U.S. market fluctuation that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days in which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. As noted above, the value determined for an investment using the Fund's fair value pricing procedures may differ materially from recent market prices for the investment.

                                                               Account Policies

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees that you will pay as an investor in Class A Shares of the Fund.

                Global Real Estate Securities Fund
                                           Class A Shares
                -----------------------------------------------
                Sales Charge (Load)  A front-end sales charge
                                     will be imposed on shares
                                     purchased, declining from
                                     5.25% as indicated below.
                Distribution (12b-1) Subject to Annual
                                     Distribution fee of up to
                                     0.25% of the average daily
                                     net assets of the Fund.

          Reducing Class A's Initial Sales Charge:
          ------------------------------------------------------------

                               Sales Charge as      Sales Charge as
          Amount of Purchase % of Offering Price* % of Amount Invested
          ------------------------------------------------------------
          Less than $25,000          5.25%                5.54%
          $25,000 but less
           than $50,000              5.00%                5.26%
          $50,000 but less
           than $100,000             4.50%                4.71%
          $100,000 but less
           than $250,000             3.50%                3.63%
          $250,000 but less
           than $500,000             2.75%                2.83%
          $500,000 but less
           than $1 million           2.00%                2.04%
          $1 million or more         None**               None**

* The offering price is the amount you actually pay for Class A Shares; it includes the initial sales charge.
** You pay no initial sales charge on purchases of $1 million or more of Class
   A Shares, but may pay a 1% CDSC (as a percentage of the lower of your initial purchase price or the current market value of your shares) if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

Sales charges (load). Purchases of Class A Shares of the Fund are subject to a front-end sales charge as a percent of the offering price of the shares as described in the table above. The offering price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge.

Instead of a front-end sales charge, certain purchases of Class A Shares may be subject to a CDSC as described in the table above. A CDSC, or contingent deferred sales charge, is applied at the time you redeem your shares. You will pay the CDSC only on shares you sell within 12 months after purchase. For purposes of calculating the CDSC, the start of the holding period is the first day after the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. The amount of any CDSC that you pay will be based on the lower of the initial purchase price or current market value (or, as to Fund shares acquired through an exchange, the cost of the Fund shares originally purchased for cash) (see "Making Exchanges/Redeeming Shares--Notes on Exchanges" below). CDSCs are deducted from the amount of the redemption and paid to the distributor.

Sales charge waivers. Shareholders who held, as of January 26, 2004, Investor Shares of a BNY Hamilton Fund whose Investor Shares have been re-designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of Class A Shares of all BNY Hamilton Funds, so long as such shareholders own Class A Shares of at least one BNY Hamilton Fund. In addition, sales charges may be waived for employees of the Advisor or its affiliates; investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor; Directors of the Funds; legal counsel to the Funds or the Directors; certain existing shareholders who own shares in a BNY Hamilton Fund within their trust accounts; investors within wrap accounts; investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans; and investors who purchase in connection with non-transactional fee fund programs and programs offered


Account Policies
by fee-based financial planners and other types of financial institutions. Further information on the categories of persons for whom sales charges may be waived can be found in the Statement of Additional Information. The Fund reserves the right to alter the terms of its sales charge waiver practices upon sixty days' notice to shareholders.

Sales charge reductions. Reduced sales charges are available to shareholders making larger purchases. (See "Distribution Arrangements/Sales Charges" above). In addition, you may qualify for reduced sales charges under the following circumstances. Additional information about the availability of reduced sales charges can be found in the Statement of Additional Information and at the Fund's web site, www.bnyhamilton.com. This information is free of charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information. To receive these benefits, you must notify the transfer agent or distributor of any pertinent information concerning your eligibility at the time of purchase.

.. Letter of Intent. You inform the Fund in writing that you intend to purchase enough Class A Shares of the Fund and of any other BNY Hamilton Funds over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

.. Right of Accumulation. When the value of Class A shares of the Fund and of any other BNY Hamilton Funds you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

.. Combination Privilege. You may combine accounts of multiple BNY Hamilton
  Funds (excluding any BNY Hamilton Money Market Funds) or accounts of immediate family household members (spouse and children under 21) and businesses owned by you as sole proprietorship to achieve reduced sales charges.

.. Concurrent Purchases. For purposes of qualifying for a reduced sales charge, investors have the privilege of:

(a)combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Eligible Shares"); or

(b)combining concurrent purchase of shares of any funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares.

   Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined existing holdings of Eligible Shares.

.. Reinstatement Privilege. If you have sold shares and decide to reinvest in the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and any payment within 90 days of the date your instructions to sell were processed. A shareholder may exercise this privilege one time during any 12-month period.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a 12b-1 distribution plan with respect to the Class A Shares of the Fund. The plan permits the Fund to reimburse the distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Class A Shares. Because these fees are paid out of Fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.


                                                               Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

          Minimum investment requirements
          -----------------------------------------------------------

                                        Minimum     Minimum
                                        initial   continuing  Minimum
          Account Type                 investment investments balance
          -----------------------------------------------------------
          IRA                            $  250      $ 25       N/A
          Regular Account                $2,000*     $100*     $500
          Automatic Investment Program   $  500      $ 50       N/A

*Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the Fund to:
check payable directly to the Fund to:

BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363      If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The Fund does not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [the Fund]                                   Attn: [the Fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Automatic Investment Program
----------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

Account Policies

The Advisor may, at its own expense, make payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Fund does not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the Fund. In addition, if you redeem shares purchased by check or through the Automatic Investment Program, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Fund does not charge a fee for wire transfers from your bank to the Fund. However, your bank may charge a service fee for wiring funds. MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
(minimum $500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the Funds and number of shares or       .names of the Funds and number of shares or dollar amount
  dollar amount you want to exchange                you want to redeem
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking institutions than what is on file
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   . declining balance
                                                   . fixed dollar amount
                                                   . fixed share quantity
                                                   . fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

                                                               Account Policies

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the NYSE will be executed at the offering price calculated at that day's close.

Minimum account balances. If you have a regular account with the Fund and your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds. No CDSC will apply to the redemption and closure of your account under these circumstances.

Exchange minimums. You may exchange shares of the same class between BNY Hamilton Funds, usually without paying additional sales charges or between Investor Shares of a BNY Hamilton Index Fund and Class A Shares of other Funds, including the Fund (See "Notes on exchanges" below). From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights. The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor or the Sub-Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program. The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Notes on exchanges. When exchanging Class A Shares or Investor Shares of a BNY Hamilton Fund that has no sales charge or a lower sales charge for Class A Shares of a Fund with a higher sales charge, you will pay the difference.

If you exchange shares of the same class between BNY Hamilton Funds, the exchange will not be subject to any applicable CDSC. Exchanges between Class A Shares of the Fund and Investor Shares of a BNY Hamilton Index Fund will require you to pay any applicable CDSC upon exchange. If you exchange from a class of shares of a Fund with a CDSC into a class of shares of another Fund with a CDSC, the start of the holding period, for purposes of calculating the CDSC, is the first day after your first purchase was made. The start of the holding period does not restart from the time you make your exchange.

Redemptions In-Kind. The Fund reserves the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund's operations (for example, more than 1% of the Fund's


Account Policies
net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

Redemption Fee. The Fund charges a 2% redemption fee on shares redeemed within 30 calendar days of purchase by redeeming or by exchanging to another Fund. The fee is withheld from redemption proceeds and retained by the Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares held by investors for more than 30 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. Although the Fund has a goal of assessing this fee on applicable redemptions, the fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. The fee may also not apply to the following redemptions that do not indicate abusive trading strategies: redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Fund.

DISTRIBUTIONS AND TAX CONSIDERATIONS

The Fund declares and pays dividends quarterly, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually. Distributions are automatically paid in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates

"Qualified dividend income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be "Qualified dividend income" may vary from Fund to Fund and also from year to year. There are also minimum holding periods for Fund shares before investors are eligible for the reduced rates.

Distributions from the Fund are expected to be primarily capital gains. To the extent that the Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in the Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

You should consult your tax advisor about your own particular tax situation.


                                                               Account Policies

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this Prospectus.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board of Directors of the Fund has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion applied uniformly, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor will review transaction history reports and will identify all redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it will contact the transfer agent and the transfer agent will forward a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria will be investigated for possible inappropriate trading.

On a monthly basis, the Advisor will issue a report to senior management that will indicate how many transactions were reviewed in that month, any suspicious activity that was identified, and the resolution of each situation identified, whether by not allowing the investor to make additional purchases (including exchanges from other Funds), by closing particular accounts and/or, if the Advisor believes that a broker-dealer is facilitating abusive activity, by refusing to take trades from that broker-dealer.

The policies and procedures are applied uniformly to all non-omnibus accounts. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. However, to the extent possible, the Fund will monitor aggregate trading in known omnibus accounts to attempt to identify abusive or disruptive trading, focusing on transactions in excess of $250,000. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

The Fund does not knowingly accommodate frequent purchases and redemptions of Fund shares by investors, except as provided under the Fund's policies with respect to known omnibus accounts.

In addition to these policies and procedures with respect to frequent trading, the Directors have adopted pricing polices that generally provide for the fair valuation of foreign equity securities in the event of significant market fluctuations as described in "Daily NAV Calculation" above. These policies are reasonably designed to protect the Fund from "time zone arbitrage" with respect to its foreign securities hold-


Account Policies
ings and from other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the Fund.

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $106 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $119 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Fund.

The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

The Advisor has appointed Urdang Securities Management, Inc. ("Urdang" or the "Sub-Advisor"), located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, as the Sub-Advisor for the Fund. Urdang, a wholly-owned subsidiary of The Bank of New York since February 2006, has advised institutional clients since 1987 and has assets under management in excess of $2.7 billion. Subject to the general oversight of the Advisor, Urdang provides a continuing investment program for the Fund and makes investment decisions on its behalf.

Advisor compensation. In return for the Advisor's services, the Fund pays the Advisor an annual fee of 0.85% of average daily net assets. The Advisor, not the Fund, pays Urdang a sub-advisory fee for its services rendered to the Fund.

A discussion of the basis for the Directors' approval of the Fund's initial investment advisory contracts will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGERS

BNY Hamilton Global Real Estate Securities Fund is jointly managed by Todd Briddell, Managing Director and Chief Investment Officer of Urdang, Peter Zabierek, Senior Portfolio Manager of Urdang and Dean Frankel, Senior Portfolio Manager of Urdang. Mr. Briddell joined Urdang in 1993 as an acquisition officer and co-founded Urdang's real estate securities group in 1995. Mr. Zabierek joined Urdang in 2003 as a portfolio manager and senior securities analyst. Prior to that, he worked at Morgan Stanley as a research analyst in the firm's REIT group. Prior to joining Morgan Stanley, Mr. Zabierek was an investment banker, specializing in structuring and completing real estate and municipal capital markets transactions. Mr. Frankel joined Urdang in 1997 as an analyst and has managed assets since 1999.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Fund.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

                                                  [LOGO] BNY

                                                  HAMILTON

                                                  FUNDS

                                                  ADVISED BY THE BANK OF NEW
                                                  YORK

For More Information

Annual and Semi-Annual Reports
These include commentary from the Fund's managers on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports will be available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

Portfolio Holdings
The Fund will provide a full list of its holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and its top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

Statement of Additional Information (SAI)
The SAI contains more detailed disclosure on features and policies of the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

You can obtain these documents free of charge, make inquiries or request other information about the Fund by contacting your dealer or:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
These documents are also available from the SEC on the EDGAR database at www.sec.gov.

Copies of this information also may be obtained by e-mail request to publicinfo@sec.gov, or by writing:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

For information on the operation of the SEC's public reference room where these documents may be viewed and copied, call: 1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO]

    BNY Hamilton Distributors, Inc., 3435 Stelzer Road, Columbus, OH 43219
                                                                 PU-AC-EQ-04/06

                                    [GRAPHIC]

                                  BNY
HAMILTON

                                  PROSPECTUS


                               DECEMBER 29, 2006

                                    [GRAPHIC]







   TAX-EXEMPT
   MONEY FUND

   INSTITUTIONAL SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUND

 5  BNY Hamilton Tax-Exempt Money Fund


ACCOUNT POLICIES

 8  Daily NAV Calculation

 8  Distributions and Tax Considerations

 9  Purchasing and Redeeming Institutional Shares

11  Abusive Trading

11  Investment Advisor

11  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 TAX-EXEMPT MONEY FUND

     CUSIP Number: Institutional Shares 05561M176

BNY HAMILTON

 TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund primarily invests in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal Obligations are debt obligations issued by a state or territory of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state or territory (e.g., county, city, town, village, district and authority). Municipal Obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of Municipal Obligations.

Consistent with its investment objective, the Fund:

.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of the Fund's Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the Municipal Obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to Municipal Obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified Municipal Obligations at a set price or yield within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying Municipal Obligation than if the Municipal Obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in high quality money market investments that are subject to federal income tax or the federal alternative minimum tax. To the extent that the Fund might do so, it may not meet its investment objective of a high level of current tax-free income.

                                             BNY Hamilton Tax-Exempt Money Fund

The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. The yields on floating and variable rate securities will vary as interest rates change.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders.

In addition, changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer and changes in general economic or political conditions can affect a security's credit quality or value.

Any debt securities held by the Fund can be downgraded in credit rating or go into default. In addition, a revenue bond in the Fund's portfolio can default if its underlying revenue stream fails. This can happen even while the bond issuer remains solvent.

The Fund also may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in Municipal Obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. Also, to the extent that the Fund invests in taxable Municipal Obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable Municipal Obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

The Fund has not yet commenced operations as of the date of this Prospectus. As a result, it does not have any performance history. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamiltonfunds.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since this Fund is "no-load," shareholders pay no fees or out of pocket expenses.

             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.10
             Servicing fee                                None
             Other expenses/(a)/                          0.14
             Total annual operating expenses/(b)/         0.24

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.20% of the Fund's average daily net assets allocable to the Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                      Expenses on a $10,000 investment* ($)
                      ---------------------------------------------

                                                1 Year      3 Years
                      ---------------------------------------------
                      Institutional Shares        25          77

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Institutional Shares.


                                             BNY Hamilton Tax-Exempt Money Fund

ACCOUNT POLICIES


DAILY NAV CALCULATION

The Fund calculates its net asset value per share (NAV) at noon Eastern time on each day that the Fund is open for business (each, a "business day"), although the Fund may not determine its NAV on a business day when no purchases or redemption orders are received. Generally, the Fund is open on each weekday (Monday through Friday) that both the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open. The Federal Reserve and/or the NYSE (and, therefore, the Fund) are closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On business days when the NYSE does not open or closes early due to unforeseeable circumstances, the Fund may elect to open or remain open, as applicable, if the Federal Reserve and the primary trading markets for the Fund's portfolio are open or remain open, as applicable, and the Advisor believes there is adequate liquidity.

The Fund also will close early on business days when the Securities Industry and Financial Markets Association (SIFMA) recommends an early close of the U.S. bond markets and at the times recommended by SIFMA for early closings on those business days. For the calendar year 2007, SIFMA recommends an early close of the bond markets at 2:00 p.m. Eastern time on the business day immediately before (and after, in the case of Thanksgiving) the day each holiday listed above is celebrated. When the Fund closes early in connection with a SIFMA recommendation, any purchase orders or redemption orders received in good order by the Fund (or its designee) after the Fund's early close will be processed at the Fund's NAV calculated on the next business day.

Dividends and expenses accrue daily. The Fund uses the amortized cost method to value its securities. When market prices are not available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee with the approval of the Fund's Board of Directors.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Institutional Shares of the Fund will be determined immediately before calculation of the Fund's NAV each business day. Net investment income for Institutional Shares of the Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Institutional Shares of the Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Institutional Shares of the Fund, that if your purchase order is received in good order by the Fund (or its designee) on a business day by noon

Account Policies

Eastern time (or earlier if the Fund closes early) ("cut-off time"), you will begin earning dividends declared by the Fund on that day. However, if your purchase order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by the Fund on the next business day.

In the case of redemptions of Institutional Shares of the Fund, if your redemption order is received in good order by the Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

The Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in the Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

               Type of Distribution          Federal Tax Status
               -------------------------------------------------
               Dividends from net tax-exempt Tax-free
               income
               Dividends from net investment Ordinary income
               income
               Short-term capital gains      Ordinary income
               Long-term capital gains       Capital gain income

If, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to pay exempt-interest dividends to its investors. As noted above, the Fund intends to invest at least 80% of its Assets in such obligations. Thus, these dividends will be tax-free in the hands of its investors.

The Fund does not expect to realize long-term capital gains or losses. Distributions from the Fund that do not derive from the tax-exempt interest are expected to be primarily ordinary income from dividends.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax and charges against their accounts related to fines.

The Fund may also invest a portion of its assets in securities that generate income subject to federal, state and local taxes.

You should consult your tax advisor about your own particular tax situation.

PURCHASING AND REDEEMING INSTITUTIONAL SHARES

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

If the Fund (or its designee) receives your purchase or redemption order in good order by the Fund's cut-off time, we will process your order at that day's NAV. If the Fund (or its designee) receives your purchase or redemption order in good order after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

                         Minimum investment requirements
                         -------------------------------

                         Initial investment  $50,000,000
                         -------------------------------

The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.


                                                               Account Policies

The Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning the Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

The Fund does not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Fund does not accept third-party checks, money orders, credit card convenience checks or travelers' checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Fund does not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received in good order by the transfer agent or its designee before the close of business. In order for the Advisor to manage the Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights. The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums. You may exchange shares between the Fund and any other BNY Hamilton Fund. If you will be investing in a new Fund, you must exchange enough shares to meet the minimum balance requirement.

To make an exchange for Institutional Shares of any other BNY Hamilton Fund offering Institutional Shares, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Redemptions In-Kind. The Fund reserves the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund's operations. If the Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your


Account Policies
shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton Money Market Funds, including the Fund, expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Fund accommodates frequent trading, and it does not apply policies or procedures designed to discourage excessive or short-term trading of its shares.

The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this Prospectus.

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $106 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $119 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Fund.

The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

Advisor compensation. In return for these services, the Advisor is entitled to a fee from the Fund at the annual rate of 0.10% of the Fund's average daily net assets.

A discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGER

BNY Hamilton Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities. Mr. Monasterio has managed the BNY Hamilton New York Tax-Exempt Money Fund, another BNY Hamilton Money Market Fund, since its inception in 2002.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO]

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the Fund's manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports will be available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Fund will provide a full list of its holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and its top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUND BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO]       BNY
          HAMILTON
           FUNDS
ADVISED BY THE BANK OF NEW YORK

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                                                XX/06  BNY-XXXX

                                    [GRAPHIC]

                                  BNY
HAMILTON

                                  PROSPECTUS


                               DECEMBER 29, 2006

                                    [GRAPHIC]






   TAX-EXEMPT
   MONEY FUND

   HAMILTON SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUND

 5  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

 8  Services Provided


ACCOUNT POLICIES

 9  Daily NAV Calculation

 9  Distributions and Tax Considerations

10  Purchasing and Redeeming Hamilton Shares

11  Abusive Trading

12  Investment Advisor

12  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 TAX-EXEMPT MONEY FUND

     CUSIP Number: Hamilton Shares 05561M168

BNY HAMILTON

 TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund primarily invests in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal Obligations are debt obligations issued by a state or territory of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state or territory (e.g., county, city, town, village, district and authority). Municipal Obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of Municipal Obligations.

Consistent with its investment objective, the Fund:

.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of the Fund's Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the Municipal Obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to Municipal Obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified Municipal Obligations at a set price or yield within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying Municipal Obligation than if the Municipal Obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in high quality money market investments that are subject to federal income tax or the federal alternative minimum tax. To the ex-

                                             BNY Hamilton Tax-Exempt Money Fund
tent that the Fund might do so, it may not meet its investment objective of a high level of current tax-free income.

The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short- term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. The yields on floating and variable rate securities will vary as interest rates change.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders.

In addition, changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer and changes in general economic or political conditions can affect a security's credit quality or value.

Any debt securities held by the Fund can be downgraded in credit rating or go into default. In addition, a revenue bond in the Fund's portfolio can default if its underlying revenue stream fails. This can happen even while the bond issuer remains solvent.

The Fund also may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in Municipal Obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. Also, to the extent that the Fund invests in taxable Municipal Obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable Municipal Obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

The Fund has not yet commenced operations as of the date of this Prospectus. As a result, it does not have any performance history. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamiltonfunds.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since this Fund is "no-load," shareholders pay no fees or out of pocket expenses.

               Fee table (% of average net assets)
               -------------------------------------------------

                                                        Hamilton
                                                         Shares
               -------------------------------------------------
               Shareholder Fees                           None

               Annual Operating Expenses (expenses that
                are deducted from fund assets)
               -------------------------------------------------
               Management fee                             0.10
               Servicing fee                              0.05
               Other expenses/(a)/                        0.14

               Total annual operating expenses/(b)/       0.29

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Hamilton Shares' "Total annual operating expenses" to 0.25% of the Fund's average daily net assets allocable to the Hamilton Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                         Expenses on a $10,000 investment* ($)
                         -------------------------------------

                                            1 Year   3 Years
                         -------------------------------------
                         Hamilton Shares      30       93

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Hamilton Shares.

                                             BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED


SHAREHOLDER SERVICING PLANS

The Fund has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Hamilton Shares of the Fund for their customers. Under these agreements, the institutions provide support services to their customers, and, in turn, the Fund pays the institutions 0.05% (annualized) of the average daily net asset value of their customers' Hamilton Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Hamilton Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the Fund

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

Services Provided

ACCOUNT POLICIES


DAILY NAV CALCULATION

The Fund calculates its net asset value per share (NAV) at noon Eastern time on each day that the Fund is open for business (each, a "business day"), although the Fund may not determine its NAV on a business day when no purchases or redemption orders are received. Generally, the Fund is open on each weekday (Monday through Friday) that both the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open. The Federal Reserve and/or the NYSE (and, therefore, the Fund) are closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On business days when the NYSE does not open or closes early due to unforeseeable circumstances, the Fund may elect to open or remain open, as applicable, if the Federal Reserve and the primary trading markets for the Fund's portfolio are open or remain open, as applicable, and the Advisor believes there is adequate liquidity.

The Fund also will close early on business days when the Securities Industry and Financial Markets Association (SIFMA) recommends an early close of the U.S. bond markets and at the times recommended by SIFMA for early closings on those business days. For the calendar year 2007, SIFMA recommends an early close of the bond markets at 2:00 p.m. Eastern time on the business day immediately before (and after, in the case of Thanksgiving) the day each holiday listed above is celebrated. When the Fund closes early in connection with a SIFMA recommendation, any purchase orders or redemption orders received in good order by the Fund (or its designee) after the Fund's early close will be processed at the Fund's NAV calculated on the next business day.

Dividends and expenses accrue daily. The Fund uses the amortized cost method to value its securities. When market prices are not available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee with the approval of the Fund's Board of Directors.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Hamilton Shares of the Fund will be determined immediately before calculation of the Fund's NAV each business day. Net investment income for Hamilton Shares of the Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Hamilton Shares of the Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Hamilton Shares of the Fund, that if your purchase order is received in good order by the Fund (or its designee) on a business day by noon Eastern time (or earlier if the Fund closes early) ("cut-off time"), you will begin earning dividends declared by the Fund on that day. However, if your purchase order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by the Fund on the next business day.

In the case of redemptions of Hamilton Shares of the Fund, if your redemption order is received in good order by the Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the

                                                               Account Policies

Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

The Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in the Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

               Type of Distribution          Federal Tax Status
               -------------------------------------------------
               Dividends from net tax-exempt Tax-Free
               income
               Dividends from net investment Ordinary income
               income
               Short-term capital gains      Ordinary income
               Long-term capital gains       Capital gain income

If, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to pay exempt-interest dividends to its investors. As noted above, the Fund intends to invest at least 80% of its Assets in such obligations. Thus, these dividends will be tax-free in the hands of its investors.

The Fund does not expect to realize long-term capital gains or losses. Distributions from the Fund that do not derive from the tax-exempt interest are expected to be primarily ordinary income from dividends.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax and charges against their accounts related to fines.

The Fund may also invest a portion of its assets in securities that generate income subject to federal, state and local taxes.

You should consult your tax advisor about your own particular tax situation.

PURCHASING AND REDEEMING HAMILTON SHARES

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

If the Fund (or its designee) receives your purchase or redemption order in good order by the Fund's cut-off time, we will process your order at that day's NAV. If the Fund (or its designee) receives your purchase or redemption order in good order after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

                         Minimum investment requirements
                         -------------------------------

                         Initial investment  $10,000,000
                         -------------------------------

The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

The Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426- 9363 to obtain more information concerning the Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

The Fund does not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Fund does not accept third-party checks, money

Account Policies
orders, credit card convenience checks or travelers' checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such re demption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Fund does not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received in good order by the transfer agent or its designee before the close of business. In order for the Advisor to manage the Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights. The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums. You may exchange your Hamilton Shares of the Fund for Hamilton Shares of any other BNY Hamilton Money Market Fund offering Hamilton Shares. You may also exchange your Hamilton Shares of the Fund for Institutional Shares of any BNY Hamilton Fund offering Institutional Shares (except for other BNY Hamilton Money Market Funds). If you will be investing in a new Fund, you must exchange enough shares to meet the minimum balance requirement. To make an exchange, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Redemptions In-Kind. The Fund reserves the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund's operations. If the Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. BNY Hamilton Funds generally

                                                               Account Policies
do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton Money Market Funds, including the Fund, expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Fund accommodates frequent trading, and it does not apply policies or procedures designed to discourage excessive or short-term trading of its shares.

The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this Prospectus.

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $106 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $119 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Fund.

The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

Advisor compensation. In return for these services, the Advisor is entitled to a fee from the Fund at the annual rate of 0.10% of the Fund's average daily net assets.

A discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGER

BNY Hamilton Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities. Mr. Monasterio has managed the BNY Hamilton New York Tax-Exempt Money Fund, another BNY Hamilton Money Market Fund, since its inception in 2002.



Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO]

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the Fund's manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports will be available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Fund will provide a full list of its holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and its top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUND BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO]       BNY
          HAMILTON
           FUNDS
ADVISED BY THE BANK OF NEW YORK

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                                                 XX/06 BNY-XXXX

[LOGO] BNY
HAMILTON

                                  PROSPECTUS


                               DECEMBER 29, 2006

                                    [GRAPHIC]

BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK






   TAX-EXEMPT MONEY FUND

   RETAIL SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUND

 5  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

 8  Services Provided


ACCOUNT POLICIES

 9  Daily NAV Calculation

 9  Distribution (12b-1) Plan

 9  Opening an Account/Purchasing Shares

12  Making Exchanges/Redeeming Shares

13  Distributions and Tax Considerations

14  Abusive Trading

15  Investment Advisor

15  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 TAX-EXEMPT MONEY FUND

     CUSIP Number: Retail Shares 05561M127

BNY HAMILTON

 TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund primarily invests in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal Obligations are debt obligations issued by a state or territory of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state or territory (e.g., county, city, town, village, district and authority). Municipal Obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of Municipal Obligations.

Consistent with its investment objective, the Fund:

.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of the Fund's Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the Municipal Obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to Municipal Obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified Municipal Obligations at a set price or yield within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying Municipal Obligation than if the Municipal Obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.

                                             BNY Hamilton Tax-Exempt Money Fund

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in high quality money market investments that are subject to federal income tax or the federal alternative minimum tax. To the extent that the Fund might do so, it may not meet its investment objective of a high level of current tax-free income.

The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. The yields on floating and variable rate securities will vary as interest rates change.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders.

In addition, changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer and changes in general economic or political conditions can affect a security's credit quality or value.

Any debt securities held by the Fund can be downgraded in credit rating or go into default. In addition, a revenue bond in the Fund's portfolio can default if its underlying revenue stream fails. This can happen even while the bond issuer remains solvent.

The Fund also may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in Municipal Obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. Also, to the extent that the Fund invests in taxable Municipal Obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable Municipal Obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

The Fund has not yet commenced operations as of the date of this Prospectus. As a result, it does not have any performance history. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamiltonfunds.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since this Fund is "no-load," shareholders pay no fees or out of pocket expenses.

                Fee table (% of average net assets)
                -----------------------------------------------

                                                         Retail
                                                         Shares
                -----------------------------------------------
                Shareholder Fees                          None

                Annual Operating Expenses (expenses that
                 are deducted from fund assets)
                -----------------------------------------------
                Management fee                            0.10
                Distribution (12b-1) fees                 0.50
                Servicing fee                             0.30
                Other expenses/(a)/                       0.14

                Total annual operating expenses/(b)/      1.04

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Retail Shares' "Total annual operating expenses" to 1.00% of the Fund's average daily net assets allocable to the Retail Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                          Expenses on a $10,000 investment* ($)
                          ---------------------------------------------

                                                 1 Year         3 Years
                          ---------------------------------------------
                          Retail Shares           106             331

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Retail Shares.


                                             BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Fund has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Retail Shares of the Fund for their customers. Under these agreements, the institutions provide support services to their customers, and, in turn, the Fund pays the institutions 0.30% (annualized) of the average daily net asset value of their customers' Retail Shares. The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Retail Shares of the Fund.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' other investment accounts in Retail Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the Fund

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Retail Shares of the Fund. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

Services Provided

ACCOUNT POLICIES


DAILY NAV CALCULATION

The Fund calculates its net asset value per share (NAV) at noon Eastern time on each day that the Fund is open for business (each, a "business day"), although the Fund may not determine its NAV on a business day when no purchases or redemption orders are received. Generally, the Fund is open on each weekday (Monday through Friday) that both the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open. The Federal Reserve and/or the NYSE (and, therefore, the Fund) are closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On business days when the NYSE does not open or closes early due to unforeseeable circumstances, the Fund may elect to open or remain open, as applicable, if the Federal Reserve and the primary trading markets for the Fund's portfolio are open or remain open, as applicable, and the Advisor believes there is adequate liquidity.

The Fund also will close early on business days when the Securities Industry and Financial Markets Association (SIFMA) recommends an early close of the U.S. bond markets and at the times recommended by SIFMA for early closings on those business days. For the calendar year 2007, SIFMA recommends an early close of the bond markets at 2:00 p.m. Eastern time on the business day immediately before (and after, in the case of Thanksgiving) the day each holiday listed above is celebrated. When the Fund closes early in connection with a SIFMA recommendation, any purchase orders or redemption orders received in good order by the Fund (or its designee) after the Fund's early close will be processed at the Fund's NAV calculated on the next business day.

Dividends and expenses accrue daily. The Fund uses the amortized cost method to value its securities. When market prices are not available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee with the approval of the Fund's Board of Directors.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a 12b-1 distribution plan with respect to the Retail Shares of the Fund in this Prospectus. The plans permit the Fund to reimburse the distributor for distribution expenses in an amount up to 0.50% of the annual average daily net assets of Retail Shares. Because these fees are paid out of Fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT/PURCHASING SHARES

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

               Minimum investment requirements
               --------------------------------------------------

                                Minimum       Minimum
                                initial     continuing    Minimum
               Account Type    investment   investments   balance
               --------------------------------------------------
               IRA               $  250        $ 25         N/A
               Regular Account   $1,000        $100        $500
               Automatic
                Investment
                Program          $  500        $ 50         N/A
               Government
                Direct Deposit             minimum $100;
                Program*         $  250   maximum $50,000   N/A

Note: Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.

*For federal employees and investors who receive Social Security or certain other payments from the federal government.

                                                               Account Policies

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the Fund to:
check payable directly to the Fund to:
BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363.     If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The Fund does not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 800-952-6276 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [the Fund]                                   Attn: [the Fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Phone
----------------------------------------------------------------------------------------------------------------
N/A                                                Call 1-800-426-9363.
                                                   You must provide the required information about your bank
                                                   on your new account application, or in a signature guaranteed letter. Your bank must be a member of the ACH (Automated
                                                   Clearing House) system.

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Automatic Investment Program
----------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds, Inc.
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

Account Policies

Open an account                                    Add to your investment
--------------------------------------------------------------------------------------------------------------

Government Direct Deposit Program
--------------------------------------------------------------------------------------------------------------
For federal employees and investors who receive
social security or certain other payments from
the federal government.
Call 1-800-426-9363 for instructions on how to     Once you are enrolled, investments are automatic.
enroll.
                                                   You can terminate the service at any time by contacting the appropriate federal agency.

If your purchase order is received in good order by the Fund (or its designee) by noon Eastern time (or earlier if the Fund closes early) ("cut-off time"), we will process your order at that day's NAV. If your purchase order is received in good order by the Fund (or its designee) after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

The Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426- 9363 to obtain more information concerning the Fund's share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Fund does not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for the initial purchase into the Fund. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Fund does not charge a fee for wire transfers from your bank to the Fund. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds (minimum   To redeem shares
$500)
-------------------------------------------------------------------------------------------------------------------

Phone
-------------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
-------------------------------------------------------------------------------------------------------------------
The Fund does not charge a fee for wire
transactions, but your bank may.
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the Funds and number of shares or       .names of the Funds and number of shares or dollar amount
  dollar amount you want to exchange                you want to exchange
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send proceeds to a different address or to differ-
                                                    ent banking institutions than what is on file
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-------------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-------------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

If your redemption order is received in good order by the Fund (or its designee) by the Fund's cut-off time, we will process your order at that day's NAV. If your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

Minimum account balances. If you have a regular account with the Fund and your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Account Policies

Exchange minimums. You may exchange Retail Shares of the Fund for Retail Shares of any other BNY Hamilton Money Market Fund offering Retail Shares. In addition, you may exchange Retail Shares of the Fund for Class A Shares or Investor Shares of any BNY Hamilton Fund offering Class A Shares or Investor Shares, as applicable. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement. When exchanging your Retail Shares of the Fund for Class A Shares of another BNY Hamilton Fund, you will pay any applicable Class A sales charge upon exchange. See the applicable BNY Hamilton Fund's Class A Prospectus for more information regarding its sales charges.

Checkwriting privileges. Checkwriting privileges are available by request to shareholders of the Fund. The minimum check amount is $500. There is no fee for writing checks, but the Fund will charge for stop payments or overdrafts. You cannot close your account by writing a check. The Fund reserves the right to impose a fee or terminate this service upon notice to shareholders.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee. A signature guarantee is required whenever:

.. you redeem more than $50,000

.. you want to send proceeds to a different address or to different banking institutions than what is on file

.. you have changed your account address within the last 10 days

Reserved rights. The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted,
(ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Redemptions In-Kind. The Fund reserves the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund's operations. If the Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Retail Shares of the Fund will be determined immediately before calculation of the Fund's NAV each business day. Net investment income for Retail Shares of the Fund will be declared

                                                               Account Policies
as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Retail Shares of the Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Retail Shares of the Fund, that if your purchase order is received in good order by the Fund (or its designee) on a business day by the Fund's cut-off time, you will begin earning dividends declared by the Fund on that day. However, if your purchase order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by the Fund on the next business day.

In the case of redemptions of Retail Shares of the Fund, if your redemption order is received in good order by the Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

The Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in the Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

               Type of Distribution          Federal Tax Status
               -------------------------------------------------
               Dividends from net tax-exempt Tax-free
               income
               Dividends from net            Ordinary income
               investment income
               Short-term capital gains      Ordinary income
               Long-term capital gains       Capital gain income

If, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to pay exempt-interest dividends to its investors. As noted above, the Fund intends to invest at least 80% of its Assets in such obligations. Thus, these dividends will be tax-free in the hands of its investors.

The Fund does not expect to realize long-term capital gains or losses. Distributions from the Fund that do not derive from the tax-exempt interest are expected to be primarily ordinary income from dividends.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax and charges against their accounts related to fines.

The Fund may also invest a portion of its assets in securities that generate income subject to federal, state and local taxes.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton Money Market Funds, including the Fund, expect these Funds to be a highly liquid investment


Account Policies
option that may be readily sold and purchased without limitation. Accordingly, the Fund accommodates frequent trading, and it does not apply policies or procedures designed to discourage excessive or short-term trading of its shares.

The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this Prospectus.

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $106 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $119 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Fund.

The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

Advisor compensation. In return for these services, the Advisor is entitled to a fee from the Fund at the annual rate of 0.10% of the Fund's average daily net assets.

A discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGER

BNY Hamilton Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities. Mr. Monasterio has managed the BNY Hamilton New York Tax-Exempt Money Fund, another BNY Hamilton Money Market Fund, since its inception in 2002.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

[LOGO]

BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the Fund's manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports will be available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Fund will provide a full list of its holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and its top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUND BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO]

BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                                                XX/06  BNY-XXXX

                                     [LOGO]

                                  BNY HAMILTON

                                  PROSPECTUS


                               DECEMBER 29, 2006

                                     [LOGO]
                                       BNY
                                    HAMILTON
                                      FUNDS
                         ADVISED BY THE BANK OF NEW YORK






   TAX-EXEMPT MONEY FUND

   AGENCY SHARES




   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUND

 5  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

 8  Services Provided


ACCOUNT POLICIES

 9  Daily NAV Calculation

 9  Distributions and Tax Considerations

10  Purchasing and Redeeming Agency Shares

12  Abusive Trading

12  Investment Advisor

12  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 TAX-EXEMPT MONEY FUND

     CUSIP Number: Agency Shares 05561M150

BNY HAMILTON

 TAX-EXEMPT MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund primarily invests in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal Obligations are debt obligations issued by a state or territory of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state or territory (e.g., county, city, town, village, district and authority). Municipal Obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of Municipal Obligations.

Consistent with its investment objective, the Fund:

.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of the Fund's Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the Municipal Obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to Municipal Obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified Municipal Obligations at a set price or yield within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying Municipal Obligation than if the Municipal Obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.


                                             BNY Hamilton Tax-Exempt Money Fund

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in high quality money market investments that are subject to federal income tax or the federal alternative minimum tax. To the extent that the Fund might do so, it may not meet its investment objective of a high level of current tax-free income.

The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. The yields on floating and variable rate securities will vary as interest rates change.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders.

In addition, changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer and changes in general economic or political conditions can affect a security's credit quality or value.

Any debt securities held by the Fund can be downgraded in credit rating or go into default. In addition, a revenue bond in the Fund's portfolio can default if its underlying revenue stream fails. This can happen even while the bond issuer remains solvent.

The Fund also may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in Municipal Obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. Also, to the extent that the Fund invests in taxable Municipal Obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable Municipal Obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.



BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

The Fund has not yet commenced operations as of the date of this Prospectus. As a result, it does not have any performance history. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamiltonfunds.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since this Fund is "no-load," shareholders pay no fees or out of pocket expenses.

              Fee table (% of average net assets)
              ---------------------------------------------------

                                                           Agency
                                                           Shares
              ---------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ---------------------------------------------------
              Management fee                                0.10
              Servicing fee                                 0.15
              Other expenses/(a)/                           0.14

              Total annual operating expenses/(b)/          0.39

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Agency Shares' "Total annual operating expenses" to 0.35% of the Fund's average daily net assets allocable to the Agency Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                          Expenses on a $10,000 investment* ($)
                          -------------------------------------

                                           1 Year    3 Years
                          -------------------------------------
                          Agency Shares      40        125

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Agency Shares.


                                             BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Fund has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Agency Shares of the Fund for their customers. Under these agreements, the institutions provide support services to their customers, and, in turn, the Fund pays the institutions 0.15% (annualized) of the average daily net asset value of their customers' Agency Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Agency Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the Fund

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Agency Shares of the Fund. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION

The Fund calculates its net asset value per share (NAV) at noon Eastern time on each day that the Fund is open for business (each, a "business day"), although the Fund may not determine its NAV on a business day when no purchases or redemption orders are received. Generally, the Fund is open on each weekday (Monday through Friday) that both the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open. The Federal Reserve and/or the NYSE (and, therefore, the Fund) are closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On business days when the NYSE does not open or closes early due to unforeseeable circumstances, the Fund may elect to open or remain open, as applicable, if the Federal Reserve and the primary trading markets for the Fund's portfolio are open or remain open, as applicable, and the Advisor believes there is adequate liquidity.

The Fund also will close early on business days when the Securities Industry and Financial Markets Association (SIFMA) recommends an early close of the U.S. bond markets and at the times recommended by SIFMA for early closings on those business days. For the calendar year 2007, SIFMA recommends an early close of the bond markets at 2:00 p.m. Eastern time on the business day immediately before (and after, in the case of Thanksgiving) the day each holiday listed above is celebrated. When the Fund closes early in connection with a SIFMA recommendation, any purchase orders or redemption orders received in good order by the Fund (or its designee) after the Fund's early close will be processed at the Fund's NAV calculated on the next business day.

Dividends and expenses accrue daily. The Fund uses the amortized cost method to value its securities. When market prices are not available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee with the approval of the Fund's Board of Directors.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Agency Shares of the Fund will be determined immediately before calculation of the Fund's NAV each business day. Net investment income for Agency Shares of the Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Agency Shares of the Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Agency Shares of the Fund, that if your purchase order is received in good order by the Fund (or its designee) on a business day by noon Eastern time (or earlier if the Fund closes early) ("cut-off time"), you will begin earning dividends declared by the Fund on that day. However, if your purchase order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by the Fund on the next business day.

In the case of redemptions of Agency Shares of the Fund, if your redemption order is received in good order by the Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the

                                                               Account Policies

Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

The Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in the Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

               Type of Distribution          Federal Tax Status
               -------------------------------------------------
               Dividends from net tax-exempt Tax-free
               income
               Dividends from net investment Ordinary income
               income
               Short-term capital gains      Ordinary income
               Long-term capital gains       Capital gain income

If, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to pay exempt-interest dividends to its investors. As noted above, the Fund intends to invest at least 80% of its Assets in such obligations. Thus, these dividends will be tax-free in the hands of its investors.

The Fund does not expect to realize long-term capital gains or losses. Distributions from the Fund that do not derive from the tax-exempt interest are expected to be primarily ordinary income from dividends.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax and charges against their accounts related to fines.

The Fund may also invest a portion of its assets in securities that generate income subject to federal, state and local taxes.

You should consult your tax advisor about your own particular tax situation.

PURCHASING AND REDEEMING AGENCY SHARES

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

If the Fund (or its designee) receives your purchase or redemption order in good order by the Fund's cut-off time, we will process your order at that day's NAV. If the Fund (or its designee) receives your purchase or redemption order in good order after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

                         Minimum investment requirements
                         -------------------------------
                         Initial investment  $5,000,000

The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

The Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning the Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

The Fund does not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in.


Account Policies

The Fund does not accept third-party checks, money orders, credit card convenience checks or travelers' checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such re demption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Fund does not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received in good order by the transfer agent or its designee before the close of business. In order for the Advisor to manage the Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights. The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums. You may exchange your Agency Shares of the Fund for Agency Shares of any other BNY Hamilton Money Market Fund offering Agency Shares. You may also exchange your Agency Shares of the Fund for Institutional Shares of any BNY Hamilton Fund offering Institutional Shares (except for other BNY Hamilton Money Market Funds). If you will be investing in a new Fund, you must exchange enough shares to meet the minimum balance requirement. To make an exchange, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Redemptions In-Kind. The Fund reserves the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund's operations. If the Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.


                                                               Account Policies

ABUSIVE TRADING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton Money Market Funds, including the Fund, expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Fund accommodates frequent trading, and it does not apply policies or procedures designed to discourage excessive or short-term trading of its shares.

The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this Prospectus.

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $106 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $119 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Fund.

The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007

Advisor compensation. In return for these services, the Advisor is entitled to a fee from the Fund at the annual rate of 0.10% of the Fund's average daily net assets.

A discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGER

BNY Hamilton Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities. Mr. Monasterio has managed the BNY Hamilton New York Tax-Exempt Money Fund, another BNY Hamilton Money Market Fund, since its inception in 2002.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
                                     [LOGO]
                                       BNY
                                    HAMILTON
                                      FUNDS
                        ADVISED BY THE BANK OF NEW YORK

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the Fund's manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports will be available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Fund will provide a full list of its holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and its top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com. YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUND BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
                                     [LOGO]
                                       BNY
                                    HAMILTON
                                      FUNDS
                        ADVISED BY THE BANK OF NEW YORK

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                                                 XX/06 BNY-XXXX

                                    [GRAPHIC]

                                  BNY HAMILTON

                                  PROSPECTUS


                               DECEMBER 29, 2006

                            [LOGO] BNY HAMILTON FUNDS







   TAX-EXEMPT
   MONEY FUND

   PREMIER SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUND

 5  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

 8  Services Provided


ACCOUNT POLICIES

 9  Daily NAV Calculation

 9  Distributions and Tax Considerations

10  Purchasing and Redeeming Premier Shares

11  Abusive Trading

12  Investment Advisor

12  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 TAX-EXEMPT MONEY FUND

     CUSIP Number: Premier Shares 05561M143

BNY HAMILTON

 TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund primarily invests in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal Obligations are debt obligations issued by a state or territory of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state or territory (e.g., county, city, town, village, district and authority). Municipal Obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of Municipal Obligations.

Consistent with its investment objective, the Fund:

.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of the Fund's Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the Municipal Obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to Municipal Obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified Municipal Obligations at a set price or yield within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying Municipal Obligation than if the Municipal Obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.

                                             BNY Hamilton Tax-Exempt Money Fund

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in high quality money market investments that are subject to federal income tax or the federal alternative minimum tax. To the extent that the Fund might do so, it may not meet its investment objective of a high level of current tax-free income.

The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. The yields on floating and variable rate securities will vary as interest rates change.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders.

In addition, changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer and changes in general economic or political conditions can affect a security's credit quality or value.

Any debt securities held by the Fund can be downgraded in credit rating or go into default. In addition, a revenue bond in the Fund's portfolio can default if its underlying revenue stream fails. This can happen even while the bond issuer remains solvent.

The Fund also may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in Municipal Obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. Also, to the extent that the Fund invests in taxable Municipal Obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable Municipal Obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.



BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

The Fund has not yet commenced operations as of the date of this Prospectus. As a result, it does not have any performance history. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamiltonfunds.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since this Fund is "no-load," shareholders pay no fees or out of pocket expenses.

                  Fee table (% of average net assets)
                  --------------------------------------------

                                                       Premier
                                                       Shares
                  --------------------------------------------
                  Shareholder Fees                      None

                  Annual Operating Expenses (expenses
                   that are deducted from fund assets)
                  --------------------------------------------
                  Management fee                        0.10
                  Servicing fee                         0.30
                  Other expenses/(a)/                   0.14
                  Total annual operating expenses/(b)/  0.54

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Premier Shares' "Total annual operating expenses" to 0.50% of the Fund's average daily net assets allocable to the Premier Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.
The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                         Expenses on a $10,000 investment* ($)
                         ---------------------------------------------

                                                1 Year         3 Years
                         ---------------------------------------------
                         Premier Shares           55             173

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Premier Shares.


                                             BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Fund has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Premier Shares of the Fund for their customers. Under these agreements, the institutions provide support services to their customers, and, in turn, the Fund pays the institutions 0.30% (annualized) of the average daily net asset value of their customers' Premier Shares. The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Premier Shares of the Fund.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Premier Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the Fund

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Premier Shares of the Fund. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

SERVICES PROVIDED

ACCOUNT POLICIES

DAILY NAV CALCULATION

The Fund calculates its net asset value per share (NAV) at noon Eastern time on each day that the Fund is open for business (each, a "business day"), although the Fund may not determine its NAV on a business day when no purchases or redemption orders are received. Generally, the Fund is open on each weekday (Monday through Friday) that both the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open. The Federal Reserve and/or the NYSE (and, therefore, the Fund) are closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On business days when the NYSE does not open or closes early due to unforeseeable circumstances, the Fund may elect to open or remain open, as applicable, if the Federal Reserve and the primary trading markets for the Fund's portfolio are open or remain open, as applicable, and the Advisor believes there is adequate liquidity.

The Fund also will close early on business days when the Securities Industry and Financial Markets Association (SIFMA) recommends an early close of the U.S. bond markets and at the times recommended by SIFMA for early closings on those business days. For the calendar year 2007, SIFMA recommends an early close of the bond markets at 2:00 p.m. Eastern time on the business day immediately before (and after, in the case of Thanksgiving) the day each holiday listed above is celebrated. When the Fund closes early in connection with a SIFMA recommendation, any purchase orders or redemption orders received in good order by the Fund (or its designee) after the Fund's early close will be processed at the Fund's NAV calculated on the next business day.

Dividends and expenses accrue daily. The Fund uses the amortized cost method to value its securities. When market prices are not available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee with the approval of the Fund's Board of Directors.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Premier Shares of the Fund will be determined immediately before calculation of the Fund's NAV each business day. Net investment income for Premier Shares of the Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Premier Shares of the Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Premier Shares of the Fund, that if your purchase order is received in good order by the Fund (or its designee) on a business day by noon Eastern time (or earlier if the Fund closes early) ("cut-off time"), you will begin earning dividends declared by the Fund on that day. However, if your purchase order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by the Fund on the next business day.

In the case of redemptions of Premier Shares of the Fund, if your redemption order is received in good order by the Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

                                                               ACCOUNT POLICIES

The Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in the Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

               Type of Distribution          Federal Tax Status
               -------------------------------------------------
               Dividends from net tax-exempt Tax-free
               income
               Dividends from net investment Ordinary income
               income
               Short-term capital gains      Ordinary income
               Long-term capital gains       Capital gain income

If, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to pay exempt-interest dividends to its investors. As noted above, the Fund intends to invest at least 80% of its Assets in such obligations. Thus, these dividends will be tax-free in the hands of its investors.

The Fund does not expect to realize long-term capital gains or losses. Distributions from the Fund that do not derive from the tax-exempt interest are expected to be primarily ordinary income from dividends.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax and charges against their accounts related to fines.

The Fund may also invest a portion of its assets in securities that generate income subject to federal, state and local taxes.

You should consult your tax advisor about your own particular tax situation.

PURCHASING AND REDEEMING PREMIER SHARES

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

If the Fund (or its designee) receives your purchase or redemption order in good order by the Fund's cut-off time, we will process your order at that day's NAV. If the Fund (or its designee) receives your purchase or redemption order in good order after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

                         Minimum investment requirements
                         -------------------------------
                         Initial investment  $1,000,000

The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

The Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426- 9363 to obtain more information concerning the Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

The Fund does not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Fund does not accept third-party checks, money orders, credit card convenience checks or travelers' checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.


ACCOUNT POLICIES

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Fund does not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received in good order by the transfer agent or its designee before the close of business. In order for the Advisor to manage the Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights. The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums. You may exchange your Premier Shares of the Fund for Premier Shares of any other BNY Hamilton Money Market Fund offering Premier Shares. You may also exchange your Premier Shares of the Fund for Institutional Shares of any BNY Hamilton Fund offering Institutional Shares (except for other BNY Hamilton Money Market Funds). If you will be investing in a new Fund, you must exchange enough shares to meet the minimum balance requirement. To make an exchange, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Redemptions In-Kind. The Fund reserves the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund's operations. If the Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton Money Market Funds, including the Fund,


                                                               Account Policies
expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Fund accommodates frequent trading, and it does not apply policies or procedures designed to discourage excessive or short-term trading of its shares.

The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this Prospectus.

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $106 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $119 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Fund.

The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

Advisor compensation. In return for these services, the Advisor is entitled to a fee from the Fund at the annual rate of 0.10% of the Fund's average daily net assets.

A discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGER

BNY Hamilton Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities. Mr. Monasterio has managed the BNY Hamilton New York Tax-Exempt Money Fund, another BNY Hamilton Money Market Fund, since its inception in 2002.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] BNY  HAMILTON FUNDS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the Fund's manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports will be available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Fund will provide a full list of its holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and its top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUND BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654

[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                                                XX/06  BNY-XXXX

[LOGO] BNY
HAMILTON

                                  PROSPECTUS


                               DECEMBER 29, 2006

                                    [GRAPHIC]







   TAX-EXEMPT MONEY FUND

   CLASSIC SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUND

 5  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

 8  Services Provided


ACCOUNT POLICIES

 9  Daily NAV Calculation

 9  Distribution (12b-1) Plan

 9  Opening an Account/Purchasing Shares

12  Making Exchanges/Redeeming Shares

13  Distributions and Tax Considerations

14  Abusive Trading

15  Investment Advisor

15  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 TAX-EXEMPT MONEY FUND

     CUSIP Number: Classic Shares 05561M135

BNY HAMILTON

 TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund primarily invests in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal Obligations are debt obligations issued by a state or territory of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state or territory (e.g., county, city, town, village, district and authority). Municipal Obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of Municipal Obligations.

Consistent with its investment objective, the Fund:

.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of the Fund's Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the Municipal Obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to Municipal Obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified Municipal Obligations at a set price or yield within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying Municipal Obligation than if the Municipal Obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.

                                             BNY Hamilton Tax-Exempt Money Fund

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in high quality money market investments that are subject to federal income tax or the federal alternative minimum tax. To the extent that the Fund might do so, it may not meet its investment objective of a high level of current tax-free income.

The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. The yields on floating and variable rate securities will vary as interest rates change.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders.

In addition, changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer and changes in general economic or political conditions can affect a security's credit quality or value.

Any debt securities held by the Fund can be downgraded in credit rating or go into default. In addition, a revenue bond in the Fund's portfolio can default if its underlying revenue stream fails. This can happen even while the bond issuer remains solvent.

The Fund also may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in Municipal Obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. Also, to the extent that the Fund invests in taxable Municipal Obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable Municipal Obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

The Fund has not yet commenced operations as of the date of this Prospectus. As a result, it does not have any performance history. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamiltonfunds.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since this Fund is "no-load," shareholders pay no fees or out of pocket expenses.

                Fee table (% of average net assets)
                ------------------------------------------------

                                                         Classic
                                                         Shares
                ------------------------------------------------
                Shareholder Fees                          None

                Annual Operating Expenses (expenses that
                 are deducted from fund assets)
                ------------------------------------------------
                Management fee                            0.10
                Distribution (12b-1) fees                 0.25
                Servicing fee                             0.30
                Other expenses/(a)/                       0.14

                Total annual operating expenses/(b)/      0.79

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Classic Shares' "Total annual operating expenses" to 0.75% of the Fund's average daily net assets allocable to the Classic Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                         Expenses on a $10,000 investment* ($)
                         ---------------------------------------------

                                                1 Year         3 Years
                         ---------------------------------------------
                         Classic Shares           81             252

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Classic Shares.


                                             BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Fund has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Classic Shares of the Fund for their customers. Under these agreements, the institutions provide support services to their customers, and, in turn, the Fund pays the institutions 0.30% (annualized) of the average daily net asset value of their customers' Classic Shares. The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Classic Shares of the Fund.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' other investment accounts in Classic Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the Fund

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Classic Shares of the Fund. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

Services Provided

ACCOUNT POLICIES


DAILY NAV CALCULATION

The Fund calculates its net asset value per share (NAV) at noon Eastern time on each day that the Fund is open for business (each, a "business day"), although the Fund may not determine its NAV on a business day when no purchases or redemption orders are received. Generally, the Fund is open on each weekday (Monday through Friday) that both the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open. The Federal Reserve and/or the NYSE (and, therefore, the Fund) are closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On business days when the NYSE does not open or closes early due to unforeseeable circumstances, the Fund may elect to open or remain open, as applicable, if the Federal Reserve and the primary trading markets for the Fund's portfolio are open or remain open, as applicable, and the Advisor believes there is adequate liquidity.

The Fund also will close early on business days when the Securities Industry and Financial Markets Association (SIFMA) recommends an early close of the U.S. bond markets and at the times recommended by SIFMA for early closings on those business days. For the calendar year 2007, SIFMA recommends an early close of the bond markets at 2:00 p.m. Eastern time on the business day immediately before (and after, in the case of Thanksgiving) the day each holiday listed above is celebrated. When the Fund closes early in connection with a SIFMA recommendation, any purchase orders or redemption orders received in good order by the Fund (or its designee) after the Fund's early close will be processed at the Fund's NAV calculated on the next business day.

Dividends and expenses accrue daily. The Fund uses the amortized cost method to value its securities. When market prices are not available, the Fund will use fair value prices as determined by the Advisor's Pricing Committee with the approval of the Fund's Board of Directors.

DISTRIBUTION (12b-1) PLAN

The directors have adopted a 12b-1 distribution plan with respect to the Classic Shares of the Fund in this Prospectus. The plans permit the Fund to reimburse the distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares. Because these fees are paid out of Fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT/PURCHASING SHARES

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

               Minimum investment requirements
               --------------------------------------------------
                                Minimum       Minimum
                                initial     continuing    Minimum
               Account Type    investment   investments   balance
               --------------------------------------------------
               IRA               $  250        $ 25         N/A
               Regular Account   $2,000        $100        $500
               Automatic
                Investment
                Program          $  500        $ 50         N/A
               Government
                Direct Deposit             minimum $100;
                Program*         $  250   maximum $50,000   N/A

Note: Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.

*For federal employees and investors who receive Social Security or certain other payments from the federal government.

                                                               Account Policies

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the Fund to:
check payable directly to the Fund to:
BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363.     If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The Fund does not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 800-952-6276 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [the Fund]                                   Attn: [the Fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Phone
----------------------------------------------------------------------------------------------------------------
N/A                                                Call 1-800-426-9363.
                                                   You must provide the required information about your bank
                                                   on your new account application, or in a signature guaranteed letter. Your bank must be a member of the ACH (Automated
                                                   Clearing House) system.

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee
Contact your broker-dealer.                        Contact your broker-dealer.

Automatic Investment Program
----------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds, Inc.
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

Account Policies

Open an account                                    Add to your investment
--------------------------------------------------------------------------------------------------------------

Government Direct Deposit Program
--------------------------------------------------------------------------------------------------------------
For federal employees and investors who receive
social security or certain other payments from
the federal government.
Call 1-800-426-9363 for instructions on how to     Once you are enrolled, investments are automatic.
enroll.
                                                   You can terminate the service at any time by contacting the appropriate federal agency.

If your purchase order is received in good order by the Fund (or its designee) by noon Eastern time (or earlier if the Fund closes early) ("cut-off time"), we will process your order at that day's NAV. If your purchase order is received in good order by the Fund (or its designee) after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

The Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426- 9363 to obtain more information concerning the Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Fund does not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for the initial purchase into the Fund. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Fund does not charge a fee for wire transfers from your bank to the Fund. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds (minimum   To redeem shares
$500)
-------------------------------------------------------------------------------------------------------------------

Phone
-------------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
-------------------------------------------------------------------------------------------------------------------
The Fund does not charge a fee for wire
transactions, but your bank may.
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the Funds and number of shares or       .names of the Funds and number of shares or dollar amount
  dollar amount you want to exchange                you want to exchange
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send proceeds to a different address or to differ-
                                                    ent banking institutions than what is on file
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-------------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee             Note: a broker-dealer may charge a fee
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-------------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

If your redemption order is received in good order by the Fund (or its designee) by the Fund's cut-off time, we will process your order at that day's NAV. If your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

Minimum account balances. If you have a regular account with the Fund and your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Account Policies

Exchange minimums. You may exchange Classic Shares of the Fund for Classic Shares of any other BNY Hamilton Money Market Fund offering Classic Shares. In addition, you may exchange Classic Shares of the Fund for Class A Shares or Investor Shares of any BNY Hamilton Fund offering Class A Shares or Investor Shares, as applicable. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement. When exchanging your Classic Shares of the Fund for Class A Shares of another BNY Hamilton Fund, you will pay any applicable Class A sales charge upon exchange. See the applicable BNY Hamilton Fund's Class A Prospectus for more information regarding its sales charges.

Checkwriting privileges. Checkwriting privileges are available by request to shareholders of the Fund. The minimum check amount is $500. There is no fee for writing checks, but the Fund will charge for stop payments or overdrafts. You cannot close your account by writing a check. The Fund reserves the right to impose a fee or terminate this service upon notice to shareholders.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee. A signature guarantee is required whenever:

.. you redeem more than $50,000

.. you want to send proceeds to a different address or to different banking institutions than what is on file

.. you have changed your account address within the last 10 days

Reserved rights. The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Redemptions In-Kind. The Fund reserves the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund's operations. If the Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Classic Shares of the Fund will be determined immediately before calculation of the Fund's NAV each business day. Net investment

                                                               Account Policies
income for Classic Shares of the Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Classic Shares of the Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Classic Shares of the Fund, that if your purchase order is received in good order by the Fund (or its designee) on a business day by the Fund's cut-off time, you will begin earning dividends declared by the Fund on that day. However, if your purchase order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by the Fund on the next business day.

In the case of redemptions of Classic Shares of the Fund, if your redemption order is received in good order by the Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

The Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in the Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

                  Type of Distribution     Federal Tax Status
                  --------------------------------------------
                  Dividends from net       Tax-free
                  tax-exempt income
                  Dividends from net       Ordinary income
                  investment income
                  Short-term capital gains Ordinary income
                  Long-term capital gains  Capital gain income

If, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to pay exempt-interest dividends to its investors. As noted above, the Fund intends to invest at least 80% of its Assets in such obligations. Thus, these dividends will be tax-free in the hands of its investors.

The Fund does not expect to realize long-term capital gains or losses. Distributions from the Fund that do not derive from the tax-exempt interest are expected to be primarily ordinary income from dividends.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax and charges against their accounts related to fines.

The Fund may also invest a portion of its assets in securities that generate income subject to federal, state and local taxes.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton Money Market Funds, including the Fund, expect these Funds to be a highly liquid investment option that may be readily sold and purchased with-

Account Policies
out limitation. Accordingly, the Fund accommodates frequent trading, and it does not apply policies or procedures designed to discourage excessive or short-term trading of its shares.

The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this Prospectus.

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $106 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $119 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Fund.

The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

Advisor compensation. In return for these services, the Advisor is entitled to a fee from the Fund at the annual rate of 0.10% of the Fund's average daily net assets.

A discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGER

BNY Hamilton Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities. Mr. Monasterio has managed the BNY Hamilton New York Tax-Exempt Money Fund, another BNY Hamilton Money Market Fund, since its inception in 2002.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

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



FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the Fund's manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports will be available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Fund will provide a full list of its holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and its top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUND BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                                                XX/06  BNY-XXXX

                           BNY HAMILTON FUNDS, INC.

                      Statement of Additional Information

                BNY Hamilton Global Real Estate Securities Fund

                               December 29, 2006

This Statement of Additional Information is not a prospectus, but contains additional information about the Fund listed above, which should be read in conjunction with the relevant prospectus, each dated December 29, 2006, as supplemented from time to time, and may be obtained upon request from BNY Hamilton Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219,
Attention: BNY Hamilton Funds, Inc., 1-800-426-9363.

Table of Contents

 General...................................................................  2
 Investment Objectives and Policies........................................  2
 Investment Restrictions................................................... 15
 Directors and Officers.................................................... 16
 Investment Advisors....................................................... 22
 Portfolio Managers........................................................ 23
 Administrators............................................................ 24
 Distributor............................................................... 25
 Fund and Other Services................................................... 26
 Code of Ethics............................................................ 27
 Proxy Voting Policies..................................................... 27
 Disclosure of Portfolio Holdings.......................................... 28
 Purchase of Shares........................................................ 29
 Waiving Class A Sales Charge.............................................. 30
 Redemption of Shares...................................................... 31
 Exchange of Shares........................................................ 32
 Dividends and Distributions............................................... 32
 Net Asset Value........................................................... 32
 Performance Data.......................................................... 33
 Portfolio Transactions and Brokerage Commissions.......................... 34
 Description of Shares..................................................... 37
 Taxes..................................................................... 37
 Appendix A - Description of Securities Ratings............................ 44

                                    GENERAL

BNY Hamilton Funds, Inc. ("BNY Hamilton"), a Maryland corporation, is an open-end investment company, currently consisting of twenty-three series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund, BNY Hamilton U.S. Government Money Fund, BNY Hamilton Tax-Exempt Money Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Small Cap Core Equity Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton International Equity Fund, BNY Hamilton Global Real Estate Securities Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Core Bond Fund, BNY Hamilton Enhanced Income Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton U.S. Bond Market Index Fund, BNY Hamilton High Yield Fund, and BNY Hamilton Municipal Enhanced Yield Fund. This Statement of Additional Information provides additional information only with respect to the BNY Hamilton Global Real Estate Securities Fund (the "Fund", also referred to as an "Equity Fund"), and should be read in conjunction with the current Prospectuses relating to the Fund. The Bank of New York serves as investment advisor to the Fund (the "Advisor"). Urdang Securities Management, Inc., a wholly owned subsidiary of The Bank of New York, serves as the sub-advisor to the Fund ("Urdang" or the "Sub-Advisor"). For purposes of this Statement of Additional Information, "Assets" means net assets plus the amount of borrowings for investment purposes.

                      INVESTMENT OBJECTIVES AND POLICIES

The Fund seeks to maximize total return consisting of capital appreciation and current income. This investment objective is fundamental (i.e., subject to change only by shareholder approval). The Fund invests in a global portfolio of equity securities (primarily common stock) of real estate companies, including real estate investment trusts ("REITs") and real estate operating companies ("REOCs"), located primarily in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal circumstances, the Fund invests between 50% - 65% of its total assets in non-U.S. companies, and in at least 10 different countries (including the U.S.). Although the Fund primarily invests in developed markets, it may also make investments in emerging markets. The Fund may invest in equity securities of companies of any market capitalization, including smaller companies. The Fund's benchmark is the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Global Real Estate Index, which is a market capitalization weighted index of exchange-listed real estate companies and REITs worldwide.

Under normal circumstances, the Fund invests at least 80% of its Assets in publicly traded equity securities of companies principally engaged in the real estate sector. (The Fund will provide its shareholders with 60 days' prior notice of any change in this non-fundamental policy.) A company is "principally engaged" in the real estate sector if at least 50% of its total revenues or earnings are derived from or at least 50% of the market value of its assets are attributed to the development, ownership, construction, management or sale of real estate, as determined by the Sub-Advisor. Equity securities include common stocks, preferred stocks, convertible securities and other equity investments.

The following discussion supplements the information regarding investment objectives and policies of the Fund as set forth above and in its Prospectuses.

Real Estate Securities

As described in the Prospectuses, the Fund invests in equity securities of companies principally engaged in the real estate sector, including REITs and common, preferred and convertible securities of issuers principally engaged in the real estate sector. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific segments of the real estate sector, and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests therein. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs, which are a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" below for a discussion of special tax considerations relating to the Fund's investment in REITs. The Fund will indirectly bear its proportionate share of any management and other fees and expenses paid by REITs in which it invests in addition to the fees and expenses paid directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate sector in general. REITs are subject to self-liquidation, adverse changes in the tax laws, and the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the Investment Company Act of 1940, as amended (the "1940 Act").

REITs are also dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, and may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. An equity REIT also may be affected by changes in the value of the underlying properties owned by the REIT.

Government and Money Market Instruments

As discussed in the Prospectuses, the Fund may invest in cash equivalents to the extent that such investments are consistent with its investment objectives and policies. A description of the various types of cash equivalents that may be purchased by the Fund appears below.

United States Government Obligations. The Fund, subject to its investment policies, may invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and government-sponsored enterprises. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Rural Housing Service (formerly known as, the Farmers Home Administration) and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the limited right to borrow from the United States Treasury to meet its obligations, as well as obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Fund, subject to its investment policies, may also invest in short-term obligations of foreign sovereign governments or their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States Dollars or in another currency (including the local currency of the governmental issuer). See "Risks of Foreign Investments". Similar to United States Government securities, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, foreign sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Bank Obligations. The Fund, unless otherwise noted in its Prospectuses or below, may invest in negotiable certificates of deposit, bank notes, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (known as "Euros") and (iii) United States branches of foreign banks of equivalent size (known as "Yankees"). Euros and Yankees in which the Fund invests are denominated in U.S. Dollars. The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in U.S.-Dollar denominated obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank). Obligations of these institutions may be subject to the same risks as obligations of foreign governments, discussed above. The Fund will only invest in bank obligations to the extent the issuer meets certain minimum ratings requirements. See "Certain Issuer and Counterparty Ratings Minimums" below.

Commercial Paper. The Fund may invest in commercial paper, which may include Master Notes and Section 4(2) paper (each, as defined below). Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Commercial paper is typically unsecured.

Master Notes are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as investment advisor to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from Fund or client accounts maintained with or managed by the Advisor or the Sub-Advisor or their affiliates pursuant to arrangements permitting the Advisor or the Sub-Advisor, as applicable, to loan monies from those accounts on the Fund's or other clients' behalf. Interest and principal payments made by the borrower are credited to such accounts. The Advisor or the Sub-Advisor, acting as a fiduciary on behalf of its clients (including the Fund), has the right to increase or decrease the amount provided to the borrower under such Master Notes. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor or the Sub-Advisor. Since Master Notes typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor or the Sub-Advisor to have a credit quality that satisfies the Fund's quality restrictions, as described below. Although there is no secondary market for Master Notes, such obligations are considered by the Fund to be liquid because they are payable within seven days of demand.

The Fund does not have any specific percentage limitation on investments in Master Notes. The Fund will only invest in commercial paper to the extent the issuer meets certain minimum ratings requirements. See "Certain Issuer and Counterparty Ratings Minimums" below.

Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton (the "Directors"). In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to any coupon rate on the underlying security (and accordingly may be more or less than the rate on the underlying security). A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement.

The Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund's custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines or the value of the underlying security declines while the Fund seeks to enforce its rights. In addition, the Fund might incur delays or other disposition costs in connection with liquidating the collateral and enforcing its rights under the agreement. If bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of the collateral by the Fund may be delayed or limited. Repurchase agreements with more than seven days to maturity are considered by the Fund to be illiquid securities and are subject to certain fundamental investment restrictions. See "Investment Restrictions." The Fund will only enter into a repurchase agreement with a borrower who meets certain minimum ratings requirements. See "Certain Issuer and Counterparty Ratings Minimums" below.

STRIPS. The Fund may invest in United States Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such United States Treasury securities, and receipts or certificates representing interests in such stripped United States Treasury securities and coupons ("STRIPS"). A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for

Federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, mortgage-backed securities owned by the Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current Federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. See also "Zero-Coupon Securities" below.

Corporate Bonds and Other Debt Securities

The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities in general, however, are subject to certain risks, including risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately below. In addition, unlike mortgage-backed securities, certain types of asset-backed securities may only have the benefit of limited interests in the applicable underlying collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if a letter of credit or other form of credit support is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"). Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. The Fund's net asset value per share for each class will vary with changes in the values of its portfolio securities. To the extent that the Fund invests in mortgage-backed securities, such values will vary with changes in market interest rates generally and the differentials in yields among various kinds of mortgage-backed securities.

CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

Zero-Coupon Securities. The Fund may invest in zero-coupon securities, including zero coupon U.S. Treasury Securities (e.g., STRIPS, which are discussed above). Zero-coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of zero-coupon securities. As discussed earlier with respect to STRIPS, even though such securities do not pay current interest in cash, current Federal tax law requires the Fund to accrue interest income on these investments and to distribute the interest income on a current basis. As a result, the Fund could be required to liquidate other investments at times in order to satisfy its distribution requirements. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

Equity Investments. The Fund invests in equity securities to the extent consistent with its investment objective and policies. These securities include: securities listed on any domestic or foreign securities exchange and securities traded in the over-the-counter market. More information on the types of equity investments which may be purchased by the Fund appears below and in the Fund's Prospectuses.

Equity Securities. Such equity investments may consist of common stocks, including the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Convertible Securities. The Fund may invest in convertible securities, including debt securities and preferred stock which (i) may be converted into common stock or (ii) carry the right to purchase common stock. A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. The holder of a convertible security generally may exchange the convertible security for a specified number of shares of common stock, usually of the same company, at specified prices, within a certain period of time. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer's convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer's balance sheet. The Fund may invest in convertible debt securities for which there are no specific credit quality requirements. See "Below Investment Grade Securities" below.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value". The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value", which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

Depository Receipts. The Fund may invest in American Depositary Receipts
(ADRs), Global Depository Receipts (GDRs), and European Depository Receipts
(EDRs) (collectively, "Depository Receipts"). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.

Warrants and Rights

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Fund may use warrants in a manner similar to their use of options on securities, as described below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Risks of Foreign Investments

General. Investments in foreign issuers or in securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities may be subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments and companies, and certain foreign securities markets in general, are less liquid, and at times more volatile, than comparable U.S. sovereign and corporate securities and U.S. securities markets. Foreign brokerage commissions and related fees also are generally higher than those paid in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States. See "Taxes". In addition, foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors.

Emerging Markets. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in emerging countries often are less stringent than those in the United States. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging countries have experienced periods of substantial, and at times extremely high, rates of inflation. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of emerging countries.

Furthermore, economies of emerging countries generally are heavily dependent on international trade; and, accordingly, the economies of emerging countries have been (and may continue to be) affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce the Fund's income from investments in securities or debt instruments of emerging country issuers.

Emerging countries also are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization; limitations on the removal of funds or other assets from the emerging country; and diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

Additional Investments

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Other Investment Company Securities. The Fund may invest in the securities of other investment companies (including exchange-traded funds ("ETFs")) within the limits set by the 1940 Act and related rules and any exemptive relief from, or interpretations of, the SEC. In general, the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by the Fund. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions". If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities.

Loans of Portfolio Securities. The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day's notice (as used herein, "Business Day" shall denote any day on which the New York Stock Exchange and the Custodian are both open for business). Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finders' and custodial fees in connection with loans. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans for terms in excess of one year. The Fund will not lend its securities to any Director, officer, employee, or affiliate of BNY Hamilton, the Advisor, the Sub-Advisor, the Administrator or the Distributor, unless permitted by applicable law.

Privately Placed and Certain Unregistered Securities. The Fund may invest in privately placed, restricted, Rule 144A and other unregistered securities. To the extent any such security is considered to be illiquid, it will be subject to the Fund's fundamental restriction limiting its investments in illiquid securities to no more than 15% of its net assets. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, the Fund could have difficulty selling them when the Advisor or the Sub-Advisor believes it is advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. In addition, the judgment of the Advisor or the Sub-Advisor normally plays a greater role in valuing these securities for purposes of computing the Fund's net asset value than in valuing publicly traded securities.

Restricted securities in which the Fund invests may include commercial paper issued by corporations without registration under the 1933 Act in reliance on the exemption in Section 3(a)(3) and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction.
Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers that make a market in Section 4(2) paper, thus providing liquidity.

Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the "reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Below Investment Grade Securities

To the extent that the Fund invests in securities that are below investment grade (i.e., below BBB-), which may include convertible securities, it may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in investment grade securities, below investment grade fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These below investment grade fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such below investment grade securities, the achievement of its investment objective may be more dependent on the Advisor's or the Sub-Advisor's own credit analysis.

Below investment grade fixed income securities are also affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these below investment grade fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on the various ratings categories.

Certain Issuer and Counterparty Ratings Minimums

In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by a nationally recognized statistical rating organization ("NRSRO"); the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Advisor's or Sub-Advisor's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Sub-Advisor's opinion.

Derivative Instruments

Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain market environment. The Fund may use different types of derivative instruments, such as financial futures contracts, options on financial instruments and indexes of stock securities, to reduce the effects of market fluctuations.

The Fund may purchase and sell ("write") both put options and call options on securities, swap agreements and securities indexes. The Fund may also (i) enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options"); (ii) enter into swap agreements with respect to interest rates and indexes of securities; and (iii) invest in structured notes. The purpose of any of these transactions is to hedge against changes in the market value of securities in the Fund's portfolio caused by fluctuating interest rates or currency rates, and to close out or offset existing positions in such futures contracts or options. The Fund will not engage in financial futures or options transactions for speculation, but only as a hedge against changes in the market values of securities held by the Funds and where the transactions are appropriate to reduction of risk.

Limitations. The Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indexes upon which its futures contracts are based and the number of futures contracts which would be outstanding do not exceed one-third of the value of the Fund's net assets. The Fund also may not purchase or sell stock index futures or purchase options on futures if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases stock index futures contracts, it will deposit an amount of cash and cash equivalents equal to the market value of the futures contracts in a segregated account with the Fund's Custodian.

Special Considerations Relating to Derivative Instruments. The Fund may take positions in financial futures contracts or options traded on registered securities exchanges and contract markets solely as a hedge. However, for a hedge to be completely successful, the price changes of the hedging instruments should equal the price changes of the securities being hedged. To the extent the hedging instrument utilized does not involve specific securities in the portfolio, such equal price changes will not always be possible. The use of these instruments involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Thus, hedging activities may not be completely successful in eliminating market value fluctuations of the portfolios. When using hedging instruments that do not specifically correlate with securities in the Fund's portfolio, the Sub-Advisor will attempt to create a very closely correlated hedge. See "Risks Associated with Futures and Futures Options" below. Further, the use of options rather than financial futures contracts to hedge portfolio securities may result in partial hedges because of the limits inherent in the exercise prices.

The Fund might not employ any of the strategies described below and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

The Fund will pay brokerage commissions on its financial futures and options transactions. The Fund will also incur premium costs for purchasing put and call options. Brokerage commissions and premium costs may tend to reduce the yield of the Fund. The Fund's ability to engage in hedging activities and certain portfolio transactions may be further limited by various investment restrictions of the Fund and certain income tax considerations. For example, the amount of assets that the Fund is permitted to invest in option and futures contracts is limited as described above; furthermore, the limitations on the percentage of gross income that the Fund may realize from transactions in these securities may restrict its ability to effect transactions in these securities. See "Taxes".

The value of some derivative instruments may be particularly sensitive to changes in prevailing interest rates.

Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Options and Indexes

The Fund may purchase put options only on equity securities held in its portfolio and write call options on stocks only if they are covered, and such call options must remain covered so long as the Fund is obligated as a writer. The Fund does not presently intend to purchase put options and write call options on stocks that are not traded on national securities exchanges or listed on the Nasdaq National Market(R) ("NASDAQ").

The Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio securities through the use of stock index futures, options on stock index futures traded on a national securities exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges.

The Fund will not engage in transactions in stock index futures contracts or related options for speculation. The Fund will use these instruments only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transaction is economically appropriate to the reduction of risks inherent in the ongoing management of the Fund.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The premium that the Fund receives from writing a call option (or pays for buying a call option) will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

The Fund will only write call options and put options if they are "covered". In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, with cash or other assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, in such amount as segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Directors. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Advisor in accordance with procedures established by the Directors equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or
(ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Directors.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Options on indexes are similar to options on debt instruments or equity securities, except that rather than giving the holder the right to take or make delivery of a debt instrument or security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Unlike options on debt instruments or equity securities, gain or loss depends on the price movements in the securities included in the index rather than price movements in individual debt instruments or equity securities.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, the covered call writer retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit. Otherwise, the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts and options thereon ("futures options").

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which BNY Hamilton and the Fund avoid being deemed a "commodity pool" or a "commodity pool operator", the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Directors ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking-to-market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money".

Additional Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Taxes".

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Diversification

The Fund is classified as a "diversified" series of a registered investment company under Section 5(b)(1) of the 1940 Act. This means that with respect to 75% of its total assets (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer, except with respect to obligations of the U.S. Government, cash and cash items, and securities of other investment companies. The remaining 25% of the Fund's total assets are not subject to these limitations, but may be subject to other Fund investment restrictions (see "Investment Restrictions" below), as well as other limitations under the 1940 Act or any applicable state securities laws. Investments not subject to the limitations described above could involve increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

                            INVESTMENT RESTRICTIONS

Fundamental Policies

In addition to its investment objectives, the Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. The Fund's investment restrictions follow.

The Fund may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the Fund's total assets, taken at cost, at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 12, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not to exceed one-third of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to issues of the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Fund's total assets;

4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of the Fund's total assets, except that the Fund will invest more than 25% of its total assets in any industry or group of industries within the real estate sector. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities of the United States Government, its agencies or instrumentalities;

5. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objectives and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities or commodity contracts, except for the Fund's interests in derivative instruments as described under "Investment Objectives and Policies"; or interests in oil, gas or mineral exploration or development programs. However, the Fund may purchase securities or commercial paper issued by companies which deal or invest in real estate or interests therein, including real estate investment trusts, and may purchase securities which are secured by interests in real estate. In addition, the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments;

8. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Fund's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits;

10. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

11. Act as an underwriter of securities; or

12. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Fund is permitted to incur pursuant to Investment Restriction 2 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof.

                            DIRECTORS AND OFFICERS

The Directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years are shown below. The "fund complex" consists of one investment company, BNY Hamilton, including 23 series thereunder.

                                                                                   Number of
                                                                                 Portfolios in
                           Position(s)  Term of Office                           Fund Complex
Name, Address and Year of Held with BNY and Length of   Principal Occupation(s)   Overseen by  Other Directorships Held by
Birth                       Hamilton     Time Served#     During Last 5 Years      Director             Director
------------------------- ------------- -------------- ------------------------- ------------- ---------------------------
  Independent Directors

  Edward L. Gardner       Director and   Since         Chairman of the Board,         23       Vice Chair, New York
  One Wall Street         Chairman       May 12, 1995  President and Chief                     Public Library
  New York, NY 10286                                   Executive Officer,                      Conservator's Council;
  Year of Birth: 1934                                  Industrial Solvents                     Member, Points of Light
                                                       Corporation, 1981 to                    Foundation; Chairman
                                                       Present (Petro-Chemical                 Emeritus, Big Brothers/Big
                                                       Sales)                                  Sisters of New York City;
                                                                                               Member, Rockefeller
                                                                                               University Council

  James E. Quinn          Director       Since         President, Tiffany & Co.,      23       Director, Mutual of
  One Wall Street                        November 15,  January 2003 to Present;                America Capital
  New York, NY 10286                     1996          Member, Board of                        Management Co., Trustee,
  Year of Birth: 1952                                  Directors, Tiffany & Co.,               Museum of the City of New
                                                       1995 to Present; Vice                   York
                                                       Chairman, Tiffany & Co.,
                                                       1999 to Present.

                                                                                      Number of
                                                                                    Portfolios in
                           Position(s)  Term of Office                              Fund Complex
Name, Address and Year of Held with BNY and Length of    Principal Occupation(s)     Overseen by  Other Directorships Held by
Birth                       Hamilton     Time Served#      During Last 5 Years        Director             Director
------------------------- ------------- -------------- ---------------------------- ------------- ---------------------------
   Karen R. Osar            Director      Since        Senior Vice President and         23       Director, Allergan, Inc.;
   One Wall Street                        May 13,      Chief Financial Officer,                   Director, AGL Resources
   New York, NY 10286                     1998         Chemtura, Inc. (formerly                   Inc.
   Year of Birth: 1949                                 known as Crompton
                                                       Corporation) (Chemical
                                                       Manufacturing), 2004 to
                                                       Present; Senior Vice
                                                       President and Chief
                                                       Financial Officer,
                                                       MeadWestvaco Corp. (Paper
                                                       Packaging), 2002 to 2003;
                                                       Senior Vice President and
                                                       Chief Financial Officer,
                                                       Westvaco Corp., 1999 to
                                                       2002

   Kim D. Kelly             Director      Since        Director and Chief Executive      23       Chair of Cable Advertising
   One Wall Street                        August 11,   Officer, Arroyo Video, 2004                Bureau; Director of
   New York, NY 10286                     1999         to 2005; President, Chief                  AgileTV, The Cable Center
   Year of Birth: 1956                                 Operating Officer and Chief                and Cable in the Classroom;
                                                       Financial Officer, Insight                 Treasurer and Trustee of
                                                       Communications, 2000 to                    Saint David's School;
                                                       2003                                       Director, MCG Capital

   John Alchin              Director      Since        Executive Vice President,         23       Director, Big Brothers/Big
   One Wall Street                        August 8,    Co-Chief Financial Officer                 Sisters of Southeastern
   New York, NY 10286                     2001         and Treasurer, Comcast                     Pennsylvania; Member,
   Year of Birth: 1948                                 Corporation, 1990 to Present               Corporate Executive Board
                                                                                                  of Directors of the
                                                                                                  Philadelphia Museum of Art

   Joseph Mauriello         Director      Since        Retired Deputy Chairman,          23       None
   One Wall Street                        July 7,      KPMG LLP, 2006 to
   New York, NY 10286                     2006         Present; Deputy Chairman,
   Year of Birth: 1944                                 KPMG LLP, 2004-2006;
                                                       Vice Chairman, Financial
                                                       Services, KPMG LLP, 2002-
                                                       2004; Partner, KPMG LLP,
                                                       1974-2006

                                                                                    Number of
                                                                                  Portfolios in
                           Position(s)  Term of Office                            Fund Complex
Name, Address and Year of Held with BNY and Length of   Principal Occupation(s)    Overseen by  Other Directorships Held by
Birth                       Hamilton     Time Served#     During Last 5 Years       Director             Director
------------------------- ------------- -------------- -------------------------- ------------- ----------------------------
  Interested Director

  Newton P.S. Merrill*      Director     Since         Retired, 2003 to Present;       23       Director, National Integrity
  One Wall Street                        February 12,  Senior Executive Vice                    Life Insurance; Trustee,
  New York, NY 10286                     2003          President, The Bank of New               Museum of the City of New
  Year of Birth: 1939                                  York, 1994 to 2003;                      York; Director, Woods Hole
                                                       Chairman and Director, Ivy               Oceanographic Institute;
                                                       Asset Management, 2000 to                Honarary Trustee, Edwin
                                                       2003                                     Gould Foundation for
                                                                                                Children; Trustee,
                                                                                                Connecticut River Museum

                                                                                     Number of
                                                                                   Portfolios in
                           Position(s)  Term of Office                             Fund Complex
Name, Address and Year of Held with BNY and Length of    Principal Occupation(s)    Overseen by  Other Directorships Held by
Birth                       Hamilton     Time Served#      During Last 5 Years       Director             Director
------------------------- ------------- -------------- --------------------------- ------------- ---------------------------
  Officers

  Kevin Bannon            Chief         Since          Executive Vice President         --                   --
  One Wall Street         Executive     May 12,        and Chief Investment
  New York, NY 10286      Officer,      2003           Officer of The Bank of
  Year of Birth: 1952     President                    New York**, 1993 to
                                                       Present; Chairman of The
                                                       Bank of New York's
                                                       Investment Policy
                                                       Committee

  Ellen Kaltman           Chief         Since          Managing Director,               --                   --
  One Wall Street         Compliance    August 30,     Compliance, The Bank of
  New York, NY 10286      Officer       2004           New York**, 1999 to
  Year of Birth: 1948                                  Present

  Guy Nordahl             Treasurer and Since          Vice President, The Bank         --                   --
  One Wall Street         Principal     February 15,   of New York**, 1999 to
  New York, NY 10286      Accounting    2005           Present
  Year of Birth: 1965     Officer

  Kim Smallman            Secretary     Since          Counsel, Legal Services,         --                   --
  100 Summer Street,                    November 10,   BISYS Fund Services Ohio,
  15th Floor                            2004           Inc. **, 2002 to Present;
  Boston, MA 02110                                     Attorney, private practice,
  Year of Birth: 1971                                  2000-2002

  Molly Martin Alvarado   Assistant     Since          Paralegal, BISYS Fund            --                   --
  100 Summer Street,      Secretary     September 20,  Services Ohio, Inc.**, 2005
  15th Floor                            2006           to Present; Blue Sky
  Boston, MA 02110                                     Corporate Legal Assistant,
  Year of Birth: 1965                                  Palmer & Dodge LLP,
                                                       1999 to 2005; Business
                                                       Law Legal Assistant
                                                       Coordinator, Palmer &
                                                       Dodge LLP, 2002 to 2005.

  Wayne Rose              AML           Since          Broker Dealer Compliance         --                   --
  100 Summer Street,      Compliance    September 20,  Officer, BISYS Fund
  15th Floor              Officer       2006           Services Ohio, Inc.**,
  Boston, MA 02110                                     August 2003 to Present;
  Year of Birth: 1969                                  Compliance Officer,
                                                       JPMorgan Invest, LLC,
                                                       January 2003 to August
                                                       2003; Brokerage Legal
                                                       Product Manager, Fidelity
                                                       Investments, September
                                                       2000 to December 2002

# Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.

* Mr. Merrill is an "interested" Director by reason of his ownership of securities of the parent company of The Bank of New York, the Fund's Advisor.

** This position is held with an affiliated person or principal underwriter of BNY Hamilton.

Responsibilities of the Board of Directors

The Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.

Board of Director Committees

The Board of Directors has an Audit Committee, the members of which are Messrs. Alchin, Gardner, Mauriello and Quinn and Mmes. Osar and Kelly (chair). The Audit Committee met three times during the fiscal year ended December 31, 2005. The Board of Directors has determined that all members of the Audit Committee are "independent", as required by applicable listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon BNY Hamilton's financial operations.

The Board of Directors has a Nominating Committee, the members of which are Messrs. Alchin, Gardner, Mauriello and Quinn (chair) and Mmes. Osar and Kelly. The Nominating Committee nominates candidates for election to the Board of Directors of BNY Hamilton Funds, and it also has the authority to recommend the removal of any Director from the Board. The Nominating Committee did not meet during the fiscal year ended December 31, 2005. The Nominating Committee will consider shareholder recommendations for Director nominees. Shareholders may send written recommendations to Mr. Quinn.

The Compensation Committee oversees the compensation established for Directors and any officers who are compensated by the Funds. The members of the Compensation Committee are Messrs. Alchin (chair), Gardner, Mauriello and Quinn and Mmes. Osar and Kelly. The Compensation Committee did not hold any meetings during the fiscal year ended December 31, 2005.

Ownership of Shares of BNY Hamilton

                                                              Aggregate Dollar
                                                Dollar Range   Range of Equity
                                                 of Equity    Securities in All
                                               Securities in  Funds Overseen by
                                               the Fund as of  Director in BNY
                                                December 31,   Hamilton as of
 Name of Independent Director                      2005*      December 31, 2005
 ----------------------------                  -------------- -----------------
 Edward L. Gardner............................      None       Over $100,000
 James E. Quinn...............................      None       Over $100,000
 Karen R. Osar................................      None      $50,001-$100,000
 Kim D. Kelly.................................      None       Over $100,000
 John Alchin..................................      None            None
 Joseph Mauriello.............................      None            None

* Because the Fund commenced operations as of the date of this Statement of Additional Information, none of the Directors or their immediate family members owned beneficially or of record any shares of the Fund as of December 31, 2005.

                                                              Aggregate Dollar
                                                Dollar Range   Range of Equity
                                                 of Equity    Securities in All
                                               Securities in  Funds Overseen by
                                               the Fund as of  Director in BNY
                                                December 31,   Hamilton as of
 Name of Interested Director                       2005*      December 31, 2005
 ---------------------------                   -------------- -----------------
 Newton P.S. Merrill..........................      None        Over $100,000

* Because the Fund commenced operations as of the date of this Statement of Additional Information, neither Mr. Merrill nor any of his immediate family members owned beneficially or of record any shares of the Fund as of December 31, 2005.

As of the date of this Statement of Additional Information, as a group, the Directors and officers of the Fund owned less than 1% of the shares of the Fund.

Ownership in the Fund's Advisor, Sub-Advisor, Distributor, or Related Companies

As of December 31, 2005, none of the Independent Directors or their immediate family members owned (beneficially or of record) securities in the Fund's Investment Advisor, Sub-Advisor or Distributor (as defined below) or any entity directly or indirectly controlling, controlled by, or under common control with the Fund's Investment Advisor, Sub-Advisor or Distributor.

Compensation of Directors and Executive Officers

The following table sets forth certain information regarding the compensation of BNY Hamilton's Directors and executive officers for the fiscal year ended December 31, 2005. In 2007, BNY Hamilton expects to pay each Director annual compensation of $40,000, per-meeting fees of $4,000 (in-person meetings) and $2,000 (telephonic meetings) and out-of-pocket expenses. In addition, the Chair of the Board of the Directors receives an additional $20,000 in annual compensation, and the Chair of the Audit Committee receives an additional $5,000 in annual compensation. During the fiscal year ended December 31, 2005, such compensation and fees paid to the Directors amounted to $498,500, plus out-of-pocket expenses. The compensation is allocated to all series of the BNY Hamilton Funds. The Directors and executive officers do not receive pension or retirement benefits.

                                                                      Total
                                         Pension or                Compensation
                                         Retirement                Paid by the
                            Aggregate     Benefits     Estimated   BNY Hamilton
                           Compensation  Accrued as     Annual     Funds as of
                             from the   Part of Fund Benefits Upon 12/31/05 to
 Name of Person, Position     Fund**      Expenses    Retirement     Director
 ------------------------  ------------ ------------ ------------- ------------
 Edward L. Gardner,
 Director and Chairman of
   the Board..............    $4,122         0             0         $ 89,000
 James E. Quinn,
 Director.................     3,227         0             0           76,000
 Karen R. Osar,
 Director.................     3,227         0             0           86,250
 Kim D. Kelly,
 Director.................     3,450         0             0           77,250
 John Alchin,
 Director.................     3,227         0             0           84,000
 Joseph Mauriello*,
 Director.................     3,227         0             0                0
 Newton P.S. Merrill,
 Director.................     3,227         0             0           86,000
 Ellen Kaltman,
 Chief Compliance Officer.       400         0             0          150,000

*  Mr. Mauriello joined the Board in July 2006.

** Reflects an estimate of direct compensation to be paid to each Director and the Fund's Chief Compliance Officer for the Fund's initial fiscal year ending December 31, 2007. Actual direct compensation paid to the Directors and the Chief Compliance Officer will vary depending on the net assets of the Fund throughout its initial fiscal year relative to the net assets of the other BNY Hamilton Funds.

By virtue of the responsibilities assumed by the Advisor, the Sub-Advisor, the Administrator, the Sub-Administrator and the Distributor (see "Investment Advisors", "Administrators" and "Distributor"), the Fund has no employees. Except as indicated above, BNY Hamilton's officers are provided and compensated by The Bank of

New York or by BISYS Fund Services Ohio, Inc. ("BISYS"). BNY Hamilton's officers conduct and supervise the business operations of the Fund.

The Bank of New York extends lines of credit to Comcast Corporation, a company of which Mr. Alchin is an officer, and one of its subsidiaries in the ordinary course of business. As of December 31, 2005, The Bank of New York had extended lines of credit to Comcast Corporation, which represented 3% of all the lines of credit of each such company. As of December 31, 2005, there were no amounts outstanding under the lines of credit extended from The Bank of New York to Comcast Corporation.

The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of December 31, 2005, The Bank of New York had extended lines of credit to Tiffany & Co., which represented 19.5% of all the lines of credit of such company. As of that date, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 2.0% of Tiffany & Co.'s total outstanding debt.

Since the Fund commenced operations as of the date of this Statement of Additional Information, no shareholder owned beneficially 5% or more of any class of the Fund's outstanding shares.

                              INVESTMENT ADVISORS

The investment advisor to the Fund is The Bank of New York, a bank organized under the laws of the State of New York, with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc., with its principal offices located at One Wall Street, New York, New York 10286. The Bank of New York Company, Inc. is a global leader in providing a comprehensive array of financial services, including securities servicing, treasury management, asset management and private banking, to individuals and institutions in more than 100 markets worldwide.

On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

Pursuant to the investment advisory agreement between the Fund and The Bank of New York (the "Advisory Agreement"), the investment advisory services The Bank of New York provides to the Fund are not exclusive. The Bank of New York is free to, and does, render similar investment advisory services to others. The Bank of New York serves as investment advisor to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Fund. See "Portfolio Transactions and Brokerage Commissions".

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by The Bank of New York, under the Advisory Agreement, the Fund has agreed to pay The Bank of New York a fee, which is computed daily and paid monthly, equal to the annual rate of the Fund's average daily net assets as described in the Fund's Prospectuses. The Fund commenced operations as of the date of this Statement of Additional Information, and therefore did not pay any advisory fees to The Bank of New York during the last three fiscal years.

The Bank of New York has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the total operating expenses of the Institutional Shares and Class A Shares to 1.25% and 1.50%, respectively, of the Fund's average daily net assets attributable to the applicable class of Shares of the Fund. The limitation will be accomplished by waiving all or a portion of its advisory, administrative, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. The Bank of New York may cease these voluntary waivers and/or expense reimbursements at any time. See "Administrators" and "Fund and Other Services" for a discussion of The Bank of New York's administrative, accounting, custodial and certain other services provided by it to the Fund.

After the expiration of the initial term of the Advisory Agreement, which term shall end on the earlier of June 30, 2008 or the date of the first annual or special meeting of the shareholders of the Fund, the Advisory Agreement for the Fund must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and
(ii) by a vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Advisor (as defined by the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers". The Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of the Fund's outstanding shares on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

The sub-advisor to the Fund is Urdang Securities Management, Inc., a wholly-owned subsidiary of The Bank of New York, a corporation organized under the laws of Pennsylvania with its principal office at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462.

Under the terms of the sub-advisory agreement between The Bank of New York and Urdang (the "Sub-Advisory Agreement"), The Bank of New York has employed Urdang to manage the investment and reinvestment of the assets of the Fund, to supervise and administer the investment program of the Fund, to determine the securities to be purchased or sold and the portion of the Fund's assets to be held uninvested, to provide the Advisor and BNY Hamilton with records concerning its activities, and to render regular reports to the Advisor, the Fund and the Board of Directors concerning the discharge of its responsibilities under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, the investment advisory services that Urdang provides to the Fund are not exclusive. Urdang is free to, and does, render similar investment advisory services to others. As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Urdang under the Sub-Advisory Agreement, the Advisor has agreed to pay Urdang a fee, equal to an annual percentage rate of 0.85% of the Fund's average daily net assets, which fee is computed daily and paid monthly. The Fund will not pay Urdang a fee for its sub-advisory services.

After the expiration of the initial term of the Sub-Advisory Agreement, which term shall end on June 30, 2008, the Sub-Advisory Agreement for the Fund must be specifically approved at least annually by the Advisor, by the majority of those members of the Board of Directors of the Fund who are not "interested persons" of the Advisor or the Sub-Advisor (as defined by the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and by the Board of Directors of the Fund or by vote of a majority of the holders of the Fund's shares. See "Directors and Officers". The Sub-Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of the Fund's outstanding shares on 60 days' written notice to the Advisor and the Sub-Advisor and by the Advisor or Sub-Advisor on 60 days' written notice to the Fund.

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking laws and regulations. The Bank of New York believes that it may perform the services for the Fund contemplated by the Advisory Agreement without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Fund.

If The Bank of New York were prohibited from acting as investment advisor to the Fund, it is expected that the Directors would recommend to the Fund's shareholders that they approve the Fund's entering into a new investment advisory agreement with another qualified advisor selected by the Directors.

                              PORTFOLIO MANAGERS

Other Accounts Manages and Ownership of Fund Securities

Todd Briddell, Peter Zabierek and Dean Frankel are the portfolio managers of the Fund. Messrs. Briddell, Zabierek and Frankel jointly manage the Fund's portfolio, and no one person is primarily responsible for day-to-day management of the Fund. As of October 31, 2006, Messrs. Briddell, Zabierek and Frankel collectively managed two (2) other registered investment companies, with total assets of $197,228,445, seven (7) pooled investment vehicles, with total assets of $262,952,556, and fifty (50) other accounts, with total assets of $2,228,906,145. Messrs. Briddell, Zabierek and Frankel do not individually manage any registered investment companies, pooled investment vehicles or other accounts. None of the accounts managed by Messrs. Briddell, Zabierek and Frankel has performance-based advisory fees. Because the Fund commenced operations as of the date of this Statement of Additional Information, as of the date of this Statement of Additional Information, none of Messrs. Briddell, Zabierek and Frankel beneficially owned shares of the Fund.

Description of Material Conflicts of Interest

Because Messrs. Briddell, Zabierek and Frankel manage multiple portfolios for multiple clients, including the Fund, other pooled investment vehicles and certain other accounts, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolio or Fund but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers (see "Compensation") generally does not provide any incentive to favor one account over another because that part of a manager's bonus based on performance is not based on the performance of one account to the exclusion of others.

Compensation

As of October 31, 2006, a Bank of New York or Urdang portfolio manager's compensation generally consisted of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers were eligible for the standard retirement benefits and health and welfare benefits available to all Bank and Urdang employees. In the case of portfolio managers responsible for managing BNY Hamilton Funds and managed accounts, the method used to determine their compensation is the same for all Funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Bank's Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs. A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the Fund relative to expectations for how the Fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the Fund's portfolio.

For each Fund, the performance factor depends on how the portfolio manager performs relative to the Fund's benchmark and the Fund's peer group over one-year and three-year time periods. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

                                ADMINISTRATORS

The Bank of New York also serves as the Fund's administrator (the "Administrator"), pursuant to an administration agreement between BNY Hamilton, with regard to certain of its series including the Fund, and The Bank of New York (the "Administration Agreement"), and assists generally in supervising the operations of the Fund. The Administrator's offices are located at 101 Barclay Street, New York, NY 10286. The Administrator has agreed to provide administrative services, including but not limited to the following: prepare minutes of Board meetings and assist the Secretary in preparation for Board meetings; perform for the Fund compliance tests and issue compliance summary reports; participate in the periodic updating of the Fund's registration statement and Prospectuses; coordinate the preparation, filing, printing and dissemination of periodic reports and other information to the Securities and Exchange Commission ("SEC") and the Fund's shareholders, including proxy statements, annual and semi-annual reports to shareholders, Form N-SAR, Form N-CSR, Form N-Q and notices pursuant to Rule 24f-2 under the 1940 Act; prepare work-papers supporting the preparation of federal, state and local income tax returns for the Fund for review and approval by the Fund's independent auditors; perform ongoing wash sales review; prepare and file Forms 1099 with respect to the Fund's Directors, upon the approval of the Treasurer of BNY Hamilton; prepare and, subject to approval of the Treasurer, disseminate to the Board quarterly unaudited financial statements and schedules of the Fund's investments and make presentations to the Board, as appropriate; subject to approval of the Board, assist the Fund in obtaining fidelity bond and E&O/D&O insurance coverage; prepare statistical reports for outside information services (e.g., IBC/Donoghue, ICI, Lipper Analytical and Morningstar); attend shareholder and Board meetings as requested; subject to review and approval by the Treasurer, establish appropriate expense accruals, maintain expense files and coordinate the payment of invoices for the Fund; and provide an employee of the Administrator designated by the Board to serve as Chief Compliance Officer, together with all necessary support staff, expenses and facilities.

For the services provided under the Administration Agreement, the Fund pays to the Administrator compensation at the fixed rate of 0.10% of the Fund's average daily net assets, plus out-of-pocket expenses incurred by the Administrator in performing its duties under the Administration Agreement. Such compensation is accrued daily and paid monthly. In addition, each series of BNY Hamilton that is a party to the Administration Agreement, including the Fund, pays on a quarterly basis to the Administrator a prorated portion of the annual fee of $150,000 charged to BNY Hamilton as compensation for the provision of the Chief Compliance Officer and related staff, facilities and expenses to BNY Hamilton. Because the Fund commenced operations as of the date of this Statement of Additional Information, it did not pay the Administrator any amounts under the Administration Agreement during the last three fiscal years.

The Administration Agreement may be amended by the Directors without a shareholder vote.

The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, the Administrator entered a sub-administration agreement with BISYS (the "Sub-Administration Agreement") appointing BISYS as sub-administrator (the "Sub-Administrator"). BISYS is a wholly-owned subsidiary of The BISYS Group, Inc. and is located at 3435 Stelzer Road, Columbus, Ohio 43219. The Sub-Administration Agreement provides that BISYS performs the following administrative functions in its role as Sub-Administrator: provide compliance support and oversight, including compliance testing, reporting to the Chief Compliance Officer on compliance testing, joint regulatory oversight, Board support as requested, oversight of BNY Hamilton's transfer agent and Distributor, oversight of annual anti-money laundering review, and support legal administration services as requested; review daily and monthly Compliance Management Reports; test conformity of compliance restrictions and limitations within the then-current registration statement, and annually conduct an independent review of the Compliance Matrix against the investment policies and other stated policies in the Fund's registration statement; review at least annually the Pre-Trade System and Procedures for Manual Tests of the Investment Advisor; conduct semi-annual compliance training for Fund portfolio managers; provide ongoing consulting to assist the Administrator with any compliance questions or issues; support the Administrator's preparation of (i) the annual update to the Fund's registration statement, (ii) other amendments to the Fund's registration statement and supplements to Prospectuses and the Statement of Additional Information and (iii) the holding of Annual or Special Meetings of shareholders and preparation of proxy materials relating thereto, and file any of the foregoing with the SEC upon the request of BNY Hamilton; prepare such reports, applications and documents as may be necessary or desirable to register the shares with state securities authorities, monitor the sale of shares for compliance with state securities laws, and file with the appropriate state securities authorities the registration statements and reports and all amendments thereto, as may be necessary or convenient to register and keep effective the registration of the Fund and its shares with state securities authorities; coordinate the distribution of prospectuses, supplements, proxy materials and reports to shareholders; coordinate the solicitation and tabulation of proxies (including any annual meeting of shareholders); assist with the design, development, and operation of the Fund, including new classes, investment objectives, policies and structure, and provide consultation related to legal and regulatory aspects of the establishment, maintenance, and liquidation or dissolution of the Fund; obtain and maintain fidelity bonds and directors and officers/errors and omissions insurance policies for BNY Hamilton and file fidelity bonds and any notices with the SEC as required under the 1940 Act, to the extent such bonds and policies are approved by the Board; maintain corporate records on behalf of BNY Hamilton; manage the preparation process for Board meetings by (i) coordinating Board book preparation, production and distribution, (ii) preparing Board agendas, resolutions and minutes,
(iii) preparing the relevant sections of the Board materials required to be prepared by BISYS, (iv) assisting to gather and coordinate special materials related to annual contract renewals and approval of Rule 12b-1 plans and related matters, (v) attending Board meetings and recording the minutes, and
(vi) performing such other Board meeting functions as agreed in writing; prepare and distribute Director/Officer Questionnaires, review completed Questionnaires and resolve any open issues with BNY Hamilton and counsel; review proxy statements prepared by counsel; provide officers of BNY Hamilton, other than officers required to certify certain SEC filings under the Sarbanes-Oxley Act of 2002; prepare and file amendments to the Certificate of Incorporation as necessary; and prepare amendments to the By-Laws.

For services provided under the Sub-Administration Agreement, the Administrator has agreed to pay BISYS compensation equal to: (A) an accounting fee of $60,000 per BNY Hamilton series for which it is providing sub-administrative services, including the Fund, plus (B) 25% of the difference between (i) the aggregate administration fee payable to the Administrator under the Administration Agreement and (ii) the amount set forth in clause (A). Because the Fund commenced operations as of the date of this Statement of Additional Information, the Administrator did not pay the Sub-Administrator any amounts under the Sub-Administration Agreement with respect to the Fund for the last three fiscal years.

The Sub-Administrator is not an affiliated person of the Administrator (as defined in the 1940 Act). As described below, the Sub-Administrator also serves as the transfer agent to the Fund. In addition, the Sub-Administrator and the Distributor are both indirect, wholly-owned subsidiaries of The BISYS Group, Inc.

                                  DISTRIBUTOR

BNY Hamilton Distributors, Inc., 100 Summer Street, Boston, Massachusetts 02110, an indirect wholly-owned subsidiary of the BISYS Group, Inc. acts as the Fund's exclusive distributor (the "Distributor") and will hold itself available to receive purchase orders for Fund shares pursuant to a distribution agreement between BNY Hamilton and the Distributor (the "Distribution Agreement"). The Distribution Agreement for the Fund must be approved in the same manner as the Advisory Agreement described above under "Investment Advisors". The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of the Fund's outstanding shares.

Pursuant to the Distribution Agreement, the Distributor receives payments from the BNY Hamilton Funds for distribution activities permitted and authorized under the 12b-1 Plan (defined below), which has been adopted with respect to the Class A Shares of the Fund. The payments made to the Distributor under the 12b-1 Plan are described below. The Distributor also has entered into an agreement with the Advisor pursuant to which the Advisor pays certain amounts to the Distributor in consideration of the services performed by Distributor under the Distribution Agreement and/or under such agreement with the Advisor. This includes payments made in consideration of services performed under the Distribution Agreement relating to the share classes of the Fund that have not adopted a 12b-1 Plan (i.e., the Institutional Shares of the Fund).

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. At the date hereof, the Advisor has in place arrangements to make such additional payments to Brown Brothers Harriman, Charles Schwab, Chicago Mercantile Exchange, J.P. Morgan Chase, Putnam Investments, Vanguard and Wachovia. The amount paid will be a percentage of an applicable Fund's average net assets attributable to customers of those shareholder servicing agents. The percentage generally will not exceed 0.15%; however, with respect to Wachovia serving in its capacity as record keeper to the Advisor's retirement plans, such percentage will not exceed 0.55%.

The Directors have adopted a distribution plan ("12b-1 Plan") with respect to the Class A Shares of the Fund. Such 12b-1 Plan permits the Class A Shares of the Fund to reimburse the Distributor for distribution expenses incurred by the Distributor in an amount up to 0.25% per annum of average daily net assets of Class A Shares.

Distribution expenses include, but are not limited to, fees paid to broker-dealers, telemarketing expenses, advertising costs, printing costs, and the cost of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Class A Shares. The Class A Shares of the Fund also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Class A Shares of the Fund as the SEC construes such term under Rule 12b-1 under the 1940 Act (the "Rule"). If expenses reimbursable under the 12b-1 Plan in any given month exceed 0.25% per annum of average daily net assets of Class A Shares, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Class A Shares of the Fund will not be charged for interest, carrying or other finance charges on any reimbursed distribution or other expense incurred and not paid, nor will any expense be carried forward past the fiscal year in which it is incurred.

Payments for distribution expenses under the 12b-1 Plan are subject to the conditions imposed by the Rule. Payments under the 12b-1 Plan are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan, which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares".

The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and the 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, as long as the 12b-1 Plan is in effect, the nomination of the Directors who are not interested persons of BNY Hamilton (as defined in the 1940 Act) must be selected and nominated by the non-interested Directors.

Because Class A Shares of the Fund did not commence operations until the date of this Statement of Additional Information, the Class A Shares of the Fund did not pay any amounts to the Distributor under the 12b-1 Plan during the last fiscal year.

                            FUND AND OTHER SERVICES

BISYS, P.O. Box 182785, Columbus, Ohio, 43218-2785, serves as the transfer agent for the Fund. As transfer agent, BISYS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. BISYS is also the dividend disbursing agent for the Fund.

The Directors, in addition to reviewing actions of the Fund's Advisor, Administrator, and Distributor, as set forth above, decide upon matters of general policy.

The Bank of New York, One Wall Street, New York, New York 10286, serves as the custodian (the "Custodian") and fund accounting agent for the Fund.

Tait, Weller & Baker, LLP 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 is the registered independent public accounting firm of the Fund for its initial fiscal year. The independent auditors of the Fund must be approved annually by the Audit Committee and the Board to continue in such capacity. They will perform audit services for the Fund including the examination of financial statements included in the annual report to shareholders.

                                CODE OF ETHICS

Each of BNY Hamilton, the Advisor, the Sub-Advisor, and the Distributor has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of BNY Hamilton, the Advisor, the Sub-Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to pre-clear certain transactions and to report certain transactions on a regular basis.

                             PROXY VOTING POLICIES

The Advisor has been delegated the authority and responsibility to vote the proxies of certain of its trust and investment advisory clients, including the Fund. The Advisor understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

The Advisor has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process and procedures. The Advisor has elected to retain Institutional Shareholder Services, Inc. ("ISS") as a proxy consultant. ISS is currently performing certain proxy-related services pursuant to these procedures, including providing research and making voting determinations in accordance with the proxy voting guidelines, voting and submitting proxies and related administrative and recordkeeping functions. In addition, the Advisor has determined that, except as set forth in the proxy policy and noted below, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines, which have been prepared by the Advisor and ISS. If the guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. As ISS will vote proxies in accordance with the proxy voting guidelines, the Advisor believes that this process is reasonably designed to address material conflicts of interest that may arise between the Advisor and the Fund as to how proxies are voted. If an investment professional (a portfolio manager, the Advisor's Chief Investment Officer or other investment professional) believes that it may be in the best interest of the Fund to vote in a manner inconsistent with ISS's recommendations, such investment professional must contact the Proxy Committee and complete a questionnaire to allow the Proxy Committee to review the recommendation and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner. If the proxy guidelines do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After making such a determination, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner.

Although the proxy guidelines detail numerous specific instances and possible proposals, the guidelines provide that ISS will generally vote "for" management proposals on routine business; case by case on management proposals related to directors (though "for" routine matters and "against" classification of the Board); case by case on management proposals related to a company's capitalization, reorganizations or merger proposals, and non-salary compensation issues; "against" management proposals on anti-takeover related proposals; and "against" or case by case on most shareholder proposals, including social issues.

A complete copy of the Proxy Policy may be obtained by writing to: Charles Goodfellow, The Bank of New York, 1290 Avenue of the Americas, New York, New York 10104.

Information on how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-426-9363 and (2) on the SEC's website at http://www.sec.gov.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund views information about portfolio holdings as sensitive and limits the dissemination of material, non-public holdings information to circumstances in accordance with the guidelines outlined below.

1. The Fund will provide a full list of its holdings as of the end of the Fund's fiscal quarter on www.bnyhamilton.com 60 days after its fiscal quarter-end;

2. The Fund will provide its top ten holdings as of the end of the calendar quarter on BNY Hamilton's website 15 days or more after the calendar quarter-end;

3. The Fund will provide summary composition data derived from Fund holdings information as of the end of the calendar quarter on BNY Hamilton's website 15 days or more after the calendar quarter-end;

4. The Fund will provide material non-public holdings information to third parties that, (i) calculate information derived from holdings either for use by the Advisor, the Sub-Advisor or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and (ii) enter into agreements that specify that (a) holdings information will be kept confidential, (b) no employee shall use the information for their personal benefit (including trading), (c) the firms certify their information security policies and procedures, and (d) the nature and type of information that may be disclosed to third parties shall be limited;

5. Except as discussed below, the Fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on BNY Hamilton's website (as described in the Fund's Prospectuses); and

6. 30 days after the end of each month, the Fund will make publicly available upon request an uncertified, complete schedule of its portfolio. The notice of availability of the Fund's schedule shall be made in the Fund's Prospectuses or Statement of Additional Information and on BNY Hamilton's website. In order to receive the Fund's schedule, any requesting party shall be required to make such request each time that the requester would like to receive a schedule (i.e., there can be no standing arrangement under which a recipient receives the Fund's schedule whether or not a formal request was made).

The information referenced in (1), (2) and (3) above, will be available on the website until disclosed in the Fund's Form N-CSR or Form N-Q that is filed with the SEC for the relevant period.

The entities that may receive the information described in (4) above are:
(i) Morningstar, Inc. (full holdings quarterly, 25 days after quarter-end);
(ii) Lipper (full holdings quarterly, 25 days after quarter-end; and (iii) Thomson Financial (full holdings quarterly, 25 days after quarter-end). In addition, Morningstar, Lipper, Thomson Financial, S&P, the Investment Company Institute and Value Line each receive the Fund's top ten holdings and industry breakdowns on a quarterly basis, one month after quarter end.

Employees of The Bank of New York (in its capacity as the Advisor), of the Sub-Advisor, and of their respective affiliates, who are access persons under the BNY Hamilton Funds' Code of Ethics, have access to Fund holdings on a regular basis (generally, daily). In addition, The Bank of New York, in its capacity as the Fund's Custodian and Administrator, BISYS, in its capacity as the Fund's Sub-Administrator, BNY Hamilton Distributors, Inc., in its capacity as the Fund's Distributor, and FT Interactive Data, in its capacity as the foreign security pricing vendor, have access to Fund portfolio holdings on a regular basis (generally daily). In providing trade execution analysis to the Fund, Abel Noser receives full portfolio holdings information on a quarterly basis one business day after each quarter end. Tait, Weller & Baker LLP ("Tait Weller"), the Fund's independent registered public accounting firm, also receives portfolio holdings information on a periodic basis throughout the Fund's fiscal year as necessary in connection with its provision of services to the Fund. Such information may be provided to Tait Weller as little as one business day after the date of the portfolio holdings information provided. ISS receives information concerning the Fund's portfolio holdings if and as necessary in connection with its provision of proxy voting services to the Fund (see "Proxy Voting Policies" above).

In addition, material non-public holdings information may be provided as part of the normal investment activities of the Fund to: broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Fund or the non-interested Directors; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation. The service providers to which the Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed.

The Fund may also disclose to an issuer the number of shares of the issuer (or the percentage of outstanding shares) held by the Fund. The Fund, The Bank of New York and the Sub-Advisor will not provide portfolio holdings information to any individual, investor or other person or entity (other than those outlined above) unless specifically authorized by the BNY Hamilton Funds' Chief Compliance Officer ("CCO"). The CCO will assess each request for access on a case-by-case basis in order to determine whether the granting of such request would (i) serve a legitimate business purpose and (ii) be in the best interests of Fund shareholders. All approvals of disclosure requests will be reported to the Board of Directors at its next meeting.

To the extent that a disclosure request is granted, the recipient of such information shall be required to enter into agreements that specify that
(i) holdings information will be kept confidential, (ii) no employee shall use the information for their personal benefit (including trading), (iii) the firms certify their information security policies and procedures, and (iv) the nature and type of information that may be disclosed to third parties shall be limited. In the event portfolio holdings disclosure made pursuant to the Fund's policies and procedures present a conflict of interest between the Fund's shareholders and The Bank of New York, the Sub-Advisor, the Fund's Distributor or any other affiliated person of the Fund, the disclosure will not be made unless a majority of the independent Directors approves such disclosure.

The Bank of New York and the Sub-Advisor will not enter into any arrangements with third parties from which they would derive any benefit, monetary or other, for the disclosure of the Fund's material non-public holdings information. If, in the future, The Bank of New York or the Sub-Advisor desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund's Statement of Additional Information.

It is understood that the portfolio composition of certain separate accounts managed by The Bank of New York or its affiliates, including the Sub-Advisor, may be similar to the portfolio held by the Fund. To the extent that such similarities do exist, the account holders and/or their representatives may obtain some knowledge as to the portfolio holdings of the Fund.

There is no assurance that the BNY Hamilton Funds' policies on Fund portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                              PURCHASE OF SHARES

Investors may open Fund accounts and purchase shares as described in each Prospectus under "Opening an Account/Purchasing Shares" (or the equivalent heading).

The Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus applicable sales charges, if any) at the discretion of the Fund, although the Fund would expect to accept securities as payment for Fund shares only infrequently. Generally, the Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or (ii) if the Advisor or Sub-Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund (see "Net Asset Value").

The Fund offers two share classes: Class A Shares and Institutional Shares. The specific sales charges applicable to Class A Shares are described below. Institutional Shares are not subject to any sales charges.

Class A Shares are offered at the public offering price, which equals net asset value plus an initial sales charge that varies depending on the size of the investor's purchase. In addition, with respect to purchases of Class A Shares in the amount of $1,000,000 or more of the Fund, you will not pay an initial sales charge, but you may pay a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase.

Global Real Estate Securities Fund

                                Class A Shares

 Sales Charge (Load)                     A front-end sales charge will be
                                         imposed on shares purchased,
                                         declining from 5.25% as indicated
                                         below.

 Distribution (12b-1)                    Subject to Annual Distribution fee of
                                         up to 0.25% of the average daily net
                                         assets of the applicable fund.

Reducing Class A's Initial Sales Charge:

                                          Sales Charge Sales Charge
                                            as % of      as % of
                                            Offering      Amount      Dealer
 Amount of Purchase                          Price*      Invested   Reallowance
 ------------------                       ------------ ------------ -----------
 Less than $25,000.......................     5.25%        5.54%       4.73%
 $25,000 but less than $50,000...........     5.00%        5.26%       4.50%
 $50,000 but less than $100,000..........     4.50%        4.71%       4.05%
 $100,000 but less than $250,000.........     3.50%        3.63%       3.15%
 $250,000 but less than $500,000.........     2.75%        2.83%       2.48%
 $500,000 but less than $1 million.......     2.00%        2.04%       1.80%
 $1 million or more......................     None**       None**      None**

* The offering price is the amount you actually pay for Class A Shares; it includes the initial sales charge.

** You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC (as a percentage of the lower of the initial purchase price or current market value of your shares) if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

Waiving Class A Sales Charge

Shareholders who held, as of January 26, 2004, Investor Shares of any BNY Hamilton Fund whose Investor Shares have been re-designated as Class A Shares were grandfathered and, thus, exempt from paying sales charges on future purchases of Class A Shares of all BNY Hamilton Funds, so long as such shareholders own Class A Shares of at least one BNY Hamilton Fund. In addition, sales charges may also be waived with respect to Class A Shares for:

   (1) investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor;

   (2) employees of the Advisor or its affiliates and any organization that provides investment advisory services to a Fund;

   (3) each Director of BNY Hamilton;

   (4) employees of the Distributor and its affiliates;

   (5) employees of legal counsel to BNY Hamilton or legal counsel to the Independent Directors;

   (6) existing shareholders who own shares in any of the BNY Hamilton Funds within their trust accounts and purchase additional shares outside of these trust relationships;

   (7) investors within wrap accounts;

   (8) investors who purchase in connection with 401(k) plans, 403(b) plans, and other employer-sponsored qualified retirement plans, or Investment Retirement Accounts; and

   (9) investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions.

Each investor described in paragraphs (2), (3), (4), (5) (6), (8) and (9) above must identify himself or herself at the time of purchase. The Fund reserves the right to alter the terms of its sales charge waiver practices upon sixty days' notice to shareholders. The Fund waives Class A charges with respect to sales of Class A shares to the types of investors described above because the sales effort involved, if any, in making such sales is negligible and/or in order to promote goodwill with employees and others with whom the Fund, or the Advisor, the Distributor, or any of their affiliates have a business relationship.

In addition, other Investors may be eligible to buy Class A Shares at reduced sales charges. The table above and in the Fund's Prospectuses describes how the sales charge decreases as the amount of your investment increases. Interested parties should consult their investment representatives or call 800-426-9363 for details about such reductions. In addition, information about the availability of reduced sales charges can be found at the Fund's website. This information is free of charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information.

Letter of Intent. Investors may also qualify for reduced initial sales charges on purchases of Class A Shares made within a 13-month period pursuant to a Letter of Intent (the "Letter"). This enables an investor to aggregate purchases of Class A Shares in the Fund with purchases of Class A Shares of any other BNY Hamilton Fund, during the 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of the BNY Hamilton Funds currently owned by the investor and purchased within the 90-day period prior to the date the Letter is signed will be credited as purchases (at their current offering prices on the date the Letter is signed) toward completion of the commitment stated in the Letter. If such shares are included, the 13-month period would then begin on the date of the first purchase during the 90-day period.

No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. An investor must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Letter.

The Letter is not a binding obligation on the investor to purchase the full amount indicated; however, investors must include a minimum of 5% of the total amount they intend to purchase with their Letter. Such amount will be held in escrow by the Transfer Agent in Class A Shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Letter (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable that should have been paid. If not remitted within twenty days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Letter.

Right of Accumulation. Reduced sales charges on Class A Shares can be effected by combining a current purchase of Class A Shares of the Fund with prior purchases of Class A Shares of any BNY Hamilton Fund. The applicable sales charge is based on the combined total of (1) the current purchase; and (2) the value at the public offering price at the close of business on the previous day of all BNY Hamilton Fund Class A Shares held by the shareholder. The shareholder must notify the Transfer Agent or Distributor of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by the Distributor. The Fund may terminate or amend this Right of Accumulation at any time.

Combination Privilege. An investor may qualify for reduced sales charges on Class A Shares by combining accounts of BNY Hamilton Funds (excluding the BNY Hamilton Money Market Funds) or accounts of immediate family household members (spouse and children under 21) and businesses owned by the investor as sole proprietorship.

The applicable sales charge is based on the combined total of the value of the shares in each of those accounts at the public offering price at the close of business on the day preceding the purchase qualifying the investor to a reduced sales charge. The shareholder must notify the Transfer Agent or Distributor of all pertinent information regarding the accounts to be combined as well as each purchase entitling the shareholder to a reduced sales charge. This combination privilege is subject to modification or discontinuance at any time.

Concurrent Purchases. In addition, investors may qualify for a reduced sales charge on Class A Shares by (a) combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the Funds, sold with a sales charge ("Eligible Shares"); or
(b) combining concurrent purchases of shares of any funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares. Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined existing holdings of Eligible Shares. Investors must notify the Transfer Agent or Distributor of any such purchases and holdings. This privilege is subject to modification or discontinuance at any time.

Reinstatement Privilege. Investors may qualify for a reduced sales charge on Class A Shares if they have sold shares, but then decide to reinvest in the Fund within a 90 day period of that sale. The applicable sales load is based on amounts in excess of the value of the shares the investor sold. The shareholder must notify the Transfer Agent or Distributor, in writing, of his or her reinstatement request and provide payment within 90 days of the date the shareholder's instructions were processed. A shareholder may exercise this privilege one time during any 12-month period. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

                             REDEMPTION OF SHARES

Investors may redeem shares as described in each Prospectus under "Making Exchanges/Redeeming Shares" (or the equivalent heading). The net asset value fluctuates so that the proceeds of an investor's shares when redeemed may be more or less than their original cost.

Shareholders redeeming their shares by telephone should be aware that neither the Fund nor any of its service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address and/or bank). To the extent the Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities from the portfolio of the Fund in conformity with the applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder may incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value", and such valuation will be made as of the same time the redemption price is determined.

Further Redemption Information. The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.

                              EXCHANGE OF SHARES

Shareholders purchasing shares from the Fund may exchange those shares at the current net asset value per share for other BNY Hamilton Funds that have a similar class of shares or between Investor Shares of a BNY Hamilton Index Fund and Class A Shares of other BNY Hamilton Funds, including the Fund, in accordance with the terms of the current Prospectuses of the Fund being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Making Exchanges/Redeeming Shares" (or the equivalent heading) in the Fund's Prospectuses. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available.

In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. When exchanging from Class A Shares or Investor Shares of a BNY Hamilton Fund that has no sales charge or a lower sales charge to Class A Shares of a BNY Hamilton Fund with a higher sales charge, you will pay the difference. If you exchange shares of the same class between BNY Hamilton Funds, the exchange will not be subject to any applicable CDSC. Exchanges between Class A Shares of a BNY Hamilton Fund and Investor Shares of a BNY Hamilton Index Fund will require you to pay any applicable CDSC upon exchange. If you exchange from a class of shares of a BNY Hamilton Fund with a CDSC into a class of shares of another Fund with a CDSC, the start of the holding period, for purposes of calculating the CDSC, is the first day after your first purchase was made. The start of the holding period does not restart from the time you make your exchange.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions as described under "Distributions and Tax Considerations" (or the equivalent heading) in the Fund's Prospectuses.

                                NET ASSET VALUE

The Fund will compute its net asset value per share for each of its classes as described under "Daily NAV Calculation" (or the equivalent heading) in the relevant Prospectus, except that net asset value of any class may not be computed on a day in which no orders to purchase or redeem shares of such class have been received by the Fund.

The value of investments listed on a domestic securities exchange, other than options on stock indexes, is based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued except as described below with respect to the occurrence of certain significant events, including significant market fluctuations. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. Securities for which market quotations are not readily available are valued at fair value as determined by the Advisor's Pricing Committee subject to the Fund's pricing procedures approved by the Directors. In determining fair value, consideration is given to cost, operating and other financial data. As described in the Fund's Prospectuses, if a significant event has occurred which will, with a reasonably high probability, materially affect the value of a security since the closing price was established but before the determination of the Fund's net asset value, the security may be fair valued by the Advisor's Pricing Committee subject to procedures approved by the Board of Directors. In particular, trading in equity securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign equity securities occur between the time when the exchange or market on which they are traded closes and the time when the Fund's net asset value is calculated, such as a fluctuation in the U.S. markets in excess of a specified threshold, such securities may be valued at fair value in accordance with the Fund's fair valuation procedures. See "Daily NAV Calculation" (or the equivalent heading) in each Prospectus for more information regarding significant events and fair valuation of foreign equity securities.

For purposes of calculating net asset value per share for each class of shares in the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the prevailing market rates available at the time of valuation.

Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges, which is currently 4:10 P.M., New York City time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 P.M., New York City time. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Directors. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, which mature in 60 days or less, are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

                               PERFORMANCE DATA

From time to time, the Fund may quote performance in terms of yield, actual distributions, total return (before and after taxes), or capital appreciation in reports, sales literature, and advertisements published by the Fund. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

Total Return Quotations. As required by regulations of the SEC, the annualized total return (before and after taxes) of each of the Equity Funds for a period will be computed by assuming a hypothetical initial payment of $10,000. It will then be assumed that all of the dividends and distributions over the period are reinvested and that the entire amount will be redeemed at the end of the period. The annualized total return will then be calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated. The returns reflect the effect of expense subsidies and the return numbers would be lower if there were no subsidies. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.

The calculations do not consider any potential tax liabilities other than federal tax liabilities.

General. The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time. From time to time, the yields and the total returns (including total returns after taxes on distributions and redemption) of each class of shares of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements.

"Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as, the views of the investment advisor as to current market, economic trade and interest rate trends, legislative, regulatory and monetary developments, investments strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-426-9363.

Comparative performance information may be used from time to time in advertising the Fund's shares, including, but not limited to, data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers indexes, the Frank Russell Indexes and other industry publications.

From time to time, the Fund may include in advertisements, sales literature and reports to shareholders general comparative information such as statistical data regarding inflation, securities indices or the features of performance of alternative investments. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, in such communications, the Advisor and Sub-Advisor may offer opinions on current economic conditions.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Securities of the Fund typically are purchased via a domestic or foreign securities exchange, in the over-the-counter market or pursuant to an underwritten offering. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Portfolio Turnover. The Fund's investment policies may lead to frequent changes in investments. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation.

Because the Fund commenced operations as of the date of this Statement of Additional Information, it does not have historical statistics with respect to portfolio turnover. It is anticipated that the Fund will have a portfolio turnover rate of less than 100%.

In connection with portfolio transactions for the Fund, the overriding objective is to obtain the best possible execution of purchase and sale orders. In selecting a broker, the Advisor and the Sub-Advisor consider a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor or the Sub-Advisor decides that the broker chosen will provide the best possible execution. The Advisor or the Sub-Advisor will monitor the reasonableness of the brokerage commissions paid in light of the execution received. The Directors will review regularly the reasonableness of commissions and other transaction costs incurred by the Fund in light of facts and circumstances deemed relevant from time to time, and, in that connection, receive reports from the Advisor or the Sub-Advisor and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor or the Sub-Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Advisor's or the Sub-Advisor's clients and not solely or necessarily for the benefit of an individual Fund. The Advisor and the Sub-Advisor believe that the value of research services received is not determinable and does not significantly reduce their respective expenses. The Fund will not reduce its respective fees paid to the Advisor or the Sub-Advisor by any amount that might be attributable to the value of such services.

Because the Fund commenced operations as of the date of this Statement of Additional Information, the Fund did not pay brokerage commissions during the prior three fiscal years.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor or the Sub-Advisor may allocate a portion of any or all of the Fund's portfolio brokerage transactions to affiliates of the Advisor or the Sub-Advisor. In order for affiliates of the Advisor or the Sub-Advisor to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Directors, including a majority of the Directors who are not "interested persons", have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard. Portfolio securities will not be purchased from or through or sold to or through the Fund's Administrator, Distributor, Advisor or Sub-Advisor or any "affiliated person", as defined in the 1940 Act, of the Administrator, Distributor or Advisor or Sub-Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Fund will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor, the Sub-Advisor or any of their respective affiliates is a member, except to the extent permitted by law.

On those occasions when the Advisor or the Sub-Advisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, including the other BNY Hamilton Funds, to the extent permitted by applicable laws and regulations, the Advisor or the Sub-Advisor may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor or the Sub-Advisor, in the manner it considers to be most equitable and consistent with the Advisor's and the Sub-Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Advisor or the Sub-Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

As of December 31, 2005, BNY Hamilton held equity securities and debt obligations of its regular broker-dealers, in the amounts indicated below:

                                                                 Total Security
                                                                 Value (000's)
                                                                 --------------
ABN AMRO Bank...................................................    $150,000
ABN AMRO Holding NV.............................................       1,388
Alpha Bank......................................................       1,293
American Express................................................     200,786
AXA.............................................................       1,642
Bank of America Corp............................................      27,676
BB & T Corp.....................................................         381
Bear Stearns & Cos., Inc........................................      27,073
BNP Paribas SA..................................................       2,467
CIGNA Corp......................................................         162
Cincinnati Financial Corp.......................................          89
Citigroup, Inc..................................................     114,990
Comerica, Inc...................................................         105
Credit Suisse Group.............................................       2,678
Deutsche Bank AG................................................     202,427

 E*Trade Financial Corp................................................      96
 Federated Investors, Inc..............................................      35
 Franklin Resources, Inc...............................................     260
 Goldman Sachs Group, Inc.............................................. 640,939
 ING Group NV..........................................................   1,915
 Janus Capital Group, Inc..............................................      45
 JP Morgan Chase & Co..................................................  13,809
 KeyCorp...............................................................     153
 Lehman Brothers Holdings, Inc.........................................   7,647
 Lincoln National Corp.................................................     103
 Marsh & McClennan Cos., Inc...........................................     266
 MBIA, Inc.............................................................      95
 Mellon Financial Corp.................................................     163
 Merrill Lynch & Co., Inc..............................................  10,691
 Metlife, Inc..........................................................   1,772
 Morgan Stanley........................................................ 727,328
 National Australia Bank Ltd...........................................   1,601
 Nomura Holdings, Inc..................................................   1,633
 Northern Trust Corp...................................................     111
 Piper Jaffray Cos., Inc...............................................   1,344
 PNC Financial Services Group, Inc.....................................     207
 Prudential Corp. plc..................................................   1,255
 Prudential Financial, Inc.............................................   3,598
 Regions Financial Corp................................................     179
 Sanpaolo IMI spa......................................................   2,138
 Societe Generale......................................................   1,808
 State Street Corp.....................................................     208
 T. Rowe Price Group, Inc..............................................   1,859
 The Bank of New York Co., Inc.........................................     279
 The Charles Schwab Corp...............................................     172
 UBS AG................................................................  53,089
 Wachovia Corp.........................................................  10,562
 Zions Bancorp.........................................................      91
 Zurich Financial Services AG..........................................   1,075

                             DESCRIPTION OF SHARES

BNY Hamilton is a registered, open-end investment company organized under the laws of the State of Maryland on May 1, 1992. The fiscal year end of the Fund is December 31. The Articles of Incorporation currently permit BNY Hamilton to issue 92,800,000,000 shares of common stock, par value $0.001 per share, of which shares of this Fund have been classified as follows:

                                                                     Number of
                                                                     Shares of
                                                                      Common
 Name of Series and Classes Thereof                                  Allocated
 ----------------------------------                                 -----------
 BNY Hamilton Global Real Estate Securities Fund
    Institutional Shares........................................... 200,000,000
    Class A Shares................................................. 200,000,000

Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and non-assessable by BNY Hamilton. The rights of redemption and exchange are described in the appropriate Prospectus and elsewhere in this Statement of Additional Information.

The shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act and Maryland law, the Directors themselves have the power to alter the number and the terms of office of the Directors, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successor; provided, however, that immediately after such appointment the requisite majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

BNY Hamilton, if requested to do so by the holders of at least 10% of all series aggregated as a class, will call a meeting of shareholders for the purpose of voting upon the question of the removal of a Director or Directors and will assist in communications with other shareholders as required by
Section 16(c) of the 1940 Act.

The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that under certain circumstances eliminates the personal liability of the Directors to BNY Hamilton or its shareholders. The Articles of Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the Fund to the full extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

For information relating to mandatory redemption of Fund shares or, under certain circumstances, their redemption at the option of the Funds, see "Making Exchanges/Redeeming Shares" (or the equivalent heading) in the Fund's Prospectuses.

   As of December 8, 2006, no single person beneficially owned 25% or more of BNY Hamilton's outstanding voting securities.

                                     TAXES

The Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to the Fund separately, rather than to BNY Hamilton as a whole. Net long-term and short-term capital gains, net income, and operating expenses therefore will be determined separately for the Fund.

The Fund intends to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income from
(i) dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below); (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, United States Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the Fund's assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or
(y) in the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its net investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, "net capital gain").

In general, for purposes of the 90% gross income requirement described in
(a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) above, (i) in the case of the Fund's investments in loan participations the issuer may be the financial intermediary or the borrower and (ii) the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If for any year the Fund does not qualify as a regulated investment company, all of its taxable income, including its net capital gain, will be subject to tax at the regular corporate rate, with no deduction for distributions to shareholders. Such distributions generally will be taxable to shareholders as qualified dividend income (as discussed below), and generally will result in a dividends received deduction for a corporate shareholder.

Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax. For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income regardless of whether such distributions are taken in cash or reinvested in additional shares. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Not all taxable dividends from all Funds are expected to be qualified dividend income.

The Fund expects that a portion of the distributions from the Fund eligible corporate shareholders will be eligible for the 70% dividends-received deduction. Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend
(1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

Prospective investors in the Fund should be aware that distributions of net investment income or net capital gains from the Fund will have the effect of reducing the net asset value of each class of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution represents a return of invested capital. Investors should consider the tax implications of buying shares in the Fund just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

A gain or loss realized by a shareholder on the redemption, sale or exchange of shares held as a capital asset will be capital gain or loss and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Individual shareholders will be subject to federal income tax on long-term capital gain recognized before January 1, 2011 at a maximum rate of 15%. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Any loss realized by a shareholder on the disposition of shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where, if applicable, the Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale price for the securities sold.

Certain of the Fund's investments in futures, options and hedging transactions may change the character of recognized gains and losses, to accelerate the recognition of certain gains and losses, and to defer the recognition of certain losses. In particular, certain transaction may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of determining whether 90% of the Fund's gross income is Qualifying Income, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as 60% long-term capital gain or loss and 40% short-term capital gain or loss, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, futures contracts, options on futures contracts, options on securities, and options on security indices. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and to prevent disqualification of the Fund as a regulated investment company. The Fund's use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund's use of derivatives will also affect the amount, timing, and character of the Fund's distributions.

Under the Code, gains or losses attributable to dispositions of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also generally are treated as ordinary income or loss. Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on forward currency contracts, options and futures contracts or on the underlying securities. The Fund may elect to treat gains or losses from certain of such foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income.

The Fund's transactions in foreign currencies or foreign currency-denominated instruments are likely to produce a difference between the Fund's book income and the Fund's taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits,
(ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate income tax liability at the Fund level.

The Fund will invest in equity securities of foreign issuers. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

It is expected that the Fund may be subject to foreign withholding and other taxes with respect to income received from sources within foreign countries. If more than 50% of the Fund's assets are invested in foreign securities, the Fund may elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund, with the result that each shareholder will (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's foreign income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income and is subject to certain other limitations and holding-period requirements.

The Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

The federal income tax discussion set forth above is for general information only. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Prospective investors should consult their tax Advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

Special tax considerations apply if the Fund invests in entities, including investment companies, treated as partnerships for U.S. Tax purposes. In general, the Fund will not recognize income earned by such an investment company or other entity treated as a partnership until the close of the entity's taxable year. However, the Fund will recognize such income as it is earned by the entity for purposes of determining whether it is subject to the 4% excise tax. Therefore, if the Fund and such an entity have different taxable years, the Fund may be compelled to make distributions in excess of the income cash recognized from such an investment company in order to avoid the imposition of the 4% excise tax. This rule does not affect the calculation of the Fund's earnings and profits: as a result, if the Fund has a taxable year that differs from the partnership's taxable year, the Fund can be treated as recognizing income from its partnership investment for purposes of determining its required distributions and nonetheless be unable to avoid excise taxation on that amount because the income needed to generate sufficient earnings and profits to support a dividend in respect of that amount would not be treated as arising until the close of the partnership's fiscal year. The Fund's receipt of a non-liquidating cash distribution from an entity taxed as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund's adjusted basis in shares of such entity before the distribution. A fund that receives a liquidating cash distribution from an entity taxable as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the fund and the fund's adjusted tax basis in shares of such entity; however, the fund will recognize ordinary income, rather than capital gain, to the extent that the fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) exceeds the shareholder's share of the basis in those unrealized receivables.

The Fund will invest in REITs. Such investments in REIT equity securities may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Some of the REITs in which the Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions). Any investment in residual interests of a Collateralized Mortgage Obligation (a "CMO") that has elected to be treated as a REMIC likewise can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. A tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes "excess inclusion income" derived from direct or indirect investments in REMIC residual interests or taxable mortgage pools if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. Under recent IRS guidance, a charitable remainder trust will not recognize UBTI solely as a result of investing in a fund that recognizes "excess inclusion income." Rather, if at any time during any taxable year a charitable remainder trust (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then the Fund will be subject to a tax equal to that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable charitable remainder trust, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Fund has not yet determined whether such an election will be made.

Foreign Shareholders. Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, distributions properly designated as exempt-interest dividends may be subject to backup withholding, as discussed above. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or, subject to certain limitations, a lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, the Fund must now withhold tax on excess inclusion income attributable to their foreign shareholders at the full 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

Effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

Special tax rules apply to distributions that a "qualified investment entity" (a "QIE") pays to foreign shareholders that are attributable to gain from the QIE's sale or exchange of "U.S. real property interests" (a "USRPI Distribution"). The Fund will be a QIE if it is both (i) a RIC and (ii) a "U.S. real property holding corporation" (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled RICs and REITs). Under the Code, a "U.S. real property holding corporation" is any corporation that holds (or held during the previous five-year period) "U.S. real property interests" ("USRPIs") (defined as U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" with an aggregate fair market value equal to 50% or more of the fair market value of the corporation's real property assets and other trade-or-business assets. A USRPI does not include
(i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the previous five-year period and (ii) a RIC's interests in domestically controlled REITs and other RICs.

Where a foreign shareholder has owned more than 5% of a class of shares of a fund that is a QIE during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution paid to that foreign shareholder and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a fund that is a QIE, a USRPI Distributions will be treated as ordinary income (notwithstanding any designation by the fund that such distribution is a Capital Gain Dividend) and the fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If such fund makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the fund from a "lower-tier" REIT or RIC that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the fund's percentage ownership of the "lower-tier" REIT or RIC.

Whether or not the Fund is characterized as a U.S. real property holding corporation will depend upon the nature and mix of the Fund's assets. The Fund does not expect to be a U.S. real property holding corporation, as defined for this purpose, and thus does not expect to be a QIE.

Finally, foreign shareholders of a QIE are subject to certain "wash sale" rules to prevent foreign shareholders from avoiding the tax filing and payment obligations discussed in the previous paragraph. A foreign shareholder that disposes of stock of a RIC during the 30-day period preceding a distribution that would have been treated as a USRPI Distribution and that acquires a substantially identical stock interest during the following 61 days must pay tax on an amount equal to the amount of the distribution that would have been taxed as a USRPI Distribution. This rule does not apply if the foreign shareholder actually receives the distribution in question, or if the stock was regularly traded on an established securities market within the U.S., provided that the investor did not own more than 5% of such stock at any time during the one-year period ending on the date of the distribution. In addition, the Treasury Department is authorized to promulgate regulations to apply similar principles in the case of "substitute dividend payments" (for example, on stock loans) to prevent avoidance of the new rules.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or dividend and certain other conditions are met, or (iii) the shares are USRPIs or the dividend is a Capital Gain Dividend that is a USRPI Distribution.

Transfers by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to United States federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for United States federal estate tax purposes.

Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the above rules.

                                  Appendix A

Description of Securities Ratings

S&P

Corporate and Municipal Bonds

AAA Debt obligations rated AAA have the highest ratings assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Debt obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A Debt obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

BBB Debt obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than for debts in higher rated categories.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.

NR No public rating has been requested, there may be insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S

Corporate and Municipal Bonds

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be presented elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR No public rating has been requested, there may be insufficient information on which to base a rating, or that Moody's does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    .  Leading market positions in well established industries.

    .  High rates of return on funds employed.

    . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    . Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes

MIG-1 The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                           BNY HAMILTON FUNDS, INC.

                      Statement of Additional Information

                      BNY Hamilton Tax-Exempt Money Fund

                               December 29, 2006

   This Statement of Additional Information is not a prospectus, but contains additional information about the Fund listed above, which should be read in conjunction with the relevant prospectus, each dated December 29, 2006, as supplemented from time to time, and may be obtained upon request from BNY Hamilton Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219,
Attention: BNY Hamilton Funds, Inc., 1-800-426-9363.

General...............................................................    2

Investment Objectives and Policies....................................    2

Investment Restrictions...............................................   10

Directors and Officers................................................   11

Investment Advisor....................................................   17

Administrators........................................................   18

Distributor...........................................................   19

Fund, Shareholder and Other Services..................................   20

Code of Ethics........................................................   21

Proxy Voting Policies.................................................   21

Disclosure of Portfolio Holdings......................................   22

Purchase of Shares....................................................   23

Redemption of Shares..................................................   24

Exchange of Shares....................................................   24

Dividends and Distributions...........................................   24

Net Asset Value.......................................................   25

Performance Data......................................................   25

Portfolio Transactions and Brokerage Commissions......................   26

Description of Shares.................................................   28

Taxes.................................................................   29

Appendix A-Description of Securities Ratings..........................   31

                                    General

   BNY Hamilton Funds, Inc. ("BNY Hamilton"), a Maryland corporation, is an open-end investment company, currently consisting of twenty-three series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund, BNY Hamilton U.S. Government Money Fund, BNY Hamilton Tax-Exempt Money Fund,
BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY
Hamilton Small Cap Core Equity Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton International Equity Fund, BNY Hamilton Global Real Estate Securities Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Core Bond Fund, BNY Hamilton Enhanced Income Fund, BNY Hamilton Intermediate New York
Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton S&P
500 Index Fund, BNY Hamilton U.S. Bond Market Index Fund, BNY Hamilton High Yield Fund, and BNY Hamilton Municipal Enhanced Yield Fund. Each of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY 100% U.S. Treasury Securities Money Fund, BNY Hamilton U.S. Government Money Fund and BNY Hamilton Tax-Exempt Money Fund is referred to as a "Money Market Fund" and they are collectively referred to as the "Money Market Funds". The Bank of New York serves as investment advisor to the Money Market Funds (the "Advisor"). This Statement of Additional
Information provides additional information only with respect to the BNY Hamilton Tax-Exempt Money Fund (the "Fund", also referred to as the "Tax-Exempt Money Fund"), and should be read in conjunction with the current Prospectuses relating to the Fund. For purposes of this Statement of Additional Information, "Assets" means net assets plus the amount of borrowings for investment purposes.

                      Investment Objectives and Policies

   The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval). The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole. The Fund primarily invests in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal Obligations are debt obligations issued by a state or territory of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state or territory (e.g., county, city, town, village, district and authority). Municipal Obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of Municipal Obligations. Consistent with its investment objective, the Fund, as a fundamental policy, will invest, under normal circumstances, at least 80% of its Assets in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. The Fund may invest up to 20% of the Fund's Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the Municipal Obligations described above. The Fund may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to Municipal Obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified Municipal Obligations at a set price or yield within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying Municipal Obligation than if the Municipal Obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity. The Fund may invest to a significant extent in securities with floating or variable rates of interest. As a temporary defensive measure, the Fund may invest more than 20% of its Assets in high quality money market investments that are subject to federal income tax or the federal alternative minimum tax. To the extent that the Fund might do so, it may not meet its investment objective of a high level of current tax-free income.

   The following discussion supplements the information regarding investment objectives and policies of the Fund as set forth above and in its Prospectuses.

Government and Money Market Instruments

   As discussed in the Prospectuses, the Fund may invest in cash equivalents to the extent that such investments are consistent with its investment objectives and policies. A description of the various types of cash equivalents that may be purchased by the Fund appears below.

   United States Government Obligations. The Fund may invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and government-sponsored enterprises. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Rural Housing Service (formerly known as, the Farmers Home Administration) and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the limited right to borrow from the United States Treasury to meet its obligations, as well as obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

   Foreign Government Obligations. The Fund, subject to its investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities will be denominated in United States dollars. Similar to United States Government securities, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, foreign sovereign issuers may be unable or unwilling to make timely principal or interest payments.

   Risks of Foreign Investments. Investments in foreign issuers or in securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities may be subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments and companies, and certain foreign securities markets in general, are less liquid, and at times more volatile, than comparable U.S. sovereign and corporate securities and U.S. securities markets. Foreign brokerage commissions and related fees also are generally higher than those paid in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States. See "Taxes". In addition, foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors.

   Bank Obligations. The Fund, unless otherwise noted in its Prospectuses or below, may invest in negotiable certificates of deposit, bank notes, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (known as "Euros") and (iii) United States branches of foreign banks of equivalent size (known as "Yankees"). Euros and Yankees in which the Fund invests are denominated in U.S. Dollars. The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in U.S.-Dollar denominated obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank). Obligations of these institutions may be subject to the same risks as obligations of foreign governments discussed above.

   Commercial Paper. The Fund may invest in commercial paper, which may include Master Notes and Section 4(2) paper (each, as defined below). Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Commercial paper is typically unsecured.

   Master Notes are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as investment advisor to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from Fund or client accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements permitting the Advisor to loan monies from those accounts on the Fund's or other clients' behalf. Interest and principal payments made by the borrower are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients (including the Fund), has the right to increase or decrease the amount provided to the borrower under such Master Notes. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor. Since Master Notes typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality that satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements". Although there is no secondary market for Master Notes, such obligations are considered by the Fund to be liquid because they are payable within seven days of demand.

   The Fund does not have any specific percentage limitation on investments in Master Notes.

   Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton (the "Directors"). In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to any coupon rate on the underlying security (and accordingly may be more or less than the rate on the underlying security). A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement.

   The Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund's custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines or the value of the underlying security declines while the Fund seeks to enforce its rights. In addition, the Fund might incur delays or other disposition costs in connection with liquidating the collateral and enforcing its rights under the agreement. If bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of the collateral by the Fund may be delayed or limited. Repurchase agreements with more than seven days to maturity are considered by the Fund to be illiquid securities and are subject to certain fundamental investment restrictions. See "Investment Restrictions".

   Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. See "Quality and Diversification Requirements".

   Asset-backed securities in general, however, are subject to certain risks, including risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately below. In addition, unlike mortgage-backed securities, certain types of asset-backed securities may only have the benefit of limited interests in the applicable underlying collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if a letter of credit or other form of credit support is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

   Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"). Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. The Fund's net asset value per share for each class will vary with changes in the values of its portfolio securities. To the extent that the Fund invests in mortgage-backed securities, such values will vary with changes in market interest rates generally and the differentials in yields among various kinds of mortgage-backed securities.

   CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

   Floating Rate and Variable Rate Demand Notes. The Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes in implementing its investment program. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest on a variable rate demand note is reset at specified intervals at a market rate. The maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.

   Zero-Coupon Securities. The Fund may invest in zero-coupon securities, including zero-coupon U.S. Treasury Securities. Zero-coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of zero-coupon securities. Even though such securities do not pay current interest in cash, current Federal tax law requires the Fund to accrue interest income on these investments and to distribute the interest income on a current basis. As a result, the Fund could be required to liquidate other investments at times in order to satisfy its distribution requirements. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

   Participations. The Fund may invest in participations issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. Participations are pro rata interests in securities held by others. A participation gives the Fund an undivided interest in a security (which can include a municipal security) in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation) or insurance policy of an insurance company.

   The Fund may have the right to sell the participation back to the institution and draw on the letter of credit or insurance, on demand, after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The institutions issuing the participations would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally would range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation bear the cost of any such insurance, although the Fund may retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting the Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment described above. The Fund's ability to receive payment in such circumstances, under the demand feature, from such foreign banks may involve certain risks such as future political and economic developments, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

Municipal Obligations

As described in the Prospectuses, the Fund invests primarily in Municipal Obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax.

An issuer's obligations for its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its obligations may be materially adversely affected by litigation or other conditions.

   More information on the various types of Municipal Obligations follows below.

   Municipal Bonds. Municipal bonds are debt obligations issued by states or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such states or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, territories, and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses.

   Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

   In addition, certain types of "private activity" bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

   Municipal Lease Obligations. The Fund may invest in municipal lease obligations. These typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

   Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

   Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year and are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections ("tax anticipation notes"), revenue receipts ("revenue anticipation notes"), grant moneys ("grant anticipation notes"), or bond sales to finance such public purposes ("bond anticipation notes"). Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

   Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

   Municipal demand obligations are subdivided into two types: Municipal Variable Rate Demand Notes and Municipal Master Notes.

   Municipal Variable Rate Demand Notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. For a description of the attributes of Variable Rate Demand Notes, see "Floating Rate and Variable Rate Demand Notes" above. The Municipal Variable Rate Demand Notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

   Municipal Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from federal income tax. For a description of the attributes of Master Notes, see "Commercial Paper" above.

   Municipal Puts. The Fund may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put" or "standby commitment".

   Puts may be purchased as a feature of the underlying bond or note. The Fund may exercise its put right prior to the maturity date of the underlying securities in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the underlying security's maturity date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their maturity date and in selecting which puts to exercise, the Advisor will consider the amount of cash available to the Fund, the maturity dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

   Since the value of a put is partly dependent on the ability of the put writer to meet its obligation to purchase the underlying securities upon exercise, the policy of the Fund is to enter into put transactions only with banks, brokers, securities dealers, or issuers (each, generally referred to herein as "dealers") who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers that are determined to present minimal credit risks. In connection with such determination, the Directors will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated in the highest rating categories as determined by a Nationally Recognized Statistical Rating Organization ("NRSRO"). Currently, there are three NRSROs: Moody's, S&P, and Fitch Investors Services. If a put writer is not rated by an NRSRO, it must be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Directors have directed the Advisor not to enter into put transactions with any dealer that in the judgment of the Advisor present more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

   The BNY Hamilton Funds believe that, given the terms of the puts and the attendant circumstances, the Fund should be considered the owner of the securities subject to the puts so that the interest on the securities is tax-exempt income to the Fund.

   Municipal Trust Receipts. The Fund may invest in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. Investments in MTRs are subject to similar risks as other investments in municipal obligations. In addition MTRs could give rise to certain tax risks that are not present in investments in municipal bonds.

   Taxable Obligations. The Fund may invest up to 20% of its Assets in taxable municipal obligations. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption but do qualify for state and local tax exemption. These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, healthcare facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments can be backed by the government's taxing power. Due to federal taxation, taxable municipal obligations offer yields more comparable to other taxable sectors, such as corporate or agency bonds, than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.

Additional Investments

   When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

   Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by the Fund. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities (other than the obligations created by reverse repurchase agreements). The Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Fund's ability to maintain a net asset value of $1.00 per share. See "Investment Restrictions". If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities.

   Loans of Portfolio Securities. The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day's notice (as used herein, "Business Day" shall denote any day on which the New York Stock Exchange and the Custodian are both open for business). Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finders' and custodial fees in connection with loans. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans for terms in excess of one year. The Fund will not lend its securities to any Director, officer, employee, or affiliate of BNY Hamilton, the Advisor, any sub-advisor, the Administrator or the Distributor, unless permitted by applicable law.

   Privately Placed and Certain Unregistered Securities. The Fund may invest in privately placed, restricted, Rule 144A and other unregistered securities. To the extent any such security is considered to be illiquid, it will be subject to the Fund's fundamental restriction limiting its investments in illiquid securities to no more than 10% of its net assets. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, the Fund could have difficulty selling them when the Advisor believes it is advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. In addition, the judgment of the Advisor normally plays a greater role in valuing these securities for purposes of computing the Fund's net asset value than in valuing publicly traded securities.

   Restricted securities in which the Fund invests may include commercial paper issued by corporations without registration under the 1933 Act in reliance on the exemption in Section 3(a)(3) and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction.
Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers that make a market in Section 4(2) paper, thus providing liquidity.

   Other Investment Company Securities. The Fund may invest in the securities of other investment companies (including exchange-traded funds ("ETFs")) within the limits set by the 1940 Act and related rules and any exemptive relief from, or interpretations of, the SEC. In general, the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

   ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

Quality and Diversification Requirements

   The Fund is classified as a "diversified" series of a registered investment company under Section 5(b)(1) of the 1940 Act. This means that, with respect to 75% of its total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer, except with respect to obligations of the U.S. Government, cash and cash items, and securities of other investment companies. The remaining 25% of the Fund's total assets are not subject to these limitations, but may be subject to other Fund investment restrictions (see "Investment Restrictions" below), as well as other limitations under the 1940 Act (including as described below) or any applicable state securities laws. Investments not subject to the limitations described above could involve increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

   In order to attain its objective of maintaining a stable net asset value of $1.00 per share for each of its respective classes, among other things, pursuant to Rule 2a-7 under the 1940 Act, the Fund will (i) limit its investment in the securities (other than United States Government securities) of any one issuer to no more than 5% of its total assets, measured at the time of purchase, except for investments held for not more than three business days (subject, however, to the Fund's investment restriction No. 4 set forth under "Investment Restrictions" below); and (ii) limit investments to securities that present minimal credit risks.

   The Directors have adopted procedures that (i) require each Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of 397 days or less (as determined by Rule 2a-7 under the 1940 Act), and (ii) require each Money Market Fund, in the event of certain downgradings of or defaults on portfolio holdings, to reassess promptly whether the security presents minimal credit risks and, in certain circumstances, to determine whether continuing to hold the security is in the best interests of each Money Market Fund. In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                            Investment Restrictions

Fundamental Policies

   In addition to its investment objectives, the Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. The Fund's investment restrictions follow.

   The Fund may not:

      1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's net assets would be in investments that are illiquid;

      2. Enter into reverse repurchase agreements (although the Fund may enter into reverse repurchase agreements, provided such agreements do not exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements);

      3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with permitted reverse repurchase agreements, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed one-third of the value of the Fund's total assets at the time of such borrowing. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and, in the case of the Fund, will not apply to reverse repurchase agreements. In addition, the Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets;

      4. Purchase the securities or other obligations of any issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation does not apply to issues of the United States Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

      5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's total assets, except that the Fund may invest more than 25% of its assets in securities and other instruments issued by domestic banks and bank holding companies. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks;

      6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

      7. Purchase or sell puts, calls, straddles, spreads or any combination thereof, except to the extent that securities subject to a demand obligation, stand-by commitments, and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; or commodity contracts or interests in oil, gas, or mineral exploration, development or lease programs;

      8. Purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

      9. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

     10. Act as an underwriter of securities; or

     11. Issue senior securities as defined in the 1940 Act, except insofar as the Fund may be deemed to have issued a senior security by reason of
   (a) entering into any repurchase agreement or reverse repurchase agreement;
   (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

In addition to the restrictions listed above, as described in the Fund's Prospectuses, as a fundamental policy, the Tax-Exempt Money Fund will invest at least 80% of its Assets in Municipal Obligations that are exempt from federal income tax and the federal alternative minimum tax.

                            Directors and Officers

   The Directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years are shown below. The "fund complex" consists of one investment company, BNY Hamilton, including 23 series thereunder.

                                                                               Number of
                                                                             Portfolios in
                       Position(s)  Term of Office         Principal         Fund Complex
Name, Address and     Held with BNY and Length of        Occupation(s)        Overseen by     Other Directorships
Year of Birth           Hamilton     Time Served#     During Last 5 Years      Director        Held by Director
-----------------     ------------- -------------- ------------------------- ------------- -------------------------
Independent Directors

Edward L. Gardner     Director and  Since May 12,  Chairman of the Board,         23       Vice Chair, New York
One Wall Street       Chairman      1995           President and Chief                     Public Library
New York, NY 10286                                 Executive Officer,                      Conservator's Council;
Year of Birth: 1934                                Industrial Solvents                     Member, Points of Light
                                                   Corporation, 1981 to                    Foundation; Chairman
                                                   Present (Petro-Chemical                 Emeritus, Big Brothers/
                                                   Sales)                                  Big Sisters of New York
                                                                                           City; Member,
                                                                                           Rockefeller University
                                                                                           Council

James E. Quinn        Director      Since          President, Tiffany & Co.,      23       Director, Mutual of
One Wall Street                     November 15,   January 2003 to Present;                America Capital
New York, NY 10286                  1996           Member, Board of                        Management Co.,
Year of Birth: 1952                                Directors, Tiffany & Co.,               Trustee, Museum of the
                                                   1995 to Present; Vice                   City of New York
                                                   Chairman, Tiffany & Co.,
                                                   1999 to Present.

Karen R. Osar         Director      Since May 13,  Senior Vice President and      23       Director, Allergan, Inc.;
One Wall Street                     1998           Chief Financial Officer,                Director, AGL Resources
New York, NY 10286                                 Chemtura, Inc. (formerly                Inc.
Year of Birth: 1949                                known as Crompton
                                                   Corporation) (Chemical
                                                   Manufacturing), 2004 to
                                                   Present; Senior Vice
                                                   President and Chief
                                                   Financial Officer,
                                                   MeadWestvaco Corp.
                                                   (Paper Packaging), 2002
                                                   to 2003; Senior Vice
                                                   President and Chief
                                                   Financial Officer,
                                                   Westvaco Corp., 1999 to
                                                   2002

                                                                              Number of
                                                                            Portfolios in
                     Position(s)   Term of Office         Principal         Fund Complex
Name, Address and   Held with BNY  and Length of        Occupation(s)        Overseen by     Other Directorships
Year of Birth         Hamilton      Time Served#     During Last 5 Years      Director        Held by Director
-----------------   ------------- ---------------- ------------------------ ------------- -------------------------
Kim D. Kelly          Director    Since August 11, Director and Chief            23       Chair of Cable
One Wall Street                   1999             Executive Officer,                     Advertising Bureau;
New York, NY 10286                                 Arroyo Video, 2004 to                  Director of AgileTV,
Year of Birth: 1956                                2005; President, Chief                 The Cable Center and
                                                   Operating Officer and                  Cable in the Classroom;
                                                   Chief Financial Officer,               Treasurer and Trustee of
                                                   Insight Communications,                Saint David's School;
                                                   2000 to 2003                           Director, MCG Capital

John Alchin           Director    Since August 8,  Executive Vice                23       Director, Big Brothers/
One Wall Street                   2001             President, Co-Chief                    Big Sisters of
New York, NY 10286                                 Financial Officer and                  Southeastern
Year of Birth: 1948                                Treasurer, Comcast                     Pennsylvania; Member,
                                                   Corporation, 1990 to                   Corporate Executive
                                                   Present                                Board of Directors of the
                                                                                          Philadelphia Museum of
                                                                                          Art

                                                                               Number of
                                                                             Portfolios in
                       Position(s)   Term of Office        Principal         Fund Complex
Name, Address and     Held with BNY  and Length of       Occupation(s)        Overseen by     Other Directorships
Year of Birth           Hamilton      Time Served#    During Last 5 Years      Director        Held by Director
-----------------    --------------- -------------- ------------------------ ------------- -------------------------
Joseph Mauriello     Director         Since         Retired Deputy                23       None
One Wall Street                       July 7, 2006  Chairman, KPMG LLP,
New York, NY 10286                                  2006 to Present; Deputy
Year of Birth: 1944                                 Chairman, KPMG LLP,
                                                    2004-2006; Vice
                                                    Chairman, Financial
                                                    Services, KPMG LLP,
                                                    2002-2004; Partner,
                                                    KPMG LLP 1974-2006.
Interested Director

Newton P.S. Merrill* Director         Since         Retired 2003 to present;      23       Director, National
One Wall Street                       February 12,  Senior Executive Vice                  Integrity Life Insurance;
New York, NY 10286                    2003          President, The Bank of                 Trustee, Museum of the
Year of Birth: 1939                                 New York, 1994 to 2003;                City of New York;
                                                    Chairman and Director,                 Director, Woods Hole
                                                    Ivy Asset Management,                  Oceanographic Institute;
                                                    2000 to 2003                           Honorary Trustee, Edwin
                                                                                           Gould Foundation for
                                                                                           Children; Trustee,
                                                                                           Connecticut River
                                                                                           Museum
Officers

Kevin Bannon         Chief Executive  Since         Executive Vice President      --       --
One Wall Street      Officer,         May 12, 2003  and Chief Investment
New York, NY 10286   President                      Officer of The Bank of
Year of Birth: 1952                                 New York**, 1993 to
                                                    Present; Chairman of
                                                    The Bank of New York's
                                                    Investment Policy
                                                    Committee

Ellen Kaltman        Chief            Since         Managing Director,            --       --
One Wall Street      Compliance       August 30,    Compliance, The Bank
New York, NY 10286   Officer          2004          of New York**, 1999 to
Year of Birth: 1948                                 Present

Guy Nordahl          Treasurer and    Since         Vice President, The           --       --
One Wall Street      Principal        February 15,  Bank of New York**,
New York, NY 10286   Accounting       2005          1999 to Present
Year of Birth: 1965  Officer

Kim Smallman         Secretary        Since         Counsel, Legal Services,      --       --
100 Summer Street,                    November      BISYS Fund Services
15th Floor                            10, 2004      Ohio, Inc. **, 2002 to
Boston, MA 02110                                    Present; Attorney,
Year of Birth: 1971                                 private practice, 2000-
                                                    2002

                                                                               Number of
                                                                             Portfolios in
                       Position(s)  Term of Office         Principal         Fund Complex
Name, Address and     Held with BNY and Length of        Occupation(s)        Overseen by  Other Directorships
Year of Birth           Hamilton     Time Served#     During Last 5 Years      Director     Held by Director
-----------------     ------------- -------------- ------------------------- ------------- -------------------
Molly Martin Alvarado  Assistant    Since          Paralegal, BISYS Fund          --               --
100 Summer Street,     Secretary    September 20,  Services Ohio, Inc.**,
15th Floor                          2006           2005 to Present; Blue Sky
Boston, MA 02110                                   Corporate Legal
Year of Birth: 1965                                Assistant, Palmer &
                                                   Dodge LLP, 1999 to
                                                   2005; Business Law
                                                   Legal Assistant
                                                   Coordinator, Palmer &
                                                   Dodge LLP, 2002 to
                                                   2005.

Wayne Rose             AML          Since          Broker Dealer                  --               --
100 Summer Street,     Compliance   September 20,  Compliance Officer,
15th Floor             Officer      2006           BISYS Fund Services
Boston, MA 02110                                   Ohio, Inc.**, August
Year of Birth: 1969                                2003 to Present;
                                                   Compliance Officer,
                                                   JPMorgan Invest, LLC,
                                                   January 2003 to August
                                                   2003; Brokerage Legal
                                                   Product Manager, Fidelity
                                                   Investments, September
                                                   2000 to December 2002

------------------------
# Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.

* Mr. Merrill is an "interested" Director by reason of his ownership of securities of the parent company of The Bank of New York, the Fund's Advisor.

** This position is held with an affiliated person or principal underwriter of BNY Hamilton.

Responsibilities of the Board of Directors

   The Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.

Board of Director Committees

   The Board of Directors has an Audit Committee, the members of which are Messrs. Alchin, Gardner, Mauriello and Quinn and Mmes. Osar and Kelly (chair). The Audit Committee met three times during the fiscal year ended December 31, 2005. The Board of Directors has determined that all members of the Audit Committee are "independent", as required by applicable listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon BNY Hamilton's financial operations.

   The Board of Directors has a Nominating Committee, the members of which are Messrs. Alchin, Gardner, Mauriello and Quinn (chair) and Mmes. Osar and Kelly. The Nominating Committee nominates candidates for election to the Board of Directors of BNY Hamilton Funds, and it also has the authority to recommend the removal of any Director from the Board. The Nominating Committee did not meet during the fiscal year ended December 31, 2005. The Nominating Committee will consider shareholder recommendations for Director nominees. Shareholders may send written recommendations to Mr. Quinn.

   The Compensation Committee oversees the compensation established for Directors and any officers who are compensated by the Funds. The members of the Compensation Committee are Messrs. Alchin (chair), Gardner, Mauriello and Quinn and Mmes. Osar and Kelly. The Compensation Committee did not hold any meetings during the fiscal year ended December 31, 2005.

Ownership of Shares of BNY Hamilton

                                                    Aggregate Dollar Range of
                               Dollar Range of    Equity Securities in All Funds
                             Equity Securities in    Overseen by Director in
                                the Fund as of          BNY Hamilton as of
Name of Independent Director  December 31, 2005*        December 31, 2005
---------------------------- -------------------- ------------------------------
Edward L. Gardner                    None                 Over $100,000
James E. Quinn                       None                 Over $100,000
Karen R. Osar                        None                $50,001-$100,000
Kim D. Kelly                         None                 Over $100,000
John Alchin                          None                      None
Joseph Mauriello                     None                      None

* Because the Fund has not yet commenced operations as of the date of this Statement of Additional Information, none of the Directors or their immediate family members owned beneficially or of record any shares of the Fund as of December 31, 2005.

                                                   Aggregate Dollar Range of
                              Dollar Range of    Equity Securities in All Funds
                            Equity Securities in    Overseen by Director in
                               the Fund as of          BNY Hamilton as of
Name of Interested Director  December 31, 2005*        December 31, 2005
--------------------------- -------------------- ------------------------------
Newton P.S. Merrill                 None                 Over $100,000

* Because the Fund has not yet commenced operations as of the date of this Statement of Additional Information, neither Mr. Merrill nor any of his immediate family members owned beneficially or of record any shares of the Fund as of December 31, 2005.

   As of the date of this Statement of Additional Information, as a group, the Directors and officers of the Fund owned less than 1% of the shares of the Fund.

Ownership in the Fund's Advisor, Distributor, or Related Companies

   As of December 31, 2005, none of the Independent Directors or their immediate family members owned (beneficially or of record) securities in the Fund's Investment Advisor, Distributor (as defined below) or any entity directly or indirectly controlling, controlled by, or under common control with the Fund's Investment Advisor or Distributor.

Compensation of Directors and Executive Officers

   The following table sets forth certain information regarding the compensation of BNY Hamilton's Directors and executive officers for the fiscal year ended December 31, 2005. In 2007, BNY Hamilton expects to pay each Director annual compensation of $40,000, per-meeting fees of $4,000 (in-person meetings) and $2,000 (telephonic meetings) and out-of-pocket expenses. In addition, the Chair of the Board of the Directors receives an additional $20,000 in annual compensation, and the Chair of the Audit Committee receives an additional $5,000 in annual compensation. During the fiscal year ended December 31, 2005, such compensation and fees paid to the Directors amounted to $498,500, plus out-of-pocket expenses. The compensation is allocated to all series of the BNY Hamilton Funds. The Directors and executive officers do not receive pension or retirement benefits.

                                                                                                       Total Compensation
                                                                                                          Paid by the
                                                                Pension or Retirement                     BNY Hamilton
                                                   Aggregate     Benefits Accrued as  Estimated Annual       Funds
                                                 Compensation       Part of Fund       Benefits Upon   as of 12/31/05 to
Name of Person, Position                        from the Fund**       Expenses           Retirement         Director
------------------------                        --------------- --------------------- ---------------- ------------------
Edward L. Gardner, Director and Chairman of the
  Board........................................        0                  0                  0              $ 89,000
James E. Quinn, Director.......................        0                  0                  0                76,000
Karen R. Osar, Director........................        0                  0                  0                86,250
Kim D. Kelly, Director.........................        0                  0                  0                77,250
John Alchin, Director..........................        0                  0                  0                84,000
Joseph Mauriello*, Director....................        0                  0                  0                     0
Newton P.S. Merrill, Director..................        0                  0                  0                86,000
Ellen Kaltman, Chief Compliance Officer........        0                  0                  0               150,000

*  Mr. Mauriello joined the Board in July 2006.

** Reflects an estimate of direct compensation to be paid to each Director and the Fund's Chief Compliance Officer for the Fund's initial fiscal year ending December 31, 2007. Actual direct compensation paid to the Directors and the Chief Compliance Officer will vary depending on the net assets of the Fund throughout its initial fiscal year relative to the net assets of the other BNY Hamilton Funds.

   By virtue of the responsibilities assumed by the Advisor, the Administrator, the Sub-Administrator and the Distributor (see "Investment Advisor", "Administrators" and "Distributor") the Fund has no employees. Except as indicated above, BNY Hamilton's officers are provided and compensated by The Bank of New York or by BISYS Fund Services Ohio, Inc. ("BISYS"). BNY Hamilton's officers conduct and supervise the business operations of the Fund.

   The Bank of New York extends lines of credit to Comcast Corporation, a company of which Mr. Alchin is an officer, and one of its subsidiaries in the ordinary course of business. As of December 31, 2005, The Bank of New York had extended lines of credit to Comcast Corporation, which represented 3% of all the lines of credit of each such company. As of December 31, 2005, there were no amounts outstanding under the lines of credit extended from The Bank of New York to Comcast Corporation.

   The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of December 31, 2005, The Bank of New York had extended lines of credit to Tiffany & Co., which represented 19.5% of all the lines of credit of such company. As of that date, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 2.0% of Tiffany & Co.'s total outstanding debt.

Since the Fund has not yet commenced operations as of the date of this Statement of Additional Information, no shareholder owned beneficially 5% or more of any class of the Fund's outstanding shares.

                              Investment Advisor

   The investment advisor to the Fund is The Bank of New York, a bank organized under the laws of the State of New York, with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

   The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc., with its principal offices located at One Wall Street, New York, New York 10286. The Bank of New York Company, Inc. is a global leader in providing a comprehensive array of financial services, including securities servicing, treasury management, asset management and private banking, to individuals and institutions in more than 100 markets worldwide.

   On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

   Pursuant to the investment advisory agreement between the Fund and The Bank of New York (the "Advisory Agreement"), the investment advisory services The Bank of New York provides to the Fund are not exclusive. The Bank of New York is free to, and does, render similar investment advisory services to others. The Bank of New York serves as investment advisor to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives, and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Fund. See "Portfolio Transactions and Brokerage Commissions".

   As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by The Bank of New York, under the Advisory Agreement, the Fund has agreed to pay The Bank of New York a fee, which is computed daily and paid monthly, equal to the annual rate of the Fund's average daily net assets as described in the Fund's Prospectuses. The Fund has not yet commenced operations as of the date of this Statement of Additional Information, and therefore did not pay any advisory fees to The Bank of New York during the last three fiscal years.

   The Bank of New York has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the total operating expenses of the Institutional Shares, Hamilton Shares, Retail Shares, Agency Shares, Premier Shares and Classic Shares of the Fund to 0.20%, 0.25%, 1.00%, 0.35%, 0.50% and 0.75%, respectively, of the Fund's average daily net assets allocable to the applicable class of shares of the Fund. The limitation will be accomplished by waiving all or a portion of its advisory, administrative, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. The Bank of New York may cease these voluntary waivers and/or expense reimbursements at any time. See "Administrators" and "Fund, Shareholder and Other Services" for a discussion of The Bank of New York's administrative, accounting, custodial and certain other services provided by it to the Fund.

   After the expiration of the initial term of the Advisory Agreement, which term shall end on the earlier of June 30, 2008 or the date of the first annual or special meeting of the shareholders of the Fund, the Advisory Agreement for the Fund must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and
(ii) by a vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Advisor (as defined by the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers". The Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of the Fund's outstanding shares on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

   The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking laws and regulations. The Bank of New York believes that it may perform the services for the Fund contemplated by the Advisory Agreement without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Fund.

   If The Bank of New York were prohibited from acting as investment advisor to the Fund, it is expected that the Directors would recommend to the Fund's shareholders that they approve the Fund's entering into a new investment advisory agreement with another qualified advisor selected by the Directors.

                                Administrators

   The Bank of New York also serves as the Fund's administrator (the "Administrator"), pursuant to an administration agreement between BNY Hamilton, with regard to certain of its series including the Fund, and The Bank of New York (the "Administration Agreement"), and assists generally in supervising the operations of the Fund. The Administrator's offices are located at 101 Barclay Street, New York, NY 10286. The Administrator has agreed to provide administrative services, including, but not limited to, the following: prepare minutes of Board meetings and assist the Secretary in preparation for Board meetings; perform for the Fund compliance tests and issue compliance summary reports; participate in the periodic updating of the Fund's registration statement and Prospectuses; coordinate the preparation, filing, printing and dissemination of periodic reports and other information to the Securities and Exchange Commission ("SEC") and the Fund's shareholders, including proxy statements, annual and semi-annual reports to shareholders, Form N-SAR, Form N-CSR, Form N-Q and notices pursuant to Rule 24f-2 under the 1940 Act; prepare work-papers supporting the preparation of federal, state and local income tax returns for the Fund for review and approval by the Fund's independent auditors; perform ongoing wash sales review; prepare and file Forms 1099 with respect to the Fund's Directors, upon the approval of the Treasurer of BNY Hamilton; prepare and, subject to approval of the Treasurer, disseminate to the Board quarterly unaudited financial statements and schedules of the Fund's investments and make presentations to the Board, as appropriate; subject to approval of the Board, assist the Fund in obtaining fidelity bond and E&O/D&O insurance coverage; prepare statistical reports for outside information services (e.g., iMoney Net, Inc., ICI, Lipper Analytical and Morningstar); attend shareholder and Board meetings as requested; subject to review and approval by the Treasurer, establish appropriate expense accruals, maintain expense files and coordinate the payment of invoices for the Fund; and provide an employee of the Administrator designated by the Board to serve as Chief Compliance Officer, together with all necessary support staff, expenses and facilities.

   For the services provided under the Administration Agreement, the Fund pays to the Administrator compensation at the fixed rate of 0.07% of the Fund's average daily net assets, plus out-of-pocket expenses incurred by the Administrator in performing its duties under the Administration Agreement. Such compensation is accrued daily and paid monthly. In addition, each series of BNY Hamilton that is a party to the Administration Agreement, including the Fund, pays on a quarterly basis to the Administrator a prorated portion of the annual fee of $150,000 charged to BNY Hamilton as compensation for the provision of the Chief Compliance Officer and related staff, facilities and expenses to BNY Hamilton. Because the Fund has not yet commenced operations as of the date of this Statement of Additional Information, it did not pay the Administrator any amounts under the Administration Agreement during the last three fiscal years.

   The Administration Agreement may be amended by the Directors without a shareholder vote.

   The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, the Administrator entered a sub-administration agreement with BISYS (the "Sub-Administration Agreement") appointing BISYS as sub-administrator (the "Sub-Administrator"). BISYS is a wholly-owned subsidiary of The BISYS Group, Inc. and is located at 3435 Stelzer Road, Columbus, Ohio 43219. The Sub-Administration Agreement provides that BISYS performs the following administrative functions in its role as Sub-Administrator: provide compliance support and oversight, including compliance testing, reporting to the Chief Compliance Officer on compliance testing, joint regulatory oversight, Board support as requested, oversight of BNY Hamilton's transfer agent and Distributor, oversight of annual anti-money laundering review, and support legal administration services as requested; review daily and monthly Compliance Management Reports; test conformity of compliance restrictions and limitations within the then-current registration statement, and annually conduct an independent review of the Compliance Matrix against the investment policies and other stated policies in the Fund's registration statement; review at least annually the Pre-Trade System and Procedures for Manual Tests of the Investment Advisor; conduct semi-annual compliance training for Fund portfolio managers; provide ongoing consulting to assist the Administrator with any compliance questions or issues; support the Administrator's preparation of (i) the annual update to the Fund's registration statement, (ii) other amendments to the Fund's registration statement and supplements to Prospectuses and the Statement of Additional Information and (iii) the holding of Annual or Special Meetings of shareholders and preparation of proxy materials relating thereto, and file any of the foregoing with the SEC upon the request of BNY Hamilton; prepare such reports, applications and documents as may be necessary or desirable to register the shares with state securities authorities, monitor the sale of shares for compliance with state securities laws, and file with the appropriate state securities authorities the registration statements and reports and all amendments thereto, as may be necessary or convenient to register and keep effective the registration of the Fund and its shares with state securities authorities; coordinate the distribution of prospectuses, supplements, proxy materials and reports to shareholders; coordinate the solicitation and tabulation of proxies (including any annual meeting of shareholders); assist with the design, development, and operation of the Fund, including new classes, investment objectives, policies and structure, and provide consultation related to legal and regulatory aspects of the establishment, maintenance, and liquidation or dissolution of the Fund; obtain and maintain fidelity bonds and directors and officers/errors and omissions insurance policies for BNY Hamilton and file fidelity bonds and any notices with the SEC as required under the 1940 Act, to the extent such bonds and policies are approved by the Board; maintain corporate records on behalf of BNY Hamilton; manage the preparation process for Board meetings by (i) coordinating Board book preparation, production and distribution, (ii) preparing Board agendas, resolutions and minutes,
(iii) preparing the relevant sections of the Board materials required to be prepared by BISYS, (iv) assisting to gather and coordinate special materials related to annual contract renewals and approval of Rule 12b-1 plans and related matters, (v) attending Board meetings and recording the minutes, and
(vi) performing such other Board meeting functions as agreed in writing; prepare and distribute Director/Officer Questionnaires, review completed Questionnaires and resolve any open issues with BNY Hamilton and counsel; review proxy statements prepared by counsel; provide officers of BNY Hamilton, other than officers required to certify certain SEC filings under the Sarbanes-Oxley Act of 2002; prepare and file amendments to the Certificate of Incorporation as necessary; and prepare amendments to the By-Laws.

   For services provided under the Sub-Administration Agreement, the Administrator has agreed to pay BISYS compensation equal to: (A) an accounting fee of $60,000 per BNY Hamilton series for which it is providing sub-administrative services, including the Fund, plus (B) 25% of the difference between (i) the aggregate administration fee payable to the Administrator under the Administration Agreement and (ii) the amount set forth in clause (A). Because the Fund has not yet commenced operations as of the date of this Statement of Additional Information, the Administrator did not pay the Sub-Administrator any amounts under the Sub-Administration Agreement with respect to the Fund for the last three fiscal years.

   The Sub-Administrator is not an affiliated person of the Administrator (as defined in the 1940 Act). As described below, the Sub-Administrator also serves as the transfer agent to the Fund. In addition, the Sub-Administrator and the Distributor are both indirect wholly owned subsidiaries of The BISYS Group, Inc.

                                  Distributor

   BNY Hamilton Distributors, Inc., 100 Summer Street, Boston, Massachusetts 02110, an indirect wholly-owned subsidiary of the BISYS Group, Inc. acts as the Fund's exclusive distributor (the "Distributor") and will hold itself available to receive purchase orders for Fund shares pursuant to a distribution agreement between BNY Hamilton and the Distributor (the "Distribution Agreement"). The Distribution Agreement for the Fund must be approved in the same manner as the Advisory Agreement described above under "Investment Advisor". The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of the Fund's outstanding shares.

   Pursuant to the Distribution Agreement, the Distributor receives payments from the BNY Hamilton Funds for distribution activities permitted and authorized under the 12b-1 Plan (defined below), which has been adopted with respect to the Classic Shares and Retail Shares of the Fund. The payments made to the Distributor under the 12b-1 Plan are described below. The Distributor also has entered into an agreement with the Advisor pursuant to which the Advisor pays certain amounts to the Distributor in consideration of the services performed by Distributor under the Distribution Agreement and/or under such agreement with the Advisor. This includes payments made in consideration of services performed under the Distribution Agreement relating to the share classes of the Fund that have not adopted a 12b-1 Plan (i.e., the Institutional, Hamilton, Agency and Premier Shares of the Fund).

   The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. At the date hereof, the Advisor has in place arrangements to make such additional payments to Brown Brothers Harriman, Charles Schwab, Chicago Mercantile Exchange, J.P. Morgan Chase, Putnam Investments, Vanguard and Wachovia. The amount paid will be a percentage of an applicable Fund's average net assets attributable to customers of those shareholder servicing agents. The percentage generally will not exceed 0.15%; however, with respect to Wachovia serving in its capacity as record keeper to the Advisor's retirement plans, such percentage will not exceed 0.55%.

   The Directors have adopted a distribution plan ("12b-1 Plan") with respect to the Classic Shares and Retail Shares of all of the Money Market Funds, including the Fund. Such 12b-1 Plan permits the Classic Shares and Retail Shares of the Fund to reimburse the Distributor for distribution expenses incurred by the Distributor in an amount up to 0.25% per annum of average daily net assets of Classic Shares and 0.50% per annum of average daily net assets of Retail Shares.

   Distribution expenses include, but are not limited to, fees paid to broker-dealers, telemarketing expenses, advertising costs, printing costs, and the cost of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Classic Shares or Retail Shares, as applicable. The Classic Shares and Retail Shares of the Fund also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Classic Shares or Retail Shares of the related Fund as the SEC construes such term under Rule 12b-1 under the 1940 Act (the "Rule"). If expenses reimbursable under the 12b-1 Plan in any given month exceed 0.25% per annum of average daily net assets of Classic Shares, or 0.50% per annum of average daily net assets of Retail Shares, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Classic Shares or Retail Shares of the Fund, as applicable, will not be charged for interest, carrying or other finance charges on any reimbursed distribution or other expense incurred and not paid, nor will any expense be carried forward past the fiscal year in which it is incurred.

   Payments for distribution expenses under the 12b-1 Plan are subject to the conditions imposed by the Rule. Payments under the 12b-1 Plan are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan, which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares". The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and the 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, as long as the 12b-1 Plan is in effect, the nomination of the Directors who are not interested persons of BNY Hamilton (as defined in the 1940 Act) must be selected and nominated by the non-interested Directors.

   Because the Classic and Retail Shares of the Fund have not yet commenced operations as of the date of this Statement of Additional Information, each such class of shares did not pay any amounts to the Distributor under the 12b-1 Plan during the last fiscal year.

                     Fund, Shareholder and Other Services

   BISYS, P.O. Box 182785, Columbus, Ohio, 43218-2785, serves as the transfer agent for the Fund. As transfer agent, BISYS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. BISYS is also the dividend disbursing agent for the Fund.

   The Directors, in addition to reviewing actions of the Fund's Advisor, Administrator, and Distributor, as set forth above, decide upon matters of general policy.

   BNY Hamilton has adopted an Amended and Restated Shareholder Servicing Plan (the "Shareholder Servicing Plan") in respect of the Retail Shares class, Classic Shares class, Premier Shares class, Agency Shares class and Hamilton Shares class of the Fund. Under this Shareholder Servicing Plan, financial institutions and other organizations ("Service Organizations") may agree to provide (or cause to others to provide) any combination of the shareholder support services and other related services and administrative assistance described below.

   Shareholder support services include: (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares;
(e) verifying shareholder requests for changes to account information;
(f) handling correspondence from shareholders about their accounts;
(g) assisting in establishing and maintaining shareholder accounts; and
(h) providing other shareholder services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. Other related services and administrative assistance include: (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with periodic account statements showing their purchases, sales, and positions in the Fund; (c) processing dividend payments for the Fund; (d) providing sub-accounting services to the Fund for shares held for the benefit of shareholders; (e) forwarding communications from the Fund to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and statements of additional information; (f) receiving, tabulating and transmitting proxies executed by Fund shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (i) providing support and related services to financial intermediaries in order to facilitate their processing of orders and communications with shareholders; (j) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (k) developing and maintaining check writing functionality.

   Pursuant to the Shareholder Servicing Plan, the Fund may pay a Service Organization the annual shareholder servicing fees in respect of the following classes up to the following specified rates.

Retail................................................................ 0.30%
Classic............................................................... 0.30%
Premier............................................................... 0.30%
Agency................................................................ 0.15%
Hamilton.............................................................. 0.05%

   In each case, such fee is accrued daily and payable monthly, based on the average daily net assets of Fund shares owned by or for shareholders by that Service Organization. In the case of the Retail, Classic and Premier classes of the Fund, the amounts paid to Service Organizations for "service fees" (as defined by the National Association of Securities Dealers, Inc.) shall not exceed 0.25% of the average daily net assets attributable to the applicable share class of the Fund.

   The Money Market Funds have entered into shareholder servicing agreements with the Bank of New York pursuant to which the Bank of New York, as a Service Organization, will provide services contemplated above to each of the Retail, Classic, Premier, Agency and Hamilton Shares class of the Money Market Funds, as applicable, at the fee rates described above.

   The Bank of New York, One Wall Street, New York, New York 10286, serves as the custodian (the "Custodian") and fund accounting agent for the Fund.

   Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 is the registered independent public accounting firm of the Fund for its initial fiscal year. The independent auditors of the Fund must be approved annually by the Audit Committee and the Board to continue in such capacity. They will perform audit services for the Fund including the examination of financial statements included in the annual report to shareholders.

                                Code of Ethics

   Each of BNY Hamilton, the Advisor and the Distributor has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of BNY Hamilton, the Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to pre-clear certain transactions and to report certain transactions on a regular basis.

                             Proxy Voting Policies

   The Advisor has been delegated the authority and responsibility to vote the proxies of certain of its trust and investment advisory clients, including the Fund. The Advisor understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

   The Advisor has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process and procedures. The Advisor has elected to retain Institutional Shareholder Services, Inc. ("ISS") as a proxy consultant. ISS is currently performing certain proxy-related services pursuant to these procedures, including providing research and making voting determinations in accordance with the proxy voting guidelines, voting and submitting proxies and related administrative and recordkeeping functions. In addition, the Advisor has determined that, except as set forth in the proxy policy and noted below, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines, which have been prepared by the Advisor and ISS. If the guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. As ISS will vote proxies in accordance with the proxy voting guidelines, the Advisor believes that this process is reasonably designed to address material conflicts of interest that may arise between the Advisor and the Fund as to how proxies are voted. If an investment professional (a portfolio manager, the Advisor's Chief Investment Officer or other investment professional) believes that it may be in the best interest of the Fund to vote in a manner inconsistent with ISS's recommendations, such investment professional must contact the Proxy Committee and complete a questionnaire to allow the Proxy Committee to review the recommendation and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner. If the proxy guidelines do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy

Committee will make a determination as to how the proxy should be voted. After making such a determination, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner.

   Although the proxy guidelines detail numerous specific instances and possible proposals, the guidelines provide that ISS will generally vote "for" management proposals on routine business; case by case on management proposals related to directors (though "for" routine matters and "against" classification of the Board); case by case on management proposals related to a company's capitalization, reorganizations or merger proposals, and non-salary compensation issues; "against" management proposals on anti-takeover related proposals; and "against" or case by case on most shareholder proposals, including social issues.

   A complete copy of the Proxy Policy may be obtained by writing to: Charles Goodfellow, The Bank of New York, 1290 Avenue of the Americas, New York, New York 10104.

   Information on how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-426-9363 and (2) on the SEC's website at http://www.sec.gov.

                       Disclosure of Portfolio Holdings

   The Fund views information about portfolio holdings as sensitive and limits the dissemination of material, non-public holdings information to circumstances in accordance with the guidelines outlined below.

      1. The Fund will provide a full list of its holdings as of the end of the Fund's fiscal quarter on www.bnyhamilton.com 60 days after its fiscal quarter-end;

      2. The Fund will provide its top ten holdings as of the end of the calendar quarter on BNY Hamilton's website 15 days or more after the calendar quarter-end;

      3. The Fund will provide summary composition data derived from Fund holdings information as of the end of the calendar quarter on BNY Hamilton's website 15 days or more after the calendar quarter-end;

      4. The Fund will provide material non-public holdings information to third parties that, (i) calculate information derived from holdings either for use by the Advisor or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and (ii) enter into agreements that specify that (a) holdings information will be kept confidential, (b) no employee shall use the information for their personal benefit (including trading), (c) the firms certify their information security policies and procedures, and (d) the nature and type of information that may be disclosed to third parties shall be limited;

      5. Except as discussed below, the Fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on BNY Hamilton's website (as described in the Fund's Prospectuses); and

      6. 30 days after the end of each month, the Fund will make publicly available upon request an uncertified, complete schedule of its portfolio. The notice of availability of the Fund's schedule shall be made in the Fund's Prospectuses or Statement of Additional Information and on BNY Hamilton's website. In order to receive the Fund's schedule, any requesting party shall be required to make such request each time that the requester would like to receive a schedule (i.e., there can be no standing arrangement under which a recipient receives the Fund's schedule whether or not a formal request was made).

   The information referenced in (1), (2) and (3) above, will be available on the website until disclosed in the Fund's Form N-CSR or Form N-Q that is filed with the SEC for the relevant period.

   The entities that may receive the information described in (4) above are:
(i) Morningstar, Inc. (full holdings quarterly, 25 days after quarter-end);
(ii) Lipper (full holdings quarterly, 25 days after quarter-end); (iii) Thomson Financial (full holdings quarterly, 25 days after quarter-end); (iv) S&P (full holdings of BNY Hamilton Money Fund and Treasury Money Fund weekly, six days after the end of the week; full holdings of all BNY Hamilton Funds quarterly, 25 days after quarter-end); and (v) Moody's Investor Services (full holdings of BNY Hamilton Money Fund and Treasury Money Fund monthly, six days after the end of the week). The entities listed in (v) may also receive such information with respect to the Fund if the Fund obtains ratings from such organizations. In addition, Morningstar, Lipper, Thomson Financial, S&P, the Investment Company Institute and Value Line each receive the Fund's top ten holdings and industry breakdowns on a quarterly basis, one month after quarter end.

   Employees of The Bank of New York (in its capacity as the Advisor), of any sub-advisor, and of their respective affiliates, who are access persons under the BNY Hamilton Funds' Code of Ethics, have access to Fund holdings on a regular basis (generally, daily). In addition, The Bank of New York, in its capacity as the Fund's Custodian and Administrator, BISYS, in its capacity as the Fund's Sub-Administrator, and BNY Hamilton Distributors, Inc., in its capacity as the Fund's Distributor, have access to Fund portfolio holdings on a regular basis (generally daily). In providing trade execution analysis to the Fund, Abel Noser receives full portfolio holdings information on a quarterly basis one business day after each quarter end. Tait, Weller & Baker LLP ("Tait Weller"), the Fund's independent registered public accounting firm, also receives portfolio holdings information on a periodic basis throughout the Fund's fiscal year as necessary in connection with its provision of services to the Fund. Such information may be provided to Tait Weller as little as one business day after the date of the portfolio holdings information provided. ISS receives information concerning the Fund's portfolio holdings if and as necessary in connection with its provision of proxy voting services to the Fund (see "Proxy Voting Policies" above).

   In addition, material non-public holdings information may be provided as part of the normal investment activities of the Fund to: broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Fund or the non-interested Directors; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation. The service providers to which the Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed.

   The Fund may also disclose to an issuer the number of shares of the issuer (or the percentage of outstanding shares) held by the Fund. The Fund and The Bank of New York will not provide portfolio holdings information to any individual, investor or other person or entity (other than those outlined above) unless specifically authorized by the BNY Hamilton Funds' Chief Compliance Officer ("CCO"). The CCO will assess each request for access on a case-by-case basis in order to determine whether the granting of such request would (i) serve a legitimate business purpose and (ii) be in the best interests of Fund shareholders. All approvals of disclosure requests will be reported to the Board of Directors at its next meeting.

   To the extent that a disclosure request is granted, the recipient of such information shall be required to enter into agreements that specify that
(i) holdings information will be kept confidential, (ii) no employee shall use the information for their personal benefit (including trading), (iii) the firms certify their information security policies and procedures, and (iv) the nature and type of information that may be disclosed to third parties shall be limited. In the event portfolio holdings disclosure made pursuant to the Fund's policies and procedures present a conflict of interest between the Fund's shareholders and The Bank of New York, a sub-advisor, the Fund's Distributor or any other affiliated person of the Fund, the disclosure will not be made unless a majority of the independent Directors approves such disclosure.

   The Bank of New York will not enter into any arrangements with third parties from which they would derive any benefit, monetary or other, for the disclosure of the Fund's material non-public holdings information. If, in the future, The Bank of New York desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund's Statement of Additional Information.

   It is understood that the portfolio composition of certain separate accounts managed by The Bank of New York or its affiliates may be similar to the portfolio held by the Fund. To the extent that such similarities do exist, the account holders and/or their representatives may obtain some knowledge as to the portfolio holdings of the Fund.

   There is no assurance that the BNY Hamilton Funds' policies on Fund portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                              Purchase of Shares

   Investors may open Fund accounts and purchase shares as described in each Prospectus under "Opening an Account/Purchasing Shares" (or the equivalent heading).

   The Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus applicable sales charges, if any) at the discretion of the Fund, although the Fund would expect to accept securities as payment for Fund shares only infrequently. Generally, the Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or (ii) if the Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund (see "Net Asset Value").

                             Redemption of Shares

   Investors may redeem shares as described in each Prospectus under "Making Exchanges/Redeeming Shares" (or the equivalent heading). Shareholders of the Fund should be aware that the Fund attempts to maintain a stable net asset value of $1.00 per share for each class; however, there can be no assurance that the Fund will be able to continue to do so and, in that case, the net asset value of the Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount that differs from the number of shares redeemed. See "Daily NAV Calculation" in the Fund's Prospectuses and "Net Asset Value" below.

   Shareholders redeeming their shares by telephone should be aware that neither the Fund nor any of its service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address and/or bank). To the extent the Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

   If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities from the portfolio of the Fund in conformity with the applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder may incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value", and such valuation will be made as of the same time the redemption price is determined.

   Further Redemption Information. The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.

                              Exchange of Shares

   Shareholders purchasing shares from the Fund may exchange those shares at the current net asset value per share for other BNY Hamilton Funds that have a similar class of shares, in accordance with the terms of the current Prospectuses of the Fund for the class being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Making Exchanges/Redeeming Shares" (or the equivalent heading) in the Fund's Prospectuses. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege.

                          Dividends and Distributions

   The Fund declares and pays dividends and distributions as described under "Distributions and Tax Considerations" (or the equivalent heading) in the Fund's Prospectuses.

   Net investment income of each class of shares in the Fund consists of accrued interest or discount and amortized premium applicable to the specific class, less the accrued expenses of the Fund applicable to the specific class during that dividend period, including the fees payable to the Administrator, allocated to each class of shares. See "Net Asset Value". Determination of the net investment income for each class of shares for the Fund will be made immediately prior to the determination of the Fund's net asset value, as specified in the relevant Prospectus.

   Dividends on each class of shares of the Fund are determined in the same manner and are paid in the same amount regardless of class, except that Hamilton Shares, Agency Shares, Premier Shares, Classic Shares and Retail Shares bear the fees paid to Shareholder Organizations on their behalf for those general services described under "Shareholder Servicing Plans" in the Prospectuses of the Fund, and Classic Shares and Retail Shares bear Rule 12b-1 fees. In addition, each class of shares of the Fund bears certain other miscellaneous expenses specific to that class (i.e., certain cash management, registration and transfer agency expenses).

                                Net Asset Value

   The Fund will compute its net asset value per share for each of its classes as described under "Daily NAV Calculation" (or the equivalent heading) in the relevant Prospectus, except that net asset value of any class may not be computed on a day in which no orders to purchase or redeem shares of such class have been received by the Fund.

   All portfolio securities for the Fund will be valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value of $1.00 per share for each class of shares. No assurances can be given that this goal will be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 0.5% occurs between valuation based on the amortized cost method and valuation based on market value, the Directors will take steps necessary to reduce such deviation, such as changing the dividend policy, shortening the average portfolio maturity or realizing gains or losses. See "Taxes".

   Valuing the Fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. As described above in "Investment Objectives and Policies", the Fund intends to conduct its investment activities in a manner consistent with the requirements of Rule 2a-7. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of any of the Fund.

   The Directors oversee the Advisor's adherence to the SEC's rules, and have established procedures designed to stabilize net asset value of each class of shares of the Fund at $1.00. Each day net asset value is computed, each class of shares of the Fund will calculate the net asset value of each class of shares by using both the amortized cost method and market valuations. At such intervals as they deem appropriate, the Directors consider the extent to which net asset value as calculated by using market valuations would deviate from $1.00 per share. Immediate action will be taken by the Directors if the variance between market value and amortized cost exceeds 0.5%.

   If the Directors believe that a deviation from the Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing net asset value by using available market quotations; and such other measures as the Directors may deem appropriate. During periods of declining interest rates, a Money Market Fund's yield based on amortized cost may be higher than the corresponding yields based on market valuations. Under these circumstances, a shareholder of any class of shares of the Fund would be able to obtain a somewhat higher yield than would result if that the Fund used market valuations to determine its net asset value. The converse would apply in a period of rising interest rates.

                               Performance Data

   From time to time, the Fund may quote performance in terms of yield, actual distributions, total return (before and after taxes), or capital appreciation in reports, sales literature, and advertisements published by the Fund. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

   Yield Quotations. As required by regulations of the SEC, current yield for each class of shares of the Fund is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for each class of shares of the Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

   General. The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

   From time to time, the yields and the total returns (including total returns after taxes on distributions and redemption) of each class of shares of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as, the views of the investment advisor as to current market, economic trade and interest rate trends, legislative, regulatory and monetary developments, investments strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-426-9363.

   Comparative performance information may be used from time to time in advertising the Fund's shares, including, but not limited to, data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers indexes, the Frank Russell Indexes and other industry publications. The Fund may compare the performance of each class of shares to the Money Fund Report, a service of IBC Financial Data, Inc., as well as yield data reported in other national financial publications.

   From time to time, the Fund may include in advertisements, sales literature and reports to shareholders general comparative information such as statistical data regarding inflation, securities indices or the features of performance of alternative investments. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, in such communications, the Advisor may offer opinions on current economic conditions.

               Portfolio Transactions and Brokerage Commissions

   Securities of the Fund typically are purchased in the over-the-counter market or pursuant to an underwritten offering. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

   Portfolio Turnover. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. Because the Fund intends to invest entirely in securities with maturities of 397 days or less (as determined by Rule 2a-7 under the 1940
Act) and because securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation, the portfolio turnover rate with respect to the Fund is expected to be 0% for regulatory purposes.

   Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objectives, and, despite its anticipated 0% portfolio turnover rate for regulatory purposes, the Fund's policy of investing only in securities with maturities of less than

397 days (as determined by Rule 2a-7 under the 1940 Act) will, in practice, result in high portfolio turnover. Since brokerage commissions are not normally paid on investments that the Fund makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Fund.

   Portfolio securities will not be purchased from or through, or sold to or through, the Fund's Administrator, Distributor, Advisor or any "affiliated person", as defined in the 1940 Act, of the Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Fund will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or any of the affiliates of the Advisor is a member, except to the extent permitted by law.

   On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, including the other BNY Hamilton Funds, to the extent permitted by applicable laws and regulations, the Advisor may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor, in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

   The Fund does not expect to pay any brokerage commissions during the initial fiscal year. In addition, because the Fund has not yet commenced operations as of the date of this Statement of Additional Information, the Fund did not pay any brokerage commissions during the prior three fiscal years.

   As of December 31, 2005, BNY Hamilton held equity securities and debt obligations of its regular broker-dealers, in the amounts indicated below:

                                                             Total Security
                                                             Value (000's)
                                                             --------------
ABN AMRO Bank...............................................      $ 150,000
ABN AMRO Holding NV.........................................          1,388
Alpha Bank..................................................          1,293
American Express............................................        200,786
AXA.........................................................          1,642
Bank of America Corp........................................         27,676
BB & T Corp.................................................            381
Bear Stearns & Cos., Inc....................................         27,073
BNP Paribas SA..............................................          2,467
CIGNA Corp..................................................            162
Cincinnati Financial Corp...................................             89
Citigroup, Inc..............................................        114,990
Comerica, Inc...............................................            105
Credit Suisse Group.........................................          2,678
Deutsche Bank AG............................................        202,427
E*Trade Financial Corp......................................             96
Federated Investors, Inc....................................             35
Franklin Resources, Inc.....................................            260
Goldman Sachs Group, Inc....................................        640,939
ING Group NV................................................          1,915
Janus Capital Group, Inc....................................             45
JP Morgan Chase & Co........................................         13,809
KeyCorp.....................................................            153
Lehman Brothers Holdings, Inc...............................          7,647
Lincoln National Corp.......................................            103
Marsh & McClennan Cos., Inc.................................            266
MBIA, Inc...................................................             95
Mellon Financial Corp.......................................            163
Merrill Lynch & Co., Inc....................................         10,691
Metlife, Inc................................................          1,772
Morgan Stanley..............................................        727,328
National Australia Bank Ltd.................................          1,601

                                                             Total Security
                                                             Value (000's)
                                                             --------------
Nomura Holdings, Inc........................................          1,633
Northern Trust Corp.........................................            111
Piper Jaffray Cos., Inc.....................................          1,344
PNC Financial Services Group, Inc...........................            207
Prudential Corp. plc........................................          1,255
Prudential Financial, Inc...................................          3,598
Regions Financial Corp......................................            179
Sanpaolo IMI spa............................................          2,138
Societe Generale............................................          1,808
State Street Corp...........................................            208
T. Rowe Price Group, Inc....................................          1,859
The Bank of New York Co., Inc...............................            279
The Charles Schwab Corp.....................................            172
UBS AG......................................................         53,089
Wachovia Corp...............................................         10,562
Zions Bancorp...............................................             91
Zurich Financial Services AG................................          1,075

                             Description of Shares

   BNY Hamilton is a registered, open-end investment company organized under the laws of the State of Maryland on May 1, 1992. The fiscal year end of the Fund is December 31. The Articles of Incorporation currently permit BNY Hamilton to issue 92,800,000,000 shares of common stock, par value $0.001 per share, of which shares of this Fund have been classified as follows:

                                                                 Number of
                                                                 Shares of
                                                                  Common
Name of Series and Classes Thereof                               Allocated
----------------------------------                             -------------
BNY Hamilton Tax-Exempt Money Fund

Institutional Shares                                           2,000,000,000
Hamilton Shares                                                2,000,000,000
Agency Shares                                                  2,000,000,000
Premier Shares                                                 2,000,000,000
Classic Shares                                                 2,000,000,000
Retail Shares                                                  2,000,000,000

   Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and non-assessable by BNY Hamilton. The rights of redemption and exchange are described in the appropriate Prospectus and elsewhere in this Statement of Additional Information.

   The shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act and Maryland law, the Directors themselves have the power to alter the number and the terms of office of the Directors, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successor; provided, however, that immediately after such appointment the requisite majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

   BNY Hamilton, if requested to do so by the holders of at least 10% of all series aggregated as a class, will call a meeting of shareholders for the purpose of voting upon the question of the removal of a Director or Directors and will assist in communications with other shareholders as required by
Section 16(c) of the 1940 Act.

   The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that under certain circumstances eliminates the personal liability of the Directors to BNY Hamilton or its shareholders. The Articles of

Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the Fund to the full extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   For information relating to mandatory redemption of Fund shares or, under certain circumstances, their redemption at the option of the Funds, see "Making Exchanges/Redeeming Shares" (or the equivalent heading) in the Fund's Prospectuses.

   As of December 8, 2006, no single person beneficially owned 25% or more of BNY Hamilton's outstanding voting securities.

                                     Taxes

   The Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to the Fund separately, rather than to BNY Hamilton as a whole. Net long-term and short-term capital gains, net income, and operating expenses therefore will be determined separately for the Fund.

   The Fund intends to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income from
(i) dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below); (b) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the Fund's assets is represented by cash, United States Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the Fund's assets, and 10% of the outstanding voting securities of such issuer and
(ii) not more than 25% of the value of its assets is invested (x) in the securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its net investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, "net capital gain").

   In general, for purposes of the 90% gross income requirement described in
(a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) above, (i) in the case of the Fund's investments in loan participations the issuer may be the financial intermediary or the borrower and (ii) the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

   If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If for any year the Fund does not qualify as a regulated investment company, all of its taxable income, including its net capital gain, will be subject to tax at the regular corporate rate, with no deduction for distributions to shareholders. Such distributions generally will be taxable to shareholders as qualified dividend income (as discussed below), and generally will result in a dividends received deduction for a corporate shareholder.

   Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax. For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

   For federal income tax purposes, distributions of investment income, other than distributions properly designated as "exempt-interest dividends," generally are taxable as ordinary income regardless of whether such distributions are taken in cash or reinvested in additional shares. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and may, in certain instances associated with not more than 20% of the Fund's assets, result in liability for federal alternative minimum tax, both for individual and corporate shareholders. Shareholders that receive social security or railroad retirement benefits, should consult their tax advisers to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Not all taxable dividends from all Funds are expected to be qualified dividend income. Distributions from the Fund will not be eligible for the 70% dividends-received deduction.

   A gain or loss realized by a shareholder on the redemption, sale or exchange of shares held as a capital asset will be capital gain or loss and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Individual shareholders will be subject to federal income tax on long-term capital gain recognized before January 1, 2011 at a maximum rate of 15%. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Any loss realized by a shareholder on the disposition of shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

   Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where, if applicable, the Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale price for the securities sold.

   The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

   Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

   Foreign Shareholders. Capital Gain Dividends and exempt-interest dividends will not be subject to withholding of federal income tax. However, distributions properly designated as exempt interest dividends may be subject to backup withholding, as discussed above. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

   If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

   Transfers by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to United States federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for United States federal estate tax purposes.

   Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the rules.

                                  Appendix A

Description of Securities Ratings

S&P

Corporate and Municipal Bonds

   AAA Debt obligations rated AAA have the highest ratings assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA Debt obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

   A Debt obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

   BBB Debt obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than for debts in higher rated categories.

   BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

   B Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

   CCC Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

   CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.

   NR No public rating has been requested, there may be insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

   A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

   A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S

Corporate and Municipal Bonds

   Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be presented elements of danger with respect to principal or interest.

   Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   NR No public rating has been requested, there may be insufficient information on which to base a rating, or that Moody's does not rate a particular type of obligation as a matter of policy.


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Commercial Paper, Including Tax-Exempt Commercial Paper

   Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  .   Leading market positions in well established industries.

  .   High rates of return on funds employed.

  . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  . Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes

   MIG-1 The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

   MIG-2 MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

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